                                                                    Exhibit 10.2
                               CREDIT AGREEMENT

                         Dated as of December 22, 1994


          COMCAST MH HOLDINGS, INC., a Delaware corporation, the BANKS listed on the signature pages hereof, THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), NATIONSBANK OF TEXAS, N.A., and THE TORONTO-DOMINION BANK, as Arranging Agents, THE BANK OF NEW YORK, THE BANK OF NOVA SCOTIA, CANADIAN IMPERIAL BANK OF COMMERCE and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Managing Agents, and NATIONSBANK OF TEXAS, N.A., as Administrative Agent, agree as follows (with certain terms used herein being defined in Article 10):


                                   ARTICLE 1

                                CREDIT FACILITY
                                ---------------

          Section 1.01.  Commitment to Lend.  (a)  Loans.  Upon the terms and
                         ------------------        -----
subject to the conditions of this Agreement, each Bank agrees to make, from time to time during the period from the Agreement Date through the Commitment Termination Date, one or more Loans to the Borrower in an aggregate unpaid principal amount not exceeding at any time such Bank's Commitment at such time; provided, however, that (i) no Tranche A Loan shall be requested or made if,
- - - --------  -------
after giving effect to the making thereof and the making of each other Tranche A Loan requested to be made at such time, the aggregate principal amount of all Tranche A Loans outstanding at such time would exceed the Total Tranche A Commitment at such time, (ii) no Tranche B Loan shall be requested or made (A) unless the aggregate amount of all Tranche A Loans outstanding at such time is equal to the Total Tranche A Commitment at such time or (B) if, after giving effect to the making thereof and the making of each other Tranche B Loan requested to be made at such time, the aggregate principal amount of all Tranche B Loans outstanding at such time would exceed the Total Tranche B Commitment at such time and (iii) no Loan shall be requested or made if, after giving effect to the making thereof and the making of each other Loan requested to be made at such time, the aggregate principal amount of all Loans outstanding at such time, together with the aggregate principal amount of all Senior Subordinated Indebtedness outstanding at such time, would exceed the Total Commitment at such time. The Total Tranche A Commitment on the Agreement Date is $775,000,000.
The Total Tranche B Commitment on the Agreement Date is $75,000,000.

          (b)  Type of Loans.  Subject to Section 1.06 and the other terms and
               -------------
conditions of this Agreement, the Loans may, at the option of the Borrower, be made as, and from time to time continued as or converted into, Base Rate Loans or Eurodollar Rate Loans of any permitted Type, or any combination thereof.

          Section 1.02.  Manner of Borrowing.  (a)  The Borrower shall give the
                         -------------------
Administrative Agent notice (which shall be irrevocable) no later than 10:00 a.m. (Dallas time) on, in the case of Base Rate Loans, the Business Day and, in the case of Eurodollar Rate Loans, the third Eurodollar Business Day, before the requested date for the making of such Loans. Each such notice shall be in the form of Schedule 1.02 and shall specify (i) whether such Loans are Tranche A
        -------------
Loans or Tranche B Loans (or a combination thereof), (ii) the requested date for the making of the requested Loans, which shall be, in the case of Base Rate Loans, a Business Day and, in the case of Eurodollar Rate Loans, a Eurodollar Business Day, (iii) the Type or Types of Loans requested and (iv) the amount of each such Type of Loan, the aggregate amount of which shall be $3,000,000 or any integral multiple of $500,000 in excess thereof or the amount of the unused Total Commitment. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of the contents thereof, of the amount and Type of each Loan to be made by such Bank on the requested date specified therein and whether such Loan is a Tranche A Loan or a Tranche B Loan (or a combination thereof).

          (b) Not later than 12:00 noon (Dallas time) on each requested date for the making of Loans, each Bank shall make available to the Administrative Agent, in Dollars in funds immediately available to the Administrative Agent at the Administrative Agent's Office, the Loans to be made by such Bank on such date. The obligations of the Banks hereunder are several and, accordingly, any Bank's failure to make any Loan to be made by it on the requested date therefor shall not relieve any other Bank of its obligation to make any Loan to be made by such other Bank on such date, but such other Bank shall not be liable for such failure.

          (c) Unless the Administrative Agent shall have received notice from a Bank prior to 12:00 noon (Dallas time) on the requested date for the making of any Loans that such Bank will not make available to the Administrative Agent the Loans requested to be made by such Bank on such date, the Administrative Agent may assume that such Bank has made such Loans available to the Administrative Agent on such date in accordance with Section 1.02(b) and the Administrative Agent in its sole discretion may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount on behalf of such Bank. If and to the extent such Bank shall not have so made available to the Administrative Agent the Loans requested to be made by such Bank on such date and the Administrative Agent shall have so made available to the Borrower a corresponding amount on behalf of such Bank, such Bank shall, on demand, pay to the Administrative Agent such corresponding amount together with interest thereon, for each day from the date such amount shall have been so made available by the Administrative Agent to the Borrower until the date such amount shall have been paid to the Administrative Agent, at the Federal Funds Rate until (and including) the third Business Day after demand is made and thereafter at the Base Rate. If such Bank does not pay such corresponding amount promptly upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Borrower and the Borrower shall immediately repay such corresponding amount to the Administrative Agent together with accrued interest thereon at the applicable rate or rates provided in Section 1.03(a); provided,
                                                                     --------
however, that, with respect to such repayment, the Borrower shall have no
- - - -------
liability with respect to losses, costs or expenses otherwise compensable under
Section 7.04 in connection therewith.

          (d) All Loans made available to the Administrative Agent in accordance with Section 1.02(b) shall be disbursed by the Administrative Agent not later than 3:00 p.m. (Dallas time) on the requested date therefor in Dollars in funds immediately available to the Borrower by credit to an account of the Borrower at the Administrative Agent's Office or in such other manner as may have been specified in the applicable notice and as shall be acceptable to the Administrative Agent.

          Section 1.03.  Interest.  (a)  Rates.  Each Loan shall bear interest
                         --------        -----
on the outstanding principal amount thereof until due at a rate per annum equal to, (i) so long as it is a Base Rate Loan, the Base Rate as in effect from time to time plus the Applicable Margin and (ii) so long as it is a Eurodollar Rate
        ----
Loan, the applicable Adjusted Eurodollar Rate plus the Applicable Margin.  If
                                              ----
all or any part of a Loan or any other amount due and payable under the Borrower Loan Documents is not paid when due (whether at maturity, by reason of notice of prepayment or acceleration or otherwise), such unpaid amount shall, to the maximum extent permitted by Applicable Law, bear interest for each day during the period from the date such amount became so due until it shall be paid in full (whether before or after judgment) at a rate per annum equal to the applicable Post-Default Rate.

          (b)  Payment.  Interest shall be payable, (i) in the case of Base Rate
               -------
Loans, on each Interest Payment Date, (ii) in the case of Eurodollar Rate Loans, on the last day of each applicable Interest Period (and, in the case of a Eurodollar Rate Loan having an Interest Period longer than three months, on each three month anniversary of the first day of such Interest Period) and (iii) in the case of any Loan, when such Loan shall be due (whether at maturity, upon mandatory prepayment, by reason of notice of prepayment or acceleration or otherwise) or converted, but only to the extent then accrued on the amount then so due or converted. Interest at the Post-Default Rate shall be payable on demand.

          (c)  Conversion and Continuation.  (i)  All or any part of the
               ---------------------------
     principal amount of Loans of any Type may, on any Business Day, be converted into any other Type or Types of Loans, except that (A) Eurodollar Rate Loans may be converted only on the last day of the applicable Interest Periods therefor and (B) Base Rate Loans may be converted into Eurodollar Rate Loans only on a Eurodollar Business Day.

              (ii) Base Rate Loans shall continue as Base Rate Loans unless and until such Loans are converted into Loans of another Type. Eurodollar Rate Loans of any Type shall continue as Loans of such Type until the end of the then current Interest Period therefor, at which time they shall be automatically converted into Base Rate Loans unless the Borrower shall have given the Administrative Agent notice in accordance with Section 1.03(c)(iv) requesting either that such Loans continue as Loans of such Type for another Interest Period or that such Loans be converted into Loans of another Type at the end of such Interest Period.

             (iii)  Notwithstanding anything to the contrary contained in
     Section 1.03(c)(i) or (ii), so long as an Event of Default shall have occurred and be continuing, the Administrative Agent may (and, at the request of Banks having more than 66 2/3% of the Loans outstanding (or, if there are no Loans outstanding, more than 66 2/3% of the Total Commitment), shall) notify the Borrower that Loans may only be converted into or continued upon the expiration of the applicable current Interest Period therefor as Loans of certain specified Types and, thereafter, until no Event of Default shall continue to exist, Loans may not be converted into or continued as Loans of any Type other than one or more of such specified Types.

              (iv) The Borrower shall give the Administrative Agent notice (which shall be irrevocable) of each conversion of Loans or continuation of Eurodollar Rate Loans no later than 11:00 a.m. (Dallas time) on, in the case of a conversion into Base Rate Loans, the Business Day and, in the case of a conversion into or continuation of Eurodollar Rate Loans, the third Eurodollar Business Day before the requested date of such conversion or continuation. Each notice of conversion or continuation shall be in the form of Schedule 1.03(c)(iv) and shall specify (A) the requested date of
             --------------------
     such conversion or continuation, (B) whether such Loans are Tranche A Loans or Tranche B Loans (or a combination thereof), (C) the amount and Type and, in the case of Eurodollar Rate Loans, the last day of the applicable Interest Period for the Loans to be converted or continued and (D) the amount and Type or Types of Loans into which such Loans are to be converted or as which such Loans are to be continued. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of (w) the contents thereof, (x) the amount and Type and, in the case of Eurodollar Rate Loans, the last day of the applicable Interest Period for each Loan to be converted or continued by such Bank, (y) whether such Loans are Tranche A Loans or Tranche B Loans (or a combination thereof) and (z) the amount and Type or Types of Loans into which such Loans are to be converted or as which such Loans are to be continued.

          (d)  Maximum Interest Rate.  Nothing contained in the Loan Documents
               ---------------------
shall require the Borrower at any time to pay interest at a rate exceeding the Maximum Permissible Rate. If interest payable by the Borrower on any date would exceed the maximum amount permitted by the Maximum Permissible Rate, such interest payment shall automatically be reduced to such maximum amount permitted, and interest for any subsequent period, to the extent less than the maximum amount permitted for such period by the Maximum Permissible Rate, shall be increased by the unpaid amount of such reduction. Any interest actually received for any period in excess of such maximum amount permitted for such period shall be deemed to have been applied as a prepayment of the corresponding Loans.

          Section 1.04.  Repayment.  The aggregate outstanding principal amount
                         ---------
of the Loans shall mature and become due and payable, and shall be repaid by the Borrower, on the Commitment Termination Date.

          Section 1.05.  Prepayments.  (a)  Optional Prepayments.  The Borrower
                         -----------        --------------------
may, at any time and from time to time, prepay the Loans in whole or in part, without premium or penalty, except that any optional partial prepayment shall be in an aggregate principal amount of $3,000,000 or any integral multiple of $500,000 in excess thereof. Any prepayment of Eurodollar Rate Loans made on a day other than the last day of the applicable Interest Periods therefor shall be accompanied by the amount, if any, required to be paid in respect thereof pursuant to Section 7.04. The Borrower shall give the Administrative Agent notice of each prepayment no later than 11:00 a.m. (Dallas time) on, in the case of a prepayment of Base Rate Loans, the Business Day and, in the case of a prepayment of Eurodollar Rate Loans, the third Eurodollar Business Day before the date of such prepayment. Each such notice of prepayment shall be in the form of Schedule 1.05 and shall specify (i) whether such Loans are Tranche A
        -------------
Loans or Tranche B Loans (or a combination thereof), (ii) the date such prepayment is to be made and (iii) the amount and Type and, in the case of Eurodollar Rate Loans, the last day of the applicable Interest Periods for the Loans to be prepaid. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of the contents thereof and the amount and Type and, in the case of Eurodollar Rate Loans, the last day of the applicable

Interest Periods for the Loans of such Bank to be prepaid. Amounts to be so prepaid shall irrevocably be due and payable on the date specified in the applicable notice of prepayment, together with interest thereon as provided in
Section 1.03(b).

          (b)  Mandatory Prepayments.  If, after giving effect to any reduction
               ---------------------
of the Tranche A Commitment or the Tranche B Commitment pursuant to Section 1.07, the aggregate outstanding principal amount of the Tranche A Loans or the Tranche B Loans, as the case may be, exceeds the Tranche A Commitment or the Tranche B Commitment,as the case may be, the Borrower shall prepay the Tranche A Loans or the Tranche B Loans, as applicable, in an amount equal to the amount of such excess, together with interest thereon as provided in Section 1.03(b), and the amount, if any, required to be paid in respect thereof pursuant to Section 7.04, on the date of such reduction.

          (c)  Application and Timing.  Prepayments of Loans made pursuant to
               ----------------------
Section 1.05(b) shall be applied first to prepay Base Rate Loans and then to prepay Eurodollar Rate Loans in the order that the Interest Periods for such Loans end. Amounts to be so prepaid shall be paid on the date specified therefor, whether or not such payment would require a prepayment of any Eurodollar Rate Loans prior to the last day of the applicable Interest Periods therefor or would result in losses, costs or expenses compensable under Section 7.04.

          Section 1.06.  Limitation on Types of Loans.  Notwithstanding anything
                         ----------------------------
to the contrary contained in this Agreement, the Borrower shall borrow, prepay, convert and continue Loans in a manner such that (a) the aggregate principal amount of Eurodollar Rate Loans having the same Interest Period shall at all times be not less than $3,000,000, (b) there shall not be, at any one time, more than six Interest Periods in effect with respect to Eurodollar Rate Loans of all Types and (c) no payment of Eurodollar Rate Loans will have to be made prior to the last day of an applicable Interest Period in order to repay the Loans in the amounts and (subject to Section 1.10(d)) on the dates specified in Sections 1.04 and 1.05(b).

          Section 1.07.  Reductions of Commitments.  (a)  Scheduled Reductions.
                         -------------------------        --------------------
(i)  Scheduled Reductions of Total Tranche A Commitment.  Subject to the
     --------------------------------------------------
adjustments described in Section 1.07(d), the Total Tranche A Commitment shall be automatically reduced on each date set forth below by the amount set forth below opposite each such date:


                                           Amount of
                 Date                      Reduction
                 ----                      ---------

          March 31, 1998                   $23,250,000
          June 30, 1998                    $23,250,000
          September 30, 1998               $23,250,000
          December 31, 1998                $23,250,000



          March 31, 1999                         $27,125,000
          June 30, 1999                          $27,125,000
          September 30, 1999                     $27,125,000
          December 31, 1999                      $27,125,000

          March 31, 2000                         $31,000,000
          June 30, 2000                          $31,000,000
          September 30, 2000                     $31,000,000
          December 31, 2000                      $31,000,000

          March 31, 2001                         $34,875,000
          June 30, 2001                          $34,875,000
          September 30, 2001                     $34,875,000
          December 31, 2001                      $34,875,000

          March 31, 2002                         $38,750,000
          June 30, 2002                          $38,750,000
          September 30, 2002                     $38,750,000
          December 31, 2002                      $38,750,000

          March 31, 2003                         $38,750,000
          June 30, 2003                          $38,750,000
          September 30, 2003                     $38,750,000
          December 31, 2003                      $38,750,000

          (ii)  Scheduled Reductions of Total Tranche B Commitment.  Subject to
                --------------------------------------------------
the adjustments described in Section 1.07(d), the Total Tranche B Commitment shall be automatically reduced on each date set forth below by the amount set forth below opposite each such date:

                                                 Amount of
                 Date                            Reduction
                 -----                           ---------

          March 31, 1998                         $2,250,000
          June 30, 1998                          $2,250,000
          September 30, 1998                     $2,250,000
          December 31, 1998                      $2,250,000

          March 31, 1999                         $2,625,000
          June 30, 1999                          $2,625,000
          September 30, 1999                     $2,625,000
          December 31, 1999                      $2,625,000

          March 31, 2000                         $3,000,000
          June 30, 2000                          $3,000,000
          September 30, 2000                     $3,000,000
          December 31, 2000                      $3,000,000

          March 31, 2001                         $3,375,000
          June 30, 2001                          $3,375,000
          September 30, 2001                     $3,375,000
          December 31, 2001                      $3,375,000

          March 31, 2002                         $3,750,000


          June 30, 2002                          $3,750,000
          September 30, 2002                     $3,750,000
          December 31, 2002                      $3,750,000

          March 31, 2003                         $3,750,000
          June 30, 2003                          $3,750,000
          September 30, 2003                     $3,750,000
          December 31, 2003                      $3,750,000

          (b)  Optional Reductions.  The Borrower may reduce the Total
               -------------------
Commitment by giving the Administrative Agent notice (which shall be irrevocable) thereof no later than 10:00 a.m. (Dallas time) on the third Business Day before the requested date of such reduction, except that each partial reduction thereof shall be in an amount equal to $1,000,000 or any integral multiple of $1,000,000 in excess thereof and that no reduction shall reduce (i) the Total Tranche A Commitment or Total Tranche B Commitment, as the case may be, to an amount less than the aggregate principal amount of all Tranche A Loans or Tranche B Loans, as the case may be, outstanding at such time, (ii) the Total Commitment to an amount less than the aggregate principal amount of all Loans and all Senior Subordinated Indebtedness outstanding at such time or (iii) the Total Tranche A Commitment unless the Total Tranche B Commitment shall have been reduced to zero. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of the contents thereof and the amounts to which such Bank's Tranche A Commitment and/or Tranche B Commitment are to be reduced.

          (c)  Other Mandatory Reductions.  (i) Upon the making of a Restricted
               --------------------------
Payment not prohibited by operation of clause (c) of Section 4.06, the Total Commitment shall be automatically reduced by an amount equal to the amount of such Restricted Payment. Each such reduction shall be applied to the Total Tranche A Commitment and the Total Tranche B Commitment pro rata in accordance with the respective amounts thereof.

               (ii) In the event that any of the Net Proceeds of any sale or disposition of assets contemplated by and in accordance with Section 4.08(f) have not been reinvested, pursuant to acquisitions described in Section 4.07(d), in cable television systems and related communications businesses in a manner not prohibited by this Agreement, or a contract providing for a transaction that will entail such reinvestment shall not have been entered into by all of the parties thereto, in either case, within the six-month period following such sale or disposition, and such non-invested Net Proceeds, together with the non-invested Net Proceeds of all previous such sales or dispositions (net of the amount of any previous reduction made on the basis thereof pursuant to this
Section 1.07(c)(ii)), exceeds $2,000,000, the Total Commitment shall be reduced by the amount equal to such excess. Each such reduction shall be applied to the Total Tranche A Commitment and the Total Tranche B Commitment pro rata in accordance with the respective amounts thereof.

          (d)  Adjustments.  Upon each reduction of the Total Commitment
               -----------
pursuant to Section 1.07(b) or Section 1.07(c), the remaining scheduled reductions set forth in Sections 1.07(a)(i) and 1.07(a)(ii), respectively, shall be adjusted, after giving effect to any prior adjustments thereto pursuant to this Section 1.07(d), by reducing each such scheduled reduction by the amount obtained by multiplying such reduction of the Total Commitment by a fraction, the numerator of which is the amount of such scheduled reduction and the denominator of which is the aggregate of all such remaining scheduled reductions.

          (e)  No Reinstatement.  No reduction of the Total Commitment may be
               ----------------
reinstated.

          Section 1.08.  Commitment Fees.  The Borrower shall pay to the
                         ---------------
Administrative Agent, for the account of each Bank, a commitment fee on the daily unused amount of such Bank's Tranche A Commitment and Tranche B Commitment for each day from the Agreement Date through the Commitment Termination Date at a rate per annum of (a) for so long as the Leverage Ratio is greater than or equal to 5.50 to 1, 0.375%, and (b) for so long as the Leverage Ratio is less than 5.50 to 1, 0.25%, payable in arrears on successive Interest Payment Dates, on the date of any reduction of such Tranche A Commitment or Tranche B Commitment (to the extent accrued and unpaid on the amount of such reduction) and on the Commitment Termination Date.

          Section 1.09.  Computation of Interest and Fees.  Interest calculated
                         --------------------------------
on the basis of the Adjusted Eurodollar Rate or the Federal Funds Rate shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed. Commitment fees and interest calculated on the basis of the Prime Rate shall be computed on the basis of a year of 365 or 366 days, as applicable, and paid for the actual number of days elapsed. Interest for any period shall be calculated from and including the first day thereof to but excluding the last day thereof.

          Section 1.10.  Payments by the Borrower.  (a)  Time, Place and Manner.
                         ------------------------        ----------------------
All payments due to the Administrative Agent under the Borrower Loan Documents shall be made to the Administrative Agent at the Administrative Agent's Office or to such other Person or at such other address as the Administrative Agent may designate by notice to the Borrower. All payments due to any Bank under the Borrower Loan Documents shall, in the case of payments on account of principal of or interest on the Loans or fees, be made to the Administrative Agent at the Administrative Agent's Office and, in the case of all other payments, be made directly to such Bank at its Domestic Lending Office or at such other address as such Bank may designate by notice to the Borrower. All payments due to any Bank under the Borrower Loan Documents, whether made to the Administrative Agent or directly to such Bank, shall be made for the account of, in the case of payments in respect of Eurodollar Rate Loans, such Bank's Eurodollar Lending Office and, in the case of all other payments, such Bank's Domestic Lending Office. A payment shall not be deemed to have been made on any day unless such payment has been received by the required Person, at the required place of payment, in Dollars in funds immediately available to such Person, no later than 1:00 p.m. (Dallas time) on such day; provided, however, that the failure of the Borrower to make any such payment by
- - - --------  -------
such time shall not constitute a Default hereunder so long as such payment is received no later than 3:00 p.m. (Dallas time) on such day, but any such payment received later than 1:00 p.m. (Dallas time) on such day shall be deemed to have been made on the next Business Day for the purpose of calculating interest on the amount paid.

          (b)  No Reductions.  All payments due to the Administrative Agent or
               -------------
any Bank under the Borrower Loan Documents, and all other terms, conditions, covenants and agreements to be observed and performed by the Borrower thereunder, shall be made, observed or performed by the Borrower without any reduction or deduction whatsoever, including any reduction or deduction for any set-off, recoupment, counterclaim (whether sounding in tort, contract or otherwise) or Tax, except for, so long as the Borrower is in compliance with
Section 1.12, any withholding or deduction for Taxes required to be withheld or deducted under Applicable Law.

          (c)  Authorization to Charge Accounts.  The Borrower hereby authorizes
               --------------------------------
the Administrative Agent and each Bank, if and to the extent any amount payable by the Borrower under the Borrower Loan Documents (whether payable to such Person or to any other Person that is the Administrative Agent or a Bank) is not otherwise paid when due, to charge such amount against any or all of the demand deposit or other transaction accounts of the Borrower with such Person or any of such Person's Affiliates (whether maintained at a branch or office located within or without the United States), with the Borrower remaining liable for any deficiency. The Person so charging any such account shall give the Borrower prompt notice thereof, but any failure to give or delay in giving such notice shall not affect such Person's right to effect such charge.

          (d)  Extension of Payment Dates.  Whenever any payment to the
               --------------------------
Administrative Agent or any Bank under the Borrower Loan Documents would otherwise be due (except by reason of acceleration) on a day that is not a Business Day or, in the case of payments of the principal of Eurodollar Rate Loans, a Eurodollar Business Day, such payment shall instead be due on the next succeeding Business or Eurodollar Business Day, as the case may be, unless, in the case of a payment of the principal of Eurodollar Rate Loans, such extension would cause payment to be due in the next succeeding calendar month, in which case such due date shall be advanced to the next preceding Eurodollar Business Day. If the due date for any payment under the Borrower Loan Documents is extended (whether by operation of any Borrower Loan Document, Applicable Law or otherwise), such payment shall bear interest for such extended time at the rate of interest applicable hereunder.

          Section 1.11.  Distribution of Payments by the Administrative Agent.
                         ----------------------------------------------------
(a) The Administrative Agent shall promptly distribute to each Bank its ratable share of each payment received by the Administrative Agent under the Loan Documents for the account of the Banks by credit to an account of such Bank at the Administrative Agent's Office or by wire transfer to an account of such Bank at an office of any other commercial bank located in the United States or at any Federal Reserve Bank, in each case as may be specified by such Bank.

          (b) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks under the Loan Documents that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent in its sole discretion may, in reliance upon such assumption, cause to be distributed to each Bank on such due date a corresponding amount with respect to the amount then due such Bank. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent and the Administrative Agent shall have so distributed to any Bank a corresponding amount, such Bank shall, on demand, repay to the Administrative Agent the amount so distributed together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent, at the Federal Funds Rate until (and including) the third Business Day after demand is made and thereafter at the Base Rate.

          Section 1.12.  Taxes on Payments.  (a)  Taxes Payable by the Borrower.
                         -----------------        -----------------------------
If any Tax is required to be withheld or deducted from, or is otherwise payable by the Borrower in connection with, any payment due to any Bank or any Agent that is not a "United States person" (as such term is defined in Section
               --------------------
7701(a)(30) of the Code) hereunder, the Borrower (i) shall, if required, withhold or deduct the amount of such Tax from such payment and, in any case, pay such Tax to the appropriate taxing authority in accordance with Applicable Law and (ii) shall pay to such Bank or Agent such additional amounts as may be necessary so that the net amount received by such Bank or Agent with respect to such payment, after withholding or deducting all Taxes required to be withheld or deducted, is equal to the full amount payable hereunder. If any Tax is withheld or deducted from, or is otherwise payable by the Borrower in connection with, any payment due to any such Bank or Agent hereunder, the Borrower shall furnish to such Bank or Agent the original or a certified copy of a receipt for such Tax from the applicable taxing authority within 30 days after the date of such payment (or, if such receipt shall not have been made available by such taxing authority within such time, the Borrower shall use reasonable efforts to promptly obtain and furnish such receipt). If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to any such Bank or Agent the required receipts, the Borrower shall indemnify such Bank or Agent for any Taxes, interest, penalties or additions to Tax that may become payable by such Bank or Agent as a result of any such failure.

          (b)  Taxes Payable by any Bank or Agent.  The Borrower shall, promptly
               ----------------------------------
upon request by any Bank or Agent that is not a United States person for the payment thereof, pay to any such Bank or Agent an amount equal to (i) all Taxes (other than Bank Taxes and without duplication of amounts paid pursuant to Section 1.12(a)) payable by such Bank or Agent with respect to any payment due to such Bank or Agent hereunder and (ii) all Taxes (including Bank Taxes) payable by such Bank or Agent as a result of payments made by the Borrower (whether made to a taxing authority or to such Bank or Agent) pursuant to
Section 1.12(a) or this Section 1.12(b).

          (c)  Exemption from U.S. Withholding Taxes.  (i)  Each Bank that is
               -------------------------------------
not a United States person shall submit to the Borrower and the Administrative Agent, on or before the fifth day prior to the first Interest Payment Date occurring after the Closing Date (or, in the case of a Person that became a Bank by assignment, promptly upon such assignment), two duly completed and signed copies of either (A) Form 1001 of the United States Internal Revenue Service entitling such Bank to a complete exemption from withholding on all amounts to be received by such Bank pursuant to this Agreement and the Loans or (B) Form 4224 of the United States Internal Revenue Service relating to all amounts to be received by such Bank pursuant to this Agreement and the Loans. Each such Bank shall, from time to time after submitting either such Form, submit to the Borrower and the Administrative Agent such additional duly completed and signed copies of one or the other such Forms (or any successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may be (A) requested in writing by the Borrower or the Administrative Agent and
(B) appropriate under the circumstances and under then current United States law or regulations to avoid or reduce United States withholding taxes on payments in respect of all amounts to be received by such Bank pursuant to this Agreement or the Loans. Upon the request of the Borrower or the Administrative Agent, each Bank that is a United States person shall submit to the Borrower and the Administrative Agent a certificate to the effect that it is a United States person.

             (ii) If any Bank determines that it is unable to submit to the Borrower or the Administrative Agent any form or certificate that such Bank is obligated to submit pursuant to the preceding paragraph, or that it is required to withdraw or cancel any such form or certificate, or that any such form or certificate previously submitted has otherwise become ineffective or inaccurate, such Bank shall promptly notify the Borrower and the Administrative Agent of such fact.

            (iii) Notwithstanding anything to the contrary contained herein, the Borrower shall not be required to pay any additional amount in respect of United States withholding taxes pursuant to Section 1.12(a) or Section 7.02 to any Bank that (A) is not, on the date this Agreement is executed by such Bank (or, in the case of a Person that became a Bank by assignment, on the date of such assignment), either (x) entitled to submit Form 1001 of the United States Internal Revenue Service entitling such Bank to a complete exemption from withholding on all amounts to be received by such Bank pursuant to this Agreement and the Loans or Form 4224 of the United States Internal Revenue Service relating to all amounts to be received by such Bank pursuant to this Agreement and the Loans or (y) a United States person or (B) is no longer entitled to submit either such Form (or any successor form as shall be adopted from time to time by the relevant United States taxing authorities) as a result of any change in circumstances or other event other than a Regulatory Change.

          Section 1.13.  Evidence of Indebtedness.  Each Bank's Loans and the
                         ------------------------
Borrower's obligation to repay such Loans with interest in accordance with the terms of this Agreement shall be evidenced by this Agreement, the records of such Bank and a single Note payable to the order of such Bank. The records of each Bank shall be prima facie evidence of such Bank's Loans and accrued interest thereon and of all payments made in respect thereof.

          Section 1.14.  Pro Rata Treatment.  Except to the extent otherwise
                         ------------------
provided herein, (a) Tranche A Loans shall be made by the Banks pro rata in accordance with their respective Tranche A Commitments, (b) Tranche B Loans shall be made by the Banks pro rata in accordance with their respective Tranche B Commitments, (c) Loans of the Banks shall be converted and continued pro rata in accordance with their respective amounts of Loans of the Type and, in the case of Eurodollar Rate Loans, having the Interest Period being so converted or continued, (d) each reduction of the Total Commitment shall be applied to the Commitments of the Banks pro rata in accordance with the respective amounts thereof and (e) each payment of the principal of or interest on the Loans or of commitment fees shall be made for the account of the Banks pro rata in accordance with their respective amounts thereof then due and payable.


                                   ARTICLE 2

                              CONDITIONS TO LOANS
                              -------------------

          Section 2.01.  Conditions to Initial Loans.  The obligation of each
                         ---------------------------
Bank to make its initial Loan is subject to the fulfillment of each of the following conditions:

          (a) the Arranging Agents' and the Managing Agents' receipt of each of the following, in form and substance and, in the case of the materials referred to in clauses (i), (ii), (iii), (vii), (viii), (x), (xiii) and (xiv) below, certified in a manner satisfactory to the Required Agents:

          (i) a certificate of the Secretary or an Assistant Secretary or a Responsible Officer of each of the Loan Parties, dated the requested date for the making of such Loan, substantially in the form of Schedule
                                                               --------
     2.01(a)(i), to which shall be attached copies of the resolutions and by-
     ----------
     laws referred to in such certificate;

         (ii) copies of the certificate of incorporation of each of the Loan Parties, in each case certified, as of a recent date, by the Secretary of State or other appropriate official of the jurisdiction of incorporation of such Loan Party;

        (iii) a good standing or subsistence certificate with respect to the Borrower, each Consolidated Subsidiary and each other Loan Party (in each case, other than partnerships, to the extent such certificate is not customarily available with respect thereto), issued as of a recent date by the Secretary of State or other appropriate official of such Person's jurisdiction of incorporation, together with a telegram from such Secretary of State or other official, updating the information in such certificate;

         (iv)  an opinion of counsel for the Borrower and an opinion of counsel for each other Loan Party, each dated the requested date for the making of such Loan, in the form of Schedules 2.01(a)(iv)-1 and
                                         -----------------------
     2.01(a)(iv)-2, respectively, with such changes as the Required Agents shall
     -------------
     approve;

          (v) an opinion of special FCC counsel for the Borrower and the Subsidiaries and opinions of local counsel for the Borrower and the Subsidiaries addressing the law of the State of New Jersey, each dated the requested date for the making of such Loan, in the form of Schedules
                                                                ---------
     2.01(a)(v)-1 and 2.01(a)(v)-2, respectively, with such changes as the
     -----------------------------
     Required Agents shall approve;

         (vi) an opinion of Winthrop, Stimson, Putnam & Roberts, special counsel for the Arranging Agents and the Managing Agents, dated the requested date for the making of such Loan, in the form of Schedule
                                                                --------
     2.01(a)(vi);
     -----------

        (vii) a copy of each Governmental Approval and other consent or approval listed on Schedule 3.03;
                        -------------

       (viii) a certificate of a Responsible Officer of the Borrower, dated the requested date for the making of such

     Loan, with respect to the conditions set forth in Sections 2.02(b) and (c) and setting forth the calculation of the Leverage Ratio in effect immediately after giving effect to the making of the initial Loans and the application of the proceeds thereof;

         (ix) a duly executed Note for each Bank and a duly executed copy of each of the other Loan Documents;

          (x)  a copy of the Management Agreement and the Tax Sharing
     Agreement, each of which shall be in form and substance satisfactory to the Required Agents;

         (xi) such instruments and other documents as the Required Agents may request, the possession of which is necessary or appropriate in the Required Agents' determination to create or perfect a security interest in the Collateral under Applicable Law, including but not limited to the certificates representing the Pledged Securities, together with undated stock powers for such certificates duly executed in blank, and duly executed UCC-1 financing statements;

        (xii) evidence that, prior to or substantially simultaneously with the making of such Loan, (A) the Predecessor Indebtedness will be repaid,
     (B) all commitments to lend in respect of the Predecessor Indebtedness shall have been effectively terminated and (C) all UCC-3 termination statements and all other documents necessary in the determination of the Required Agents to effectively terminate of record all security interests related to the Predecessor Indebtedness shall have been duly executed by the proper parties and shall have been delivered to the Administrative Agent, or other arrangements with respect thereto satisfactory to the Required Agents shall have been made;

       (xiii) a certificate of a Responsible Officer of the Borrower, dated the requested date for the making of such Loan, to which shall be attached a pro forma balance sheet of the Borrower and the Consolidated Subsidiaries (excluding Comcast Cablevision of Inkster, L.P.) as at September 30, 1994, reflecting the making of the initial Loans and the repayment or satisfaction of the Predecessor Indebtedness, which shall be in reasonable detail and in form satisfactory to the Required Agents;

        (xiv)  copies of the Acquisition Documents; and

         (xv) evidence that the Borrower shall have paid all of the fees required to be paid to the Agents and the Banks on the date of the initial Loans and all of the reasonable fees and disbursements of Winthrop, Stimson, Putnam & Roberts, special counsel for the Arranging Agents and the Managing

     Agents, in connection with the negotiation, preparation, execution and delivery of the Loan Documents and the making of the initial Loans;

          (b) the acquisitions contemplated by the Acquisition Documents shall have been consummated in accordance with the Acquisition Documents (as the same may have been modified by any waivers of the terms and conditions thereof which, individually or in the aggregate, do not and, insofar as can reasonably be foreseen, will not have a Materially Adverse Effect on (i) the Borrower and the Consolidated Subsidiaries taken as a whole, (ii) any Loan Document or (iii) the Collateral), and the Arranging Agents and the Managing Agents shall have received a certificate of a Responsible Officer of the Borrower to such effect; and

          (c) a cash equity contribution in an amount not less than $555,000,000, less an amount not in excess of the known and reasonably estimated transaction costs incurred in connection with the formation and capitalization of Persons established to hold, directly or indirectly, the Capital Securities issued by the Borrower, shall have been made to the Borrower for common stock or for other Capital Securities satisfactory to the Required Agents.

          Section 2.02.  Conditions to Each Loan.  The obligation of each Bank
                         -----------------------
to make each Loan requested to be made by it, including its initial Loan, is subject to the fulfillment of each of the following conditions:

          (a) the Administrative Agent shall have received a notice of borrowing with respect to such Loan complying with the requirements of Section 1.02;

          (b) each Loan Document Representation and Warranty shall be true and correct in all material respects at and as of the time such Loan is to be made, both with and without giving effect to such Loan and all other Loans to be made at such time and to the application of the proceeds thereof, except, in the case of Loans other than the initial Loans, to the extent waived by the Required Banks;

          (c) no Default (other than a Default (i) that shall have been waived by the Required Banks or (ii) that shall not constitute an Event of Default and will be cured, contemporaneously with the making of such Loan pursuant to arrangements satisfactory to the Required Agents, by the application of the proceeds of such Loans and the other Loans to be made at such time) shall have occurred and be continuing at the time such Loan is to be made or would result from the making of such Loan and all other Loans to be made at such time or from the application of the proceeds thereof; and

          (d) without in any way limiting Section 2.02(c), such Bank shall have received such materials as it may have reasonably requested pursuant to Section 5.01(d) and that were reasonably capable of being delivered to such Bank prior to the making of such Loan.

          Except to the extent that the Borrower shall have disclosed in the notice of borrowing, or in a subsequent notice given to the Banks prior to 3:00 p.m. (Dallas time) on the Business Day before the requested date for the making of the requested Loans, that a condition specified in Section 2.02(b) or (c) will not be fulfilled as of the requested time for the making of such Loans, the Borrower shall be deemed to have made a Representation and Warranty as of the time of the making of such Loans that the conditions specified in such clauses have been fulfilled as of such time. No such disclosure by the Borrower that a condition specified in Section 2.02(b) or (c) will not be fulfilled as of the requested time for the making of the requested Loans shall affect the right of each Bank to not make the Loans requested to be made by it if such condition has not been fulfilled at such time.


                                   ARTICLE 3

                    CERTAIN REPRESENTATIONS AND WARRANTIES
                    --------------------------------------

          In order to induce each Bank to enter into this Agreement and to make each Loan requested to be made by it, the Borrower represents and warrants as follows:

          Section 3.01.  Organization; Power; Qualification.  Each of the
                         ----------------------------------
Borrower and the Subsidiaries is a corporation or a partnership, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, has full corporate or partnership power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and in good standing as a foreign corporation or limited partnership, as the case may be, and is authorized to do business, in all jurisdictions in which the character of its properties or the nature of its business requires such qualification or authorization, except for qualifications and authorizations the lack of which, singly or in the aggregate, has not had and, insofar as can reasonably be foreseen, will not have a Materially Adverse Effect on (a) the Borrower and the Consolidated Subsidiaries taken as a whole or (b) the Collateral.

          Section 3.02.  Capitalization; Subsidiaries.  Schedule 3.02 sets
                         ----------------------------   -------------
forth, as of the Agreement Date, (a) all of the Capital Securities issued by the Borrower and the Persons owning such Capital Securities, the jurisdictions of incorporation of such Persons and the percentages of such Capital Securities so owned and (b) all of the Subsidiaries, their jurisdictions of organization and the percentages of the various classes of their Capital Securities owned by the Borrower or another Subsidiary and indicates which Subsidiaries are Consolidated Subsidiaries. The Borrower or another Subsidiary, as the case may be, has the unrestricted right to vote, and (subject to limitations imposed by Applicable Law) to receive dividends and distributions on, all Capital Securities issued by the Subsidiaries indicated on
Schedule 3.02 as owned by the Borrower or such Subsidiary.  All such Capital
- - - -------------
Securities have been duly authorized and issued and are fully paid and nonassessable.

          Section 3.03.  Authorization; Enforceability; Required Consents;
                         -------------------------------------------------
Absence of Conflicts; Acquisition Documents.  The Borrower has the power, and
- - - -------------------------------------------
has taken all necessary action (including, if a corporation, any necessary stockholder action) to authorize it, to execute, deliver and perform in accordance with their respective terms the Loan Documents to which it is a party and to borrow hereunder in the amount of the unused Total Commitment. This Agreement has been, and each of the other Loan Documents to which the Borrower is a party when delivered to the Arranging Agents and the Managing Agents will have been, duly executed and delivered by the Borrower and is, or when so delivered will be, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity. The execution, delivery and performance in accordance with their respective terms by the Borrower of the Loan Documents to which it is a party, and each borrowing hereunder, whether or not in the amount of the unused Total Commitment, do not and (absent any change in any Applicable Law or applicable Contract) will not
(a) require any Governmental Approval or any other consent or approval, including any consent or approval of any Subsidiary or any consent or approval of the stockholders or the partners, as the case may be, of the Borrower or any Subsidiary, other than Governmental Approvals and other consents and approvals that have been obtained, are in full force and effect and are final and not subject to review on appeal or to collateral attack and, in the case of any such required under any Applicable Law or Contract as in effect on the Agreement Date, are listed on Schedule 3.03 or (b) violate, conflict with, result in a
                    -------------
breach of, constitute a default under, or result in or require the creation of any Lien upon any assets of the Borrower or any Subsidiary under, (i) any Contract to which the Borrower or any Subsidiary is a party or by which the Borrower or any Subsidiary or any of their respective properties may be bound or
(ii) any Applicable Law, except for such violations, conflicts, breaches or defaults of or under, or Liens resulting from or created under, Contracts or Applicable Law (A) so long as, in the case of any Contract, such Contract is not expressly identified or contemplated herein or in any other Loan Document, and no Loan Party is party thereto, or, in the case of Applicable Law, such Applicable Law is not applicable to any Loan Party, or, in the case of any such Lien, such Lien does not attach to any property of the Borrower, (B) that could not reasonably be expected to expose any Agent or Bank to any liability, loss, cost or expense and
(C) that, either alone or in conjunction with all other such violations, breaches or defaults, could not have a Materially Adverse Effect on (x) the Borrower and the Consolidated Subsidiaries taken as a whole, (y) any Loan Document or (z) the Collateral. There are no material agreements to which Comcast, the Borrower or any of their respective Subsidiaries is a party relating to the acquisitions contemplated by the Acquisition Documents, other than the Acquisition Documents.

          Section 3.04.  Litigation.  (a) Except as set forth on Schedule 3.04
                         ----------                              -------------
or as set forth in a notice to the Administrative Agent with sufficient copies for each of the Banks delivered not less than ten Business Days prior to each succeeding date on which this representation and warranty is being made or deemed made, there are not, in any court or before any arbitrator of any kind or before or by any governmental or non-governmental body, any actions, suits or proceedings (or any material development therein) pending or, to the knowledge of the Borrower and the Subsidiaries, threatened against or in any other way relating to or affecting (i) the Borrower or any Subsidiary or any of their respective businesses or properties, (ii) any Loan Document to which the Borrower or any Subsidiary is a party or (iii) the Collateral, except actions, suits or proceedings that may affect the cable television industry generally but with respect to which neither the Borrower or any Subsidiary nor any other Loan Party is a party or that, if adversely determined, would not, singly or in the aggregate, have a Materially Adverse Effect on (A) the Borrower and the Consolidated Subsidiaries taken as a whole, (B) any Loan Document or (C) the Collateral; provided, that when the representation and warranty contained in
            --------
this Section 3.04(a) is made on the Agreement Date and the Closing Date, it is deemed made to the knowledge of the Borrower on such dates.

          (b) There are not, in any court or before any arbitrator of any kind or before or by any governmental or non-governmental body, any actions, suits or proceedings pending or, to the knowledge of the Borrower and the Subsidiaries, threatened against or in any other way relating to or affecting (i) the Borrower or any Subsidiary or any of their respective businesses or properties, (ii) any Loan Document to which the Borrower or any Subsidiary is a party or (iii) the Collateral (except actions, suits or proceedings that may affect the cable television industry generally but with respect to which neither the Borrower or any Subsidiary nor any other Loan Party is a party) with respect to which there is a reasonable probability of a determination adverse to the interests of the Borrower or any Subsidiary that, if adversely determined, would, singly or in the aggregate, have a Materially Adverse Effect on (A) the Borrower and the Consolidated Subsidiaries taken as a whole, (B) any Loan Document or (C) the Collateral.

          Section 3.05.  Burdensome Provisions.  As of the Agreement Date and as
                         ---------------------
of the Closing Date, neither the Borrower nor any Subsidiary is a party to or bound by any Contract or Applicable Law (other than Applicable Law affecting the cable television industry generally), compliance with which might, insofar as can reasonably be foreseen by the Borrower, have a Materially Adverse Effect on (a) the Borrower and the Consolidated Subsidiaries taken as a whole, (b) any Loan Document to which the Borrower or any Subsidiary is a party or (c) the Collateral.

          Section 3.06.  No Adverse Change or Event.  Except for events
                         --------------------------
affecting the cable television industry generally, since December 31, 1993, no change in the business, assets, Liabilities, financial condition or results of operations of the Borrower or any Subsidiary has occurred, and no event has occurred or, in the case of events anticipated by the Borrower to have occurred prior to the making or deemed making of this representation and warranty, failed to occur, that has had or might have, insofar as can reasonably be foreseen by the Borrower, either alone or in conjunction with all other such changes, events and failures, a Materially Adverse Effect on (a) the Borrower and the Consolidated Subsidiaries taken as a whole, (b) any Loan Document to which the Borrower or any Subsidiary is a party or (c) the Collateral. Such an adverse change may have occurred, and such an event may have occurred or failed to occur, within the meaning of this Section 3.06 at any particular time without regard to whether such change, event or failure constitutes a Default or whether any other Default shall have occurred and be continuing.

          Section 3.07.  Taxes.  Each of the Borrower and the Subsidiaries has
                         -----
filed (either directly or indirectly through the Affiliate of the Borrower or such Subsidiary responsible (whether as common parent or agent of a filing group or otherwise) under Applicable Law for such filing) all United States Federal income tax returns and all other material Tax returns that are required to be filed by such Person and have paid (either directly or indirectly through the Affiliate of the Borrower or such Subsidiary responsible (whether as common parent or agent of a filing group or otherwise) under Applicable Law for such payment) all Taxes reflected as being due pursuant to such returns and all Taxes due pursuant to any assessment received by the Borrower or any of its Affiliates and relating to the Borrower or any Subsidiary, except such Taxes, if any, as are being contested in good faith by appropriate proceedings, if any, and as to which adequate reserves have been provided and except, with respect to such Subsidiaries, as at the Agreement Date and the Closing Date, for such tax returns the failure to file and Taxes the failure to pay of which would not have a Materially Adverse Effect on (a) the Borrower and the Consolidated Subsidiaries taken as a whole, (b) any Loan Document to which the Borrower or any Subsidiary is a party or (c) the Collateral. The charges, accruals and reserves on the books of the Borrower and each of the Subsidiaries in respect of Taxes and other governmental charges are, as of the Agreement Date and the Closing Date, to the knowledge of the Borrower, and at all other times, in the opinion of the Borrower, adequate. Other than the Tax Sharing Agreement, there is in effect on the Agreement Date, after giving effect to the acquisitions contemplated in the Acquisition Documents, no tax sharing, tax allocation or similar agreement to which the Borrower or any Subsidiary is a party.

          Section 3.08.  No Default.  Neither the Borrower nor any of the
                         ----------
Subsidiaries is in default in the payment or performance or observance of any Contract to which it is a party or by which it or its properties or assets may be bound that, individually or together with all other such defaults, could have a Materially Adverse Effect on (a) the Borrower and the Consolidated Subsidiaries taken as a whole, (b) any Loan Document to which the Borrower or any Subsidiary is a party or (c) the Collateral.

          Section 3.09.  Franchises.  To the knowledge of the Borrower, set
                         ----------
forth in Schedule 3.09 is a complete and correct list of all of the Franchises
         -------------
granted or issued by any state, county, city, town, village or other local governmental authority and owned by the Borrower and each of the Subsidiaries on the Agreement Date, setting forth the respective system names, territories and expiration dates and each such Franchise is in full force and effect on the Agreement Date. No default has occurred that is continuing under or in respect of any of the provisions of any such Franchise other than defaults the consequences of which would not have a Materially Adverse Effect on (a) the Borrower and the Subsidiaries taken as a whole, (b) any Loan Document to which the Borrower or any Subsidiary is a party or (c) the Collateral. Except as set forth in Schedule 3.09, no Governmental Approval is required to enable the
         -------------
Borrower or any of the Subsidiaries to own and operate any such Franchise other than Governmental Approvals that have been obtained and are in full force and effect or the absence of which would not have a Materially Adverse Effect on (i) the Borrower and the Subsidiaries taken as a whole, (ii) any Loan Document to which the Borrower or any Subsidiary is a party or (iii) the Collateral. Except as set forth in Schedule 3.09, neither the Borrower nor any of the Subsidiaries
                -------------
has received notice from the granting body or any other governmental authority with respect to any breach of any covenant under, or any default with respect to, any Franchise other than breaches or defaults the consequences of which would not have a Materially Adverse Effect on (x) the Borrower and the Subsidiaries taken as a whole, (y) any Loan Document to which the Borrower or any Subsidiary is a party or (z) the Collateral.

          Section 3.10.  Not an Investment Company.  Neither the Borrower nor
                         -------------------------
any of the Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940.

          Section 3.11.  Hazardous Materials.  The Borrower and each of the
                         -------------------
Subsidiaries have obtained all permits, licenses and other authorizations which are required under all Environmental Laws, except to the extent failure to have any such permit, license or authorization would not have a Materially Adverse Effect on (a) the Borrower and the Subsidiaries taken as a whole, (b) any Loan Document to which the Borrower or any Subsidiary is a party or (c) the Collateral. The Borrower and each of the Subsidiaries are in compliance with the terms and conditions of all such permits, licenses and authorizations, and are also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent failure to comply would not have a Materially Adverse Effect on (i) the Borrower and the Subsidiaries taken as a whole, (ii) any Loan Document to which the Borrower or any Subsidiary is a party or (iii) the Collateral. In addition, to the knowledge of the Borrower, no notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending or threatened by any governmental or other entity with respect to any alleged failure by the Borrower or any of the Subsidiaries to have any permit, license or authorization required in connection with the conduct of the business of the Borrower or any of the Subsidiaries or with respect to any generation, treatment, storage, recycling, transportation, discharge, disposal or "release" (as such term is defined in 42 U.S.C. (S) 9601(22)) of Hazardous Materials generated by the Borrower or any of the Subsidiaries, the consequences of any of which would have a Materially Adverse Effect on (x) the Borrower and the Subsidiaries taken as a whole, (y) any Loan Document to which the Borrower or any Subsidiary is a party or (z) the Collateral. To the knowledge of the Borrower, there have been no environmental investigations, studies, audits, tests, reviews or other analyses conducted by or that are in the possession of the Borrower or any of the Subsidiaries in relation to any property or facility now or previously owned or leased by the Borrower or any of the Subsidiaries that have not been made available to the Banks and that relate to or contain any information that could, if known, lead to any of the items referred to in the preceding sentence having the consequences set forth in the preceding sentence.

          Section 3.12.  FCC and Copyright Matters.  Each of the Borrower and
                         -------------------------
the Subsidiaries has duly and timely filed all cable television registration statements and other filings that are required to be filed by them under the Communications Act of 1934 and all other Applicable Law pertaining to the cable television industry and is in all material respects in substantial compliance with such Act and other Applicable Law, including the rules and regulations of the FCC relating to the carriage of television signals, except to the extent that the failure to duly and timely file any such registration statement or filing, or failure to comply with such Act or other Applicable Law, would not have a Materially Adverse Effect on (a) the Borrower and the Subsidiaries taken as a whole, (b) any Loan Document to which the Borrower or any Subsidiary is a party or (c) the Collateral. The Borrower and each of the Subsidiaries has recorded or deposited with and paid to the United States Copyright Office, the Register of Copyrights and the Copyright Royalty Tribunal all notices, statements of account, royalty fees and other documents and instruments required under the Copyright Act, except to the extent that the failure to record, deposit or pay such notices, statements of accounts, royalty fees and other documents and instruments would not have a Materially Adverse Effect on (i) the Borrower and the Subsidiaries taken as a whole, (ii) any Loan Document to which the Borrower or any Subsidiary is a party or (iii) the Collateral. Neither the Borrower nor any of the Subsidiaries is liable to any Person for copyright infringement under the Copyright Act as a result of its business operations, except to the extent that any such liability would not have a Materially Adverse Effect on (x) the Borrower and the Subsidiaries taken as whole, (y) any Loan Document to which the Borrower or any Subsidiary is a party or (z) the Collateral.

          Section 3.13.  Senior Obligations.  The obligations of the Borrower
                         ------------------
under the Borrower Loan Documents and under any Interest Rate Protection Agreement entered into with any Bank or any Affiliate of a Bank constitute "Senior Obligations" within the meaning and pursuant to the terms of the Affiliate Subordination Agreement with respect to Affiliate Subordinated Obligations.

          Section 3.14.  Benefit Plans.  As of the Agreement Date, neither the
                         -------------
Borrower nor any Subsidiary has any Existing Benefit Plans other than those listed on Schedule 3.14.
          -------------

          Section 3.15.  Security Interest.  When the Administrative Agent as
                         -----------------
the Secured Party has taken possession on behalf of the Principals (as defined in the Pledge Agreements) of the certificates representing the Pledged Securities, the Security Interest will constitute a valid and perfected security interest in the Pledged Securities and the Pledged Securities will not be subject to any other Lien.


                                   ARTICLE 4

                               CERTAIN COVENANTS
                               -----------------

          From the Agreement Date and until the Repayment Date,

     A.  The Borrower shall and shall cause each Subsidiary to:
         -----------------------------------------------------

          Section 4.01.  Preservation of Existence and Properties, Scope of
                         --------------------------------------------------
Business, Compliance with Law, Payment of Taxes and Claims, Preservation of
- - - ---------------------------------------------------------------------------
Enforceability.  (a)  Preserve
- - - --------------
and maintain its corporate or partnership existence, as the case may be (except as permitted by Section 4.07 and except for liquidation or dissolution of any Subsidiary in connection with or following the sale or other disposition of all or substantially all of the assets of such Subsidiary in a disposition permitted under Section 4.08), and all of its other franchises, licenses, rights and privileges, including the Franchises, (b) preserve, protect and obtain all Intellectual Property, and preserve and maintain in good repair, working order and condition all other properties, required for the conduct of its business,
(c) comply with Applicable Law, (d) pay or discharge when due all Taxes and all Liabilities that are or might become a Lien on any of its properties and (e)
take all action and obtain all consents and Governmental Approvals required so that its obligations under the Loan Documents will at all times be legal, valid and binding and enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally; provided, however, that this Section 4.01 (other
                             --------  -------
than clause (a) above (insofar as it requires the Borrower to preserve its corporate or partnership existence, as the case may be) and clause (e) above) shall not apply in any circumstance where noncompliance, together with all other noncompliances with this Section 4.01, will not have a Materially Adverse Effect on (i) the Borrower and the Consolidated Subsidiaries taken as a whole, (ii) any Loan Document to which the Borrower or any Subsidiary is a party or (iii) the Collateral.

          Section 4.02.  Insurance.  Maintain insurance with responsible
                         ---------
insurance companies against at least such risks and in at least such amounts (a) as is customarily maintained by similar businesses or (b) as may be required by Applicable Law, except, in the case of clause (b) above, to the extent that the failure to maintain such insurance could not have a Materially Adverse Effect on
(i) the Borrower and the Subsidiaries taken as a whole, (ii) any Loan Document to which the Borrower or any Subsidiary is a party or (iii) the Collateral. Whether or not customarily maintained by similar businesses, the Borrower shall, and shall cause the Subsidiaries to, maintain business interruption insurance.

          Section 4.03.  Use of Proceeds.  Use the proceeds of the Loans only to
                         ---------------
(a) repay in full the Predecessor Indebtedness and pay transaction costs in connection herewith, (b) consummate the acquisition transaction contemplated by the Acquisition Documents, (c) make acquisitions to which Section 4.07 is by its express terms inapplicable, (d) fund working capital and capital expenditure requirements and other general corporate purposes, (e) subject to Section 4.06, make Restricted Payments and (f) subject to Section 4.21, make payments of principal and interest in respect of Senior Subordinated Indebtedness. None of the proceeds of any of the Loans shall be used by the Borrower or any

Subsidiary to purchase or carry, or to reduce or retire or refinance any credit incurred by the Borrower or any Subsidiary to purchase or carry, any margin stock (within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any margin stock. If requested by any Bank, the Borrower shall complete and sign Part I of a copy of Federal Reserve Form U-1 referred to in Regulation U of the Board of Governors of the Federal Reserve System and deliver such copy to such Bank.

     B.  The Borrower shall not, and shall not permit or suffer any Subsidiary
         ---------------------------------------------------------------------
to, directly or indirectly:
- - - --------------------------

          Section 4.04.  Guaranties.  Be obligated, at any time, in respect of
                         ----------
any Guaranty, except that this Section 4.04 shall not apply to (a) Existing Guaranties and (b) Permitted Guaranties.

          Section 4.05.  Liens.  Permit to exist, at any time, any Lien upon any
                         -----
of its properties or assets of any character, whether now owned or hereafter acquired, or upon any income or profits therefrom, except that this Section 4.05 shall not apply to Permitted Liens; provided, however, that if, notwithstanding
                                    --------  -------
this Section 4.05, any Lien to which this Section 4.05 is applicable shall be created or arise, the Liabilities of the Loan Parties under the Loan Documents shall, to the extent such Lien attaches to any asset that does not constitute Collateral or to any asset with respect to which such Lien would be prior to the Security Interest, automatically be secured by such Lien to the full extent permitted by Applicable Law equally and ratably with the other Liabilities secured thereby, and the holder of such other Liabilities, by accepting such Lien, shall be deemed to have agreed thereto and to share with the Banks, on that basis, the proceeds of such Lien, whether or not the Banks' security interest shall be perfected; provided further, however, that notwithstanding
                             -------- -------  -------
such equal and ratable securing and sharing, the existence of such Lien shall constitute a default by the Borrower in the performance or observance of this
Section 4.05.

          Section 4.06.  Restricted Payments.  Make or declare or otherwise
                         -------------------
become obligated to make any Restricted Payment, except that, so long as, at both the time of the declaration or other incurrence, if any, of any such Restricted Payment, and the time of the making thereof, and immediately after giving effect thereto, no Default shall have occurred and be continuing, this
Section 4.06 shall not apply to (a) the distribution of the Capital Securities issued by MH Lightnet or MH Lightnet of Florida, (b) any Restricted Payment the proceeds of which are used to pay Permitted Parent Reimbursements and (c) any other Restricted Payment so long as the Leverage Ratio is less than 5.00 to 1 both before and after giving effect to such other Restricted Payment and the Borrower shall have made the prepayment of the Loans pursuant to Section 1.05(b) required to be made upon the reduction of the Total Commitment pursuant to Section 1.07(c) resulting from such other Restricted Payment.

          Section 4.07.  Merger or Consolidation; Acquisitions.  Merge or
                         -------------------------------------
consolidate with any Person, or acquire any assets or business from or Capital Securities issued by any Person, except that, if after giving effect thereto no Default would exist, this Section 4.07 shall not apply to (a) (i) any merger or consolidation of the Borrower with any one or more Subsidiaries or with any Person acquired as provided in clause (d) below, provided that the Borrower
                                                 --------
shall be the continuing Person or (ii) any merger or consolidation of the Borrower with any Person so long as the sole purpose of such merger or consolidation was to change the domicile of the Borrower, the Person into which the Borrower merged or with which it consolidated was specially formed for such purpose and had at no time conducted any business or operations and such Person shall have assumed in writing the obligations of the Borrower under the Loan Documents in a manner reasonably satisfactory to the Required Agents, (b) any merger or consolidation of any Subsidiary with any one or more other Subsidiaries or with any Person acquired as provided in clause (d) below, (c) any acquisition of assets in the ordinary course of business or contemplated by
Section 4.08(c) and (d) any acquisition (whether effected by merger, consolidation, acquisition of Capital Securities or otherwise) of one or more cable television systems or related communications businesses which is in exchange for cable television systems or related communications businesses as provided in Section 4.08(f)(ii) or the purchase price of which is funded with any one or any combination of the following sources, subject to any condition or restriction set forth below with respect thereto:

          (i) the amount of outstanding Junior Subordinated Indebtedness (other than Junior Subordinated Indebtedness applied or deemed applied as set forth in Section 6.03 or constituting deferred programming expenses);

          (ii) the amount of cash equity contributions received by the Borrower after the Agreement Date (other than from a Subsidiary);

          (iii) so long as such acquisition is from any Person       other than
               an Affiliate, the proceeds of sales (or the cash component of exchanges) of assets referred to in Section 4.08(f);

          (iv) so long as the Leverage Ratio is less than 5.50 to 1 both before and after giving effect to such acquisition, the proceeds of Loans and/or Indebtedness incurred pursuant to Section 4.09(e), so long as no more than $50,000,000 of proceeds of Loans is used for any one acquisition and no more than $100,000,000 of proceeds of Loans is used for all acquisitions (including in each case any such proceeds used pursuant to clause (vi) below);

          (v) so long as the Leverage Ratio is less than 5.00 to 1 both before and after giving effect to such acquisition, the amount of Excess Cash Flow for the most recently ended fiscal year of the Borrower less any portion of such Excess Cash Flow previously used to make acquisitions; and

          (vi) so long as the Leverage Ratio is less than 6.50 to 1 both before and after giving effect to such acquisition and such acquisition is an acquisition of a cable television system or systems that are substantially contiguous to one or more cable television systems owned or controlled by Comcast or any Subsidiary of Comcast, the proceeds of Loans, the proceeds of Indebtedness incurred pursuant to Section 4.09(e) and/or Excess Cash Flow, not in excess of $35,000,000 in the aggregate;

provided, however, that, in the case of clause (d), the Borrower shall have
- - - --------  -------
furnished to the Banks, promptly upon consummation of each such acquisition involving total consideration in excess of $10,000,000, financial statements, pro forma projections and other information relating thereto satisfactory in form and detail to the Required Agents demonstrating pro forma compliance with the terms of this Agreement through the Commitment Termination Date and that, in the event that any such acquisition is from an Affiliate, the Board of Directors of the Borrower shall have determined in its good faith judgment that the amount paid was not in excess of the fair market value of the assets acquired.

          Section 4.08.  Disposition of Assets.  Sell, lease, license, transfer
                         ---------------------
or otherwise dispose of any asset or any interest therein, except that this
Section 4.08 shall not apply to (a) any disposition of inventory in the ordinary course of business, (b) any disposition of any obsolete or retired property not used or required in its business, (c) any disposition of any asset or any interest therein by a Subsidiary to the Borrower or a Wholly Owned Subsidiary or any disposition of any asset or any interest therein by the Borrower to a Wholly Owned Subsidiary, (d) any sale or assignment of delinquent accounts receivable or other trade receivables (or notes evidencing such receivables) to a collection agency or similar service in the ordinary course of business, (e) any transaction to which any of the other provisions of this Agreement (other than Section 4.10) is by its express terms inapplicable and (f) any other disposition, so long as no Default shall have occurred and be continuing immediately prior to or after giving effect to such disposition and

               (i) such disposition is a sale to any Person for cash in an amount not less than the fair market value of the assets sold net of the liabilities assumed, as determined in the good faith judgment of the Board of Directors of the Borrower or the applicable Subsidiary, and (A) unless the Required Agents shall have otherwise consented in writing, the Cash Flow Percentage attributable to such assets together with the Cash Flow Percentage of all other assets sold or exchanged by the Borrower and its Subsidiaries pursuant to this clause (i) or clause (ii) below within the prior twelve calendar month period (or, if shorter, the period from the Closing Date) does not exceed 10% and (B) the Cash Flow Percentage attributable to such assets together with the Cash Flow Percentage (determined, with respect to prior sales or exchanges, at the time of each such sale or exchange) of all assets sold or exchanged by the Borrower and its Subsidiaries pursuant to this clause (i) or clause (ii) below since the Closing Date does not exceed 25% plus the lesser of (1) the portion of the Cash Flow Percentage attributable to the assets sold or exchanged pursuant to transactions consented to by the Required Agents pursuant to clause (A) above that is in excess of 10% and (2) 7.5%, and (C) the Borrower shall have furnished to the Banks, not later than the tenth Business Day preceding the date of any such disposition wherein the Cash Flow Percentage attributable to the assets sold (including the portion of assets exchanged, as provided in clause (ii) below, to which the cash component, if any, of any such exchange is attributable) is greater than 5%, a certificate of a Responsible Officer of the Borrower substantially in the form of Schedule
                                                                      --------
     4.08(f) and, promptly upon consummation of each such disposition (without
     -------
     regard to such Cash Flow Percentage), other information relating thereto in form and content reasonably satisfactory to the Required Agents, or

               (ii) such disposition is an exchange, with any Person, of assets exchanged by the Borrower or applicable Subsidiary comprising one or more cable television systems or related communications businesses or the stock of a Person owning such a system or systems for assets comprising one or more other cable television systems or related communications businesses of a similar nature and of equal or greater value, as determined in the good faith judgment of the Board of Directors of the Borrower or the applicable Subsidiary, and (A) unless the Required Agents shall have otherwise consented in writing, the Cash Flow Percentage attributable to such assets exchanged by the Borrower or applicable Subsidiary together with the Cash Flow Percentage attributable to all other assets exchanged or sold by the Borrower and its Subsidiaries pursuant to this clause (ii) or clause (i) above within the prior twelve calendar month period (or, if shorter, the period from the Closing Date) does not exceed 10%, (B) the Cash Flow Percentage attributable to such assets together with the Cash Flow

     Percentage (determined, with respect to prior exchanges, at the time of each such exchange) attributable to all other assets exchanged or sold by the Borrower and its Subsidiaries pursuant to this clause (ii) or clause
     (i) above since the Closing Date does not exceed 25% plus the lesser of (1) the portion of the Cash Flow Percentage attributable to the assets sold or exchanged pursuant to transactions consented to by the Required Agents pursuant to clause (A) above that is in excess of 10% and (2) 7.5%, and (C) the Borrower shall have furnished to the Banks, not later than the tenth Business Day preceding the date of any such exchange wherein the Cash Flow Percentage attributable to the assets exchanged (which shall include, in this case, the portion of assets exchanged to which the cash component, if any, of such exchange is attributable) is greater than 5%, a certificate of a Responsible Officer of the Borrower substantially in the form of Schedule
                                                                        --------
     4.08(f) and, promptly upon consummation of each such exchange (without
     -------
     regard to such Cash Flow Percentage), financial statements and other information relating thereto in form and content reasonably satisfactory to the Required Agents;

provided that, in the case of any such sale to or exchange with an Affiliate, in
- - - --------
addition to the requirements set forth above in clause (i) and (ii), (y) unless the Required Agents shall have otherwise consented in writing, the Cash Flow Percentage attributable to the assets sold or exchanged, together with the Cash Flow Percentage of all other assets sold to or exchanged with Affiliates since the Closing Date, shall not exceed 5%, and (z) such Board of Directors shall have determined, in its good faith judgment, that such sale or exchange is for consideration or in exchange for assets reflecting the fair market value of the assets sold or exchanged, and the Borrower shall have furnished to the Banks, not later than the fifteenth Business Day preceding the date of such sale or exchange, a fairness opinion with respect to such sale or exchange from a recognized investment bank or cable television broker, as the case may be, reasonably satisfactory in form and content to the Required Agents.

          Section 4.09.  Indebtedness.  Incur, create, assume or suffer to exist
                         ------------
any Indebtedness, except that this Section 4.09 shall not apply to (a) Indebtedness under the Loan Documents, (b) Junior Subordinated Indebtedness, (c) Senior Subordinated Indebtedness, (d) Indebtedness to which Section 4.14 is by its express terms inapplicable by virtue of clause (f) thereof, (e) other Indebtedness, in an aggregate outstanding principal amount not in excess of $50,000,000 at any time and (f) assumptions by certain Subsidiaries of portions of the Indebtedness of the Borrower described in clause (a) of this Section 4.09, so long as such assumptions (i) are effected pursuant to assumption agreements in the forms furnished to the Arranging Agents and the Managing Agents on the Closing Date and (ii) shall not constitute a release in whole or in part of the Borrower from its obligations in respect thereof.

          Section 4.10.  Transactions with Affiliates.  (a)  Effect any
                         ----------------------------
transaction with any Affiliate (other than the Borrower or any Subsidiary) on a basis less favorable than would at the time be obtainable for a comparable transaction in arms-length dealing with an unrelated third party, except that this Section 4.10 shall not apply to (i) transactions to which this Agreement is by its express terms inapplicable, (ii) the Management Agreement and (iii) the Tax Sharing Agreement.

          (b) Incur, create, assume or suffer to exist any obligation or other Liability (other than any such obligation or Liability arising under Applicable Law upon the declaration of any Restricted Payment permitted under Section 4.06) owed by the Borrower or any Subsidiary to Comcast, CalPERS or any of their respective Affiliates in respect of any repurchase, redemption or similar arrangement with respect to the direct or indirect ownership interest of any such Person in the Borrower or any such Subsidiary.

          Section 4.11.  Management.  (a)  Management Agreement.  Fail at any
                         ----------        --------------------
time to keep the Management Agreement in full force and effect (payment under which shall be the sole and exclusive payment by the Borrower and the Subsidiaries to Comcast or any Subsidiary of Comcast or any other Person for the supervision and management of the Borrower and the Subsidiaries (other than amounts paid in reimbursement of out-of-pocket costs and expenses incurred on behalf of the Borrower or the Subsidiaries)) or permit any Persons other than Comcast or any Subsidiary of Comcast to supervise or manage the day-to-day business of the Borrower and the Subsidiaries.

          (b)  Management Fees.  Make payments in respect of, or accrue,
               ---------------
Management Fees at any time other than Permitted Management Fees. For purposes of this Agreement, "Permitted Management Fees" means, at any time during any
                    -------------------------
fiscal year of the Borrower, the lesser of (i) the maximum amount permitted under any other agreement applicable thereto and (ii) (A) Management Fees in an amount equal to 6% of Total Revenue at such time, which may be paid in cash or accrued to the extent not currently paid in cash as provided below ("Current
                                                                     -------
Management Fees"), and (B) the accrued and unpaid portion of Management Fees
- - - ---------------
from prior fiscal years ("Accrued Management Fees").  When the Leverage Ratio is
                          -----------------------
greater than or equal to 5.50 to 1, (x) the portion of Current Management Fees paid in cash at such time, together with the aggregate amount of all other Current Management Fees paid during such fiscal year, shall not exceed 3% of Total Revenues at such time and (y) no Accrued Management Fees shall be paid. When the Leverage Ratio is less than 5.50 to 1, (1) Current Management Fees paid in cash at such time, together with the aggregate amount of all other Current Management Fees paid during such fiscal year, shall not exceed 6% of Total Revenue at such time and (2) Accrued Management Fees may be paid at such time to the extent the amount of such proposed payment, together with all other payments of Accrued Management Fees during the same fiscal quarter of the Borrower, would not, if deducted from Annualized Cash Flow at such time (to the extent that such payments had not been deducted from net income in determining such Annualized Cash Flow), result in the Leverage Ratio at such time being greater than 5.50 to 1. Notwithstanding the foregoing, Permitted Management Fees shall not be paid in cash at any time a Default exists or, immediately after giving effect thereto, would exist. For purposes of this
Section 4.11, "Total Revenue" means, at any time during any fiscal year of the
               -------------
Borrower, consolidated gross operating revenue of the Borrower and the Subsidiaries (including revenues arising from second outlets and remotes, pay-per-view revenues and advertising revenues and installation fees, but excluding interest income and unusual or extraordinary items) during the period commencing with the first day of such fiscal year and ending at such time.

          Section 4.12.  Limitation on Restrictive Covenants.  Permit to exist,
                         -----------------------------------
at any time, any consensual restriction limiting the ability (whether by covenant, event of default, subordination or otherwise) of any Subsidiary to (a) pay dividends or make any other distributions on shares of its Capital Securities held by the Borrower or any other Subsidiary, (b) pay any obligation owed to the Borrower or any other Subsidiary, (c) make any loans or advances to or investments in the Borrower or in any other Subsidiary, (d) transfer any of its property or assets (other than property or assets subject to Permitted Liens) to the Borrower or any other Subsidiary or (e) create any Lien upon its property or assets (other than property or assets subject to Permitted Liens) whether now owned or hereafter acquired or upon any income or profits therefrom, except that this Section 4.12 shall not apply to Permitted Restrictive Covenants or, in the case of clause (d) and (e) only, to limitations or restrictions contained in Franchises.

          Section 4.13.  Issuance or Disposition of Capital Securities.  Issue
                         ---------------------------------------------
any of its Capital Securities or sell, transfer or otherwise dispose of any Capital Securities issued by any Subsidiary, except that this Section 4.13 shall not apply to (a) any issuance by a Subsidiary of any of its Capital Securities to the Borrower or a Wholly Owned Subsidiary, (b) any issuance by a Subsidiary of any of its Capital Securities to the holders of the common stock or other ownership interests of such Subsidiary made pro rata to the relative amounts of such common stock or other ownership interests, respectively, held by such holders, (c) any disposition by the Borrower or any Subsidiary of any Capital Securities issued by a Subsidiary (i) to the Borrower or a Wholly Owned Subsidiary or (ii) pursuant to any disposition permitted under Section 4.08 and
(d) any issuance by the Borrower of its Capital Securities to Comcast Communications.

          Section 4.14.  Investments.  Purchase or acquire obligations or
                         -----------
Capital Securities issued by, or any other interest in, or make loans to, any Person, except that this Section 4.14 shall not apply to any such obligation, Capital

Security, interest or loan consisting of (a) obligations issued or guaranteed by the United States of America with a remaining maturity not exceeding one year,
(b) commercial paper with maturities of not more than 270 days and a published rating of not less than A-1 by Standard & Poor's Ratings Group ("S&P") or P-1 by Moody's Investors Service, Inc. ("Moody's") (or the equivalent rating), (c) certificates of time deposit and bankers' acceptances having maturities of not more than one year of any Bank or other commercial bank if (i) such bank has a combined capital and surplus of at least $100,000,000 and (ii) its unsecured long-term debt obligations, or those of a holding company of which it is a Subsidiary, are rated not less than A-or A3 (or the equivalent rating) by a nationally recognized investment rating agency, (d) repurchase agreements with any Bank for periods not in excess of 180 days fully collateralized by securities constituting obligations issued or guaranteed by the United States of America, (e) notes and other instruments that are exempt from Federal income taxation with a remaining maturity not exceeding one year, provided that such
                                                           --------
notes and other instruments are rated in the highest safety category (MIG1 or equivalent) by Moody's or S&P, (f) stock or interests in, or loans or advances to, the Borrower or any of the Consolidated Subsidiaries, provided that no such
                                                          --------
loans or advances to a Consolidated Subsidiary shall remain outstanding after any sale, exchange or disposition of such Subsidiary, (g) acquisitions referred to in Section 4.07, (h) Interest Rate Protection Agreements having a designated notional amount not exceeding, at the time entered into, 100% of the Total Commitment then in effect, having a maturity not later than the Commitment Termination Date, (i) Existing Investments, (j) loans to the Persons established to own, directly or indirectly, the capital stock issued by the Borrower, the proceeds of which loans are used to pay Permitted Parent Reimbursements, (k) Indebtedness in a principal amount not in excess of $20,000,000 of the Don H. Barden Revocable Trust owed to Barden Communications, Inc. and (l) other investments at any time owned by the Borrower and the Subsidiaries and acquired for an aggregate purchase price not in excess of $10,000,000.

     C.  The Borrower shall not:
         ----------------------

          Section 4.15.  Leverage Ratio.  Permit the Leverage Ratio to be
                         --------------
greater than the following respective amounts at any time during the following respective periods:


                 Period                               Leverage Ratio
                 ------                               --------------

     Closing Date through December 31, 1995               6.90 to 1
     January 1, 1996 through December 31, 1996            6.50 to 1
     January 1, 1997 through December 31, 1997            6.00 to 1
     January 1, 1998 through December 31, 1998            5.50 to 1
     January 1, 1999 through December 31, 1999            5.00 to 1
     January 1, 2000 and thereafter                       4.75 to 1

          Section 4.16.  Interest Coverage Ratio.  Permit the Interest Coverage
                         -----------------------
Ratio to be less than (a) 1.75 to 1 at any time during the period from the Closing Date through December 31, 1996 and (b) 2.00 to 1 at any time thereafter.

          Section 4.17.  Pro Forma Debt Service Ratio.  Permit the Pro Forma
                         ----------------------------
Debt Service Ratio to be less than 1.05 to 1 as of the end of any fiscal quarter of the Borrower.

          Section 4.18.  Interest Rate Protection Agreements.  From and after
                         -----------------------------------
the date that is 180 days after the Closing Date, fail to maintain in full force and effect Interest Rate Protection Agreements satisfactory in form and substance to the Required Agents with respect to a notional principal amount equal to or greater than 40% of the aggregate principal amount of the Loans outstanding at such time and with weighted average lives of not less than two years; provided, however, that the Borrower shall not be required to maintain
       --------  -------
such Interest Rate Protection Agreements during any period in which the Leverage Ratio is less than 5.00 to 1 at all times and was less than 5.00 to 1 at all times during the two full fiscal quarters of the Borrower immediately preceding such period.

          Section 4.19.  Cable Television Revenues.  Permit at any time the
                         -------------------------
portion of consolidated gross revenues of the Borrower and its Consolidated Subsidiaries derived from their cable television systems and related communications businesses for any fiscal quarter of the Borrower to be less than 85% of the total consolidated gross revenues of the Borrower and its Consolidated Subsidiaries for such fiscal quarter.

          Section 4.20.  Tax Sharing Agreement.  Amend, modify, or waive any
                         ---------------------
provision of, or terminate, the Tax Sharing Agreement or enter into, or allow any Subsidiary to enter into, any other tax sharing, tax allocation or similar agreement, if the result of such amendment, modification, waiver or agreement is adverse to the Borrower or to the Subsidiaries taken as a whole.

          Section 4.21.  Senior Subordinated Indebtedness.  Make payments of
                         --------------------------------
principal or interest in respect of Senior Subordinated Indebtedness, except that this Section 4.21 shall not apply to any payments so long as (i) such payments of principal are made with the proceeds of Loans made substantially simultaneously therewith and (ii) such payments of interest are made on the regularly-scheduled quarterly payment dates therefor or on the date of any repayment of Senior Subordinated Indebtedness in an amount not in excess of the amount accrued on the principal being repaid.

                                   ARTICLE 5

                     FINANCIAL STATEMENTS AND INFORMATION
                     ------------------------------------

          Section 5.01.  Financial Statements and Information to Be Furnished.
                         ----------------------------------------------------
From the Agreement Date and until the Repayment Date, the Borrower shall furnish to the Administrative Agent, with sufficient copies for each of the Banks (which copies shall be promptly forwarded by the Administrative Agent to each of the Banks):

          (a)  Quarterly Financial Statements; Officer's Certificate.  As soon
               -----------------------------------------------------
as available and in any event within 60 days after the close of each of the first three quarterly accounting periods in each fiscal year of the Borrower, commencing with the quarterly period ending March 31, 1995:

               (i) a consolidated balance sheet of the Borrower and the Consolidated Subsidiaries as at the end of such quarterly period and the related consolidated statements of operations, retained earnings and cash flows of the Borrower and the Consolidated Subsidiaries for such quarterly period and for the elapsed portion of the fiscal year of the Borrower ended with the last day of such quarterly period, setting forth in each case (commencing with the financial statements with respect to the quarterly period ending March 31, 1996) in comparative form the figures for the corresponding periods of the previous fiscal year of the Borrower; and

               (ii) a certificate with respect thereto of a Responsible Officer of the Borrower in the form of Schedule 5.01(a).
                                    ----------------

          (b)  Year-End Financial Statements; Accountants' and Officer's
               ---------------------------------------------------------
Certificates.  As soon as available and in any event within 120 days after the
- - - ------------
end of each fiscal year of the Borrower, commencing with the fiscal year ending December 31, 1994:

               (i) a consolidated balance sheet of the Borrower and the Consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of operations, changes in retained earnings or net equity and cash flows of the Borrower and the Consolidated Subsidiaries and/or of the Borrower's Predecessor Company for such fiscal year, setting forth in each case (commencing with the financial statements with respect to the fiscal year ending December 31, 1995) in comparative form the figures as at the end of and for the previous fiscal year of the Borrower or the Borrower's Predecessor Company, as the case may be;

               (ii) an audit report of Deloitte & Touche, or other independent certified public accountants of recognized standing satisfactory to the Required Agents, on the consolidated financial statements referred to in clause (i) above, which report shall state that such consolidated financial statements fairly present the consolidated financial condition and results of operations of the Borrower and the Consolidated Subsidiaries or of the Borrower's Predecessor Company, as the case may be, in conformity with Generally Accepted Accounting Principles as at the end of and for such fiscal year and which report shall otherwise be satisfactory in scope to the Required Agents;

               (iii)  a certificate of the accountants referred to in clause
     (ii) above addressed to the Banks and in form satisfactory to the Required Agents stating that such accountants have read this Agreement in making the examination necessary for their report on such consolidated financial statements and that nothing came to their attention that caused them to believe that, as of the date of such financial statements, any Default exists or, if such is not the case, specifying such Default and its nature, when it occurred and whether it is continuing; provided, however, that the
                                                    --------  -------
     furnishing of such certificate shall not require any expansion of the scope of the audit conducted by such accountants; and

               (iv) a certificate of a Responsible Officer of the Borrower in the form of Schedule 5.01(b).
                 ----------------

For purposes of this Section 5.01(b), "Borrower's Predecessor Company" shall
                                       ------------------------------
mean the Consolidated Subsidiaries of Maclean Hunter Inc. purchased by the Borrower pursuant to the Acquisition Documents, including Barden Cablevision but excluding MH Lightnet and MH Lightnet of Florida.

          (c)  Reports and Filings.  (i)  During any period while the most
               -------------------
recent financial statements of the Borrower and the Consolidated Subsidiaries delivered pursuant to Section 5.01(a) or (b) shall have been accompanied by a qualified opinion of the Borrower's independent public accountants or by a similar written statement of material inadequacy with respect to such financial statements, then, promptly upon receipt thereof, copies of all reports, if any, submitted to the Borrower or any Subsidiary, or the Board of Directors of the Borrower or any Subsidiary, by such independent certified public accountants, including any management letter; and (ii) together with the financial statements next required to be furnished pursuant to Section 5.01(a) or (b), copies of all financial statements and reports as Comcast, the Borrower or any Subsidiary shall send to its stockholders (other than, in the case of the Borrower or any Subsidiary, its Affiliates) and of all registration statements and all regular or periodic reports that the Borrower or any Subsidiary shall file with the Securities and Exchange Commission.

          (d)  Requested Information.  From time to time and with reasonable
               ---------------------
promptness upon request of any Bank, such Information regarding the Loan Documents, the Loans or the business, assets, Liabilities, financial condition, results of operations or business prospects of the Borrower and the Subsidiaries as such Bank may reasonably request.

          (e)  Notice of Defaults and Other Matters.  Prompt notice of:  (i) any
               ------------------------------------
Event of Default, after a Responsible Officer of the Borrower shall have become aware thereof, describing such Default and the action, if any, that the Borrower is proposing to take with respect thereto, (ii) the occurrence or non-occurrence of any change or event that would cause the Representation and Warranty contained in Section 3.10 to be incorrect if made at such time, (iii) any event or condition referred to in clauses (i) through (vii) of Section 6.01(h), whether or not such event or condition shall constitute an Event of Default and
(iv) any material amendment to the certificate of incorporation or by-laws of the Borrower.

          (f)  Subscriber Information.  Together with the financial statements
               ----------------------
delivered pursuant to Section 5.01(a) and (b), a report with respect to Basic Subscribers and other subscriber information in the form of Schedule 5.01(f).
                                                            ----------------
For purposes of this Section 5.01(f), "Basic Subscribers" means, as of any date
                                       -----------------
of determination thereof, the sum of (i) the total number of households (exclusive of "additional outlets," as such term is commonly understood in the cable television industry and also exclusive of customers billed on a bulk billing or commercial account basis) subscribing on the last day of the fiscal quarter of the Borrower ending on, or most recently ended prior to, such date to receive basic or expanded basic service (as such terms are commonly understood in the cable television industry) in the cable television systems of the Borrower and the Subsidiaries and paying the standard monthly service fees and charges imposed by the Borrower and the Subsidiaries, provided that such term
                                                      --------
shall not include any household whose account is more than ninety days past due on the last day of the fiscal quarter of the Borrower ending on (or most recently ended prior to) such date and (ii) the total number of equivalent households served on a bulk billing or commercial account basis, which shall be deemed to be equal to the quotient obtained by dividing (A) the total fees and charges billed by the Borrower and the Subsidiaries during the fiscal quarter of the Borrower and the Subsidiaries ending on, or most recently ended prior to, such date on a bulk billing or commercial account basis by (B) the weighted average standard monthly service fees and charges for basic and expanded basic service (as such terms are commonly understood in the cable television industry) that Basic Subscribers of the type described in clause (i) above were billed during such fiscal quarter.

          Section 5.02.  Accuracy of Financial Statements and Information.
                         ------------------------------------------------

          (a)  Historical Financial Statements.  The Borrower hereby represents
               -------------------------------
and warrants that (i) Schedule 5.02(a) sets forth a complete and correct list of
                      ----------------
the financial statements (other than projections) submitted by the Borrower to the Banks in order to induce them to execute and deliver this Agreement, (ii)
(A) each of such financial statements which is audited is and (B) each of such financial statements which is unaudited is, in all material respects, complete and correct and presents fairly, in accordance with Generally Accepted Accounting Principles (except as noted in the auditor's report thereon and except for the absence of footnotes in unaudited financial statements and normal year-end audit adjustments and any pro forma balance sheets), the financial position of the Persons to which such financial statements relate as at their respective dates and the results of operations, retained earnings or partners' capital, as the case may be, and, as applicable, changes in financial position or cash flows of such Persons for the respective periods to which such statements relate and (iii) except as disclosed or reflected in such financial statements, or otherwise set forth herein (including the Schedules hereto), as at December 31, 1993, none of such Persons had any Liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, has had or might have, insofar as can reasonably be foreseen by the Borrower, a Materially Adverse Effect on the Borrower and the Consolidated Subsidiaries taken as a whole.

          (b)  Future Financial Statements.  The financial statements delivered
               ---------------------------
pursuant to Section 5.01(a) or (b) shall be complete and correct and present fairly, in accordance with Generally Accepted Accounting Principles (except for changes therein or departures therefrom, subject to satisfaction of the exception set forth in Section 10.02), the consolidated financial position of the Borrower and the Consolidated Subsidiaries as at their respective dates and the consolidated results of operations, retained earnings and cash flows of the Borrower and such Subsidiaries for the respective periods to which such statements relate. The furnishing of the financial statements pursuant to
Section 5.01(a) and (b) shall constitute a representation and warranty by the Borrower made on the date the same are furnished to the Administrative Agent to that effect and to the further effect that, except as disclosed or reflected in such financial statements, as at the respective dates thereof, neither the Borrower nor any Subsidiary had any Liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, has had or might have, insofar as can reasonably be foreseen by the Borrower, a Materially Adverse Effect on the Borrower and the Consolidated Subsidiaries taken as a whole.

          (c)  Historical Information.  The Borrower hereby represents and
               ----------------------
warrants that all Information (other than the financial statements listed on
Schedule 5.02(a) and financial projections) furnished to the Administrative
- - - ----------------
Agent or the Banks in writing by or on behalf of the Borrower or any Subsidiary and concerning such Person, and not the cable television industry generally, prior to the Agreement Date in connection with or pursuant to the Loan Documents and the relationships established thereunder, at the time the same was so furnished, but in the case of Information dated as of a prior date, as of such date, when taken together (giving effect to Information so furnished that corrects, supplements or supersedes Information previously furnished), (i) in the case of any Information prepared in the ordinary course of business, was correct in all material respects in the light of the purpose for which it was prepared and (ii) in the case of any Information the preparation of which was requested by any Bank, (A) did not contain any untrue statement of a material fact and (B) did not omit to state a material fact necessary in order to make the statements contained therein not misleading in the light of the circumstances under which they were made. The Borrower hereby represents and warrants that all financial projections furnished to the Administrative Agent or the Banks in writing by or on behalf of the Borrower or any Subsidiary prior to the Agreement Date, which are not to be construed as guaranties of the financial performance of the Borrower and the Consolidated Subsidiaries for the period or periods to which such projections relate, were based on reasonable estimates and assumptions made by the Borrower in good faith and are the projections used in the capitalization and financial planning of the Borrower and the Consolidated Subsidiaries for such period or periods, and no fact is known to the Borrower on the Agreement Date that has not been disclosed in writing to the Banks that would result in any material change in any such projections or in any estimate or assumption reflected therein.

          (d)  Future Information.  All Information (other than financial
               ------------------
statements delivered pursuant to Section 5.01(a) or (b)) furnished to the Administrative Agent or the Banks in writing by or on behalf of the Borrower or any Subsidiary and concerning such Person, and not the cable television industry generally, on or after the Agreement Date in connection with or pursuant to the Loan Documents or in connection with or pursuant to any amendment or modification of, or waiver of rights under, the Loan Documents, shall, at the time the same is so furnished, but in the case of Information dated as of a prior date, as of such date, when taken together (giving effect to Information so furnished that corrects, supplements or supersedes Information previously so furnished) (i) in the case of any Information prepared in the ordinary course of business, be correct in the light of the purpose prepared and (ii) in the case of any Information required by the terms of the Loan Documents or the preparation of which was requested by any Bank, not contain any untrue statement of a material fact, and not omit to state a material fact necessary in order to make the statements contained therein not misleading in the light of the circumstances under which they were made, and the furnishing of the same to the Administrative Agent or any Bank shall constitute a representation and warranty by the Borrower made on the date the same are so furnished to the effect specified in clauses (i) and (ii) above.

          Section 5.03.  Additional Covenants Relating to Disclosure.  From the
                         -------------------------------------------
Agreement Date and until the Repayment Date, the Borrower shall and shall cause each Subsidiary to:

          (a)  Accounting Methods and Financial Records.  Maintain a system of
               ----------------------------------------
accounting, and keep such books, records and accounts (which shall be true and complete) as may be required or necessary to permit (i) the preparation of financial statements required to be delivered pursuant to Sections 5.01(a) and
(b) and (ii) the determination of the compliance of the Borrower and the Subsidiaries with the terms of the Loan Documents.

          (b)  Fiscal Year.  Unless the Required Agents shall otherwise consent,
               -----------
maintain the same opening and closing dates for each fiscal year as for the fiscal year reflected in the Base Financial Statements or, if the opening and closing dates for the fiscal year reflected in the Base Financial Statements were determined pursuant to a formula, determine the opening and closing dates for each fiscal year pursuant to the same formula.

          (c)  Visits, Inspections and Discussions.  Permit representatives
               -----------------------------------
(whether or not officers or employees) of any Bank, from time to time, as often as may be reasonably requested and upon reasonable notice, to (i) visit any of its premises or property or any premises or property of others on which any of its property or books and records (or books and records of others relating to it) may be located, (ii) inspect, and verify the amount, character and condition of, any of its property, (iii) review and make extracts from its books and records and books and records of others relating to it and (iv) discuss its affairs, finances and accounts with its officers, employees and, upon prior notice to the Borrower, its independent public accountants (and by this provision the Borrower authorizes such accountants to discuss the finances and affairs of the Borrower and the Subsidiaries).

          Section 5.04.  Authorization of Third Parties to Deliver Information
                         -----------------------------------------------------
and Discuss Affairs.  The Borrower hereby agrees that any opinion, report or
- - - -------------------
other Information delivered to the Administrative Agent, the Arranging Agents, the Managing Agents or the Banks pursuant to the Loan Documents (including under Article 2 or this Article 5) is hereby deemed to have been authorized and directed by the Borrower to be delivered for the benefit of the Administrative Agent, the Arranging Agents, the Managing Agents and the Banks.

                                   ARTICLE 6

                                    DEFAULT
                                    -------

          Section 6.01.  Events of Default.  Each of the following shall
                         -----------------
constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary, or within or without the control of the Borrower, any Subsidiary or any other Loan Party, or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or nongovernmental body:

          (a) Any payment of principal of or interest on any of the Loans or the Notes or of any fee shall not be made when and as due (whether at maturity, upon mandatory prepayment, by reason of notice of prepayment or acceleration or otherwise) and in accordance with the terms of this Agreement and the Notes and, except in the case of payments of principal, such failure shall continue for three Business Days;

          (b) Any Loan Document Representation and Warranty shall at any time prove to have been incorrect or misleading in any material respect when made;

          (c) (i) The Borrower shall default in the performance or observance of:

                    (A)  any term, covenant, condition or agreement contained in
          Section 4.01(a) (insofar as such Section requires the preservation of the corporate existence of each of the Loan Parties), 4.01(e), 4.03 through 4.17, 4.19 through 4.21, 5.01(e)(i), 5.03(b) or 5.03(c) of this Agreement; or

                    (B)  any term, covenant, condition or agreement contained in
          (x) this Agreement (other than a term, covenant, condition or agreement a default in the performance or observance of which is elsewhere in this Section 6.01 specifically dealt with) or (y) any other Borrower Loan Document and, in the case of any such default under clause (x) or (y), if capable of being remedied, such default shall continue unremedied for a period of 30 days; or

              (ii) Any Loan Party (other than the Borrower) shall default in the performance or observance of:

                    (A)  any term, covenant, condition or agreement contained in
          (x) Sections 2 and 3 of the Pledge Agreement to which such Loan Party is a party or (y) any other Loan Document to which such Loan Party is a party, and, in the case of any such default under clause (y), if capable of being remedied, such default shall continue unremedied for the duration of any applicable cure period provided for in such other Loan Document; or

                    (B) any term, covenant, condition or agreement contained in the Pledge Agreement to which such Loan Party is a party (other than Sections 2 and 3 thereof) and, if capable of being remedied, such default shall continue unremedied for a period of 30 days;

          (d) (i) The Borrower or any Subsidiary shall fail to pay, in accordance with its terms and when due and payable, any of the principal of or interest on any Indebtedness (other than the Loans and Affiliate Subordinated Obligations) having a then outstanding principal amount in excess of $7,500,000,
(ii) the maturity of any such Indebtedness shall, in whole or in part, have been accelerated, or any such Indebtedness shall, in whole or in part, have been required to be prepaid or purchased prior to the stated maturity thereof, in accordance with the provisions of any Contract evidencing, providing for the creation of or concerning such Indebtedness or (iii) (A) any event shall have occurred and be continuing that, after giving effect to any applicable waivers or amendments, permits (or, with the passage of time or the giving of notice or both, would permit) any holder or holders of such Indebtedness, any trustee or agent acting on behalf of such holder or holders or any other Person so to accelerate such maturity or require any such prepayment or purchase and (B) if the Contract evidencing, providing for the creation of or concerning such Indebtedness provides for a cure period for such event, such event shall not be cured prior to the end of such cure period;

          (e) A default by the Borrower or any Subsidiary shall be continuing under any Contract (other than a Contract relating to Indebtedness to which clause (a) or (d) of this Section 6.01 is applicable) binding upon the Borrower, any Subsidiary or any other Loan Party, except a default that, together with all other such defaults, has not had and will not have a Materially Adverse Effect on (i) the Borrower and the Consolidated Subsidiaries taken as a whole or any other Loan Party, (ii) any Loan Document or (iii) the Collateral;

          (f)  (i)  The Borrower, any Subsidiary or any other Loan Party shall
(A) commence a voluntary case under the Federal bankruptcy laws (as now or hereafter in effect), (B) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, (C) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (D) apply for, or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or the like of itself or of a substantial part of its assets, domestic or foreign, (E) admit in writing its inability to pay, or generally not be paying, its debts (other than those that are the subject of bona fide disputes) as they become due, (F) make a general assignment for the benefit of creditors or (G) take any corporate action for the purpose of effecting any of the foregoing; or

          (ii) (A) A case or other proceeding shall be commenced against the Borrower, any Subsidiary or any other Loan Party seeking (x) relief under the Federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts or (y) the appointment of a trustee, receiver, custodian, liquidator or the like of the Borrower, any Subsidiary or any other Loan Party, or of all or any substantial part of the assets, domestic or foreign, of the Borrower, any Subsidiary or any other Loan Party, and such case or proceeding shall continue undismissed or unstayed for a period of 60 days or (B) an order granting the relief requested in such case or proceeding against the Borrower, any Subsidiary or any other Loan Party (including an order for relief under such Federal bankruptcy laws) shall be entered;

       (g) A judgment or order shall be entered against the Borrower or any Subsidiary by any court and (i) in the case of a judgment or order for the payment of money, such judgment or order shall continue undismissed, unbonded, undischarged or unstayed for a period of 30 days in which the aggregate amount of all such judgments and orders exceeds $7,500,000 and (ii) in the case of any judgment or order for other than the payment of money, such judgment or order could, in the reasonable judgment of the Required Banks, together with all other such judgments or orders, have a Materially Adverse Effect on the Borrower and the Consolidated Subsidiaries taken as a whole;

       (h) (i) any Termination Event shall occur with respect to any Benefit Plan of the Borrower or any Subsidiary or any of their respective ERISA Affiliates, (ii) any Accumulated Funding Deficiency, whether or not waived, shall exist with respect to any such Benefit Plan, (iii) any Person shall engage in any Prohibited Transaction involving any such Benefit Plan, (iv) the Borrower, any Subsidiary or any of their respective ERISA Affiliates shall be in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments owing to any such Benefit Plan that is a Multiemployer Benefit Plan as a result of such Person's complete or partial withdrawal (as described in Section 4203 or 4205 of ERISA) therefrom, (v) the Borrower, any Subsidiary or any of their respective ERISA Affiliates shall fail to pay when due an amount that is payable by it to the PBGC or to any such Benefit Plan under Title IV of ERISA, (vi) a proceeding shall be instituted by a fiduciary of any such Benefit Plan against the Borrower, any Subsidiary or any of their respective ERISA Affiliates to enforce Section 515 of ERISA and such proceeding shall not have been dismissed within 30 days thereafter or (vii) any other event or condition shall occur or exist with respect to any such Benefit Plan, except that no event or condition referred to in clauses (i) through (vii) above shall constitute an Event of Default if it, together with all other such events or conditions at the time existing, has not subjected and is not reasonably likely to subject the Borrower or any Subsidiary to any Liability that, alone or in the aggregate, has had or could have a Materially Adverse Effect on (x) the Borrower and the Consolidated Subsidiaries taken as a whole,
(y) any Loan Document or (z) the Collateral;

          (i) Any Loan Party asserts, or any Loan Party institutes any proceedings seeking to establish, that (i) any provision of the Loan Documents is invalid, not binding or unenforceable or (ii) the Security Interest is not a valid and perfected first priority security interest in the Collateral subject only to Permitted Liens;

          (j) One or more Franchises relating to the cable television systems of the Borrower and the Subsidiaries shall be terminated or revoked such that the Borrower and the Subsidiaries are no longer able to operate such Franchises and retain the revenue received therefrom or the Borrower and the Subsidiaries or the grantors of such Franchises shall fail to renew such Franchises at the stated expiration thereof such that the Borrower and the Subsidiaries are no longer able to operate such Franchises and retain the revenue received therefrom, and the overall effect of all such terminations, revocations and failures to renew would be to reduce Annualized Cash Flow by 10% or more;

          (k) Any of the parties to the Affiliate Subordination Agreement (other than the Administrative Agent) shall have breached any of the provisions thereof or shall otherwise be in default thereunder;

          (l) Comcast shall at any time cease to own, directly or indirectly, and control Capital Securities issued by the Borrower (a) having a majority of the total votes of all outstanding Capital Securities entitled to vote in an ordinary election of the Board of Directors of the Borrower and (b) representing not less than 51% of the equity ownership interest in the Borrower;

          (m) The Management Agreement shall have been terminated or shall cease to be in full force and effect or Comcast shall at any time fail to manage and supervise pursuant to the Management Agreement each cable television system of the Borrower and the Subsidiaries in a manner consistent with good industry practices; and

          (n) Any challenge shall be commenced with respect to the order of the State of New Jersey Board of Public Utilities authorizing the entering into by the Borrower of, and the transactions contemplated by, this Agreement within the period of 45 days following the effective date of such order, and such challenge shall result in an order, judgment or other decree that is final and not subject to review on appeal or to collateral attack, that either (i) has the effect of depriving the Borrower and the Subsidiaries of the right to own or operate cable television systems in New Jersey or (ii) otherwise has or could reasonably be expected to have a Materially Adverse Effect on (A) the Borrower and the Consolidated Subsidiaries taken as a whole, (B) any Loan Document or (C) the Collateral.

          Section 6.02.  Remedies upon Event of Default.  During the continuance
                         ------------------------------
of any Event of Default (other than one specified in Section 6.01(f)) and in every such event, the Administrative Agent, upon notice to the Borrower, may (but shall not be obligated to), and if so directed by the Required Banks shall, do either or both of the following: (a) declare, in whole or, from time to time, in part, the principal of and interest on the Loans and the Notes and all other amounts owing under the Borrower Loan Documents to be, and the Loans and the Notes and all such other amounts shall thereupon and to that extent become, due and payable and (b) terminate, in whole or, from time to time, in part, the Commitments. Upon the occurrence of an Event of Default specified in Section 6.01(f), automatically and without any notice to the Borrower, (i) the principal of and interest on the Loans and the Notes and all other amounts owing under the Borrower Loan Documents shall be due and payable and (ii) the Commitments shall terminate. Presentment, demand, protest or notice of any kind (other than the notice provided for in the first sentence of this Section 6.02) are hereby expressly waived.

          Section 6.03.  Certain Cure Rights.  Notwithstanding the provisions of
                         -------------------
Sections 6.01 and 6.02, but without limiting the obligations of the Borrower under Sections 4.15, 4.16 and 4.17, if the Borrower shall default in the performance or observance of any term, covenant, condition or agreement contained in Sections 4.15, 4.16 or 4.17, such default shall not constitute an Event of Default (but shall constitute a Default) until the Cure Date, and if on or before the Cure Date the respective actions set forth below shall have been taken and evidence thereof shall have been delivered to the Banks, then such default shall be deemed to have been cured:

          (a) With respect to Section 4.15, the Borrower shall have prepaid Loans, either from cash on hand or the proceeds of new capital contributions or Junior Subordinated Indebtedness in an aggregate amount sufficient so that, after giving effect to the application of such prepayments and the reduction of Consolidated Indebtedness by the amount thereof for the purpose of determining compliance with Section 4.15, the Borrower would be in compliance therewith as recalculated at the date of receipt of such proceeds; and

          (b) With respect to Section 4.16 or 4.17, the Borrower shall have prepaid Loans, either from the proceeds of new capital contributions or the proceeds of Junior Subordinated Indebtedness, in an amount sufficient so that if the respective ratios set forth in Section 4.16 or 4.17 as at the date of receipt of such proceeds were recalculated in a manner which, in the case of
Section 4.16, would include as additional Cash Flow or which, in the case of
Section 4.17, would add to Annualized Cash Flow the amount of such proceeds, the Borrower would be in compliance with the provisions of Section 4.16 or 4.17 as at such date;

provided, however, that (i) any such default may not be deemed to be cured
- - - --------  -------
pursuant to this Section 6.03 more than an aggregate of five times during the term of this Agreement or with respect to consecutive fiscal quarters of the Borrower and, for purposes of this proviso, in the event that the receipt and application by the Borrower of the proceeds of any new capital contributions or Junior Subordinated Indebtedness shall at any time have the effect of enabling the Borrower to avoid any such default, the Borrower shall be deemed to have cured any such default pursuant to this Section 6.03 and (ii) the recalculations described in this Section 6.03 shall not be deemed to constitute a recalculation for any other purpose of this Agreement, including the determination of the Applicable Margin. For purposes of this Section 6.03, "Cure Date" means, with
                                                        ---------
respect to any breach of the covenants contained in Sections 4.15, 4.16 and 4.17, the date that is 30 days after the earlier of (A) the day on which financial statements for the fiscal quarter (or fiscal year, in the case of any such breach occurring in the fourth quarter of any fiscal year) in which such breach occurred are delivered to the Banks pursuant to Section 5.01 and (B) the day by which such financial statements are required to be delivered pursuant to
Section 5.01.


                                   ARTICLE 7

                     ADDITIONAL CREDIT FACILITY PROVISIONS
                     -------------------------------------

          Section 7.01.  Mandatory Suspension and Conversion of Eurodollar Rate
                         ------------------------------------------------------
Loans.  A Bank's obligations to make, continue or convert into Eurodollar Rate
- - - -----
Loans of any Type shall be suspended, all such Bank's outstanding Loans of such Type shall be converted on the last day of their applicable Interest Periods (or, if earlier, in the case of clause (c) below, on the last day such Bank may lawfully continue to maintain Loans of such Type or, in the case of clause (d) below, on the day determined by such Bank to be the last Business Day before the effective date of the applicable restriction) into, and all pending requests for the making or continuation of or conversion into Loans of such Type by such Bank shall be deemed requests for, Base Rate Loans, if:

          (a) on or prior to the determination of an interest rate for a Eurodollar Rate Loan of such Type for any Interest Period, the Administrative Agent determines that for any reason appropriate information is not available to it for purposes of determining the Adjusted Eurodollar Rate for such Interest Period;

          (b) on or prior to the first day of any Interest Period for a Eurodollar Rate Loan of such Type, such Bank determines that the Adjusted Eurodollar Rate as determined by the Administrative Agent for such Interest Period would not accurately reflect the cost to such Bank of making, continuing or converting into a Eurodollar Rate Loan of such Type for such Interest Period;

          (c) at any time such Bank determines that any Regulatory Change makes it unlawful or impracticable for such Bank or its applicable Lending Office to make, continue or convert into a Eurodollar Rate Loan of such Type, or to comply with its obligations hereunder in respect thereof; or

          (d) such Bank determines that, by reason of any Regulatory Change, such Bank or its applicable Lending Office is restricted, directly or indirectly, in the amount that it may hold of (i) a category of liabilities that includes deposits by reference to which, or on the basis of which, the interest rate applicable to Eurodollar Rate Loans of such Type is directly or indirectly determined or (ii) the category of assets that includes Eurodollar Rate Loans of such Type.

If, as a result of this Section 7.01, any Loan of any Bank that would otherwise be made or maintained as or converted into a Eurodollar Rate Loan of any Type for any Interest Period is instead made or maintained as or converted into a Base Rate Loan, then, unless the corresponding Loan of each of the other Banks is also to be made or maintained as or converted into a Base Rate Loan, such Loan shall be treated as being a Eurodollar Rate Loan of such Type for such Interest Period for all purposes of this Agreement (including the timing, application and proration among the Banks of interest payments, conversions and prepayments) except for the calculation of the interest rate borne by such Loan. The Administrative Agent shall promptly notify the Borrower and each Bank of the existence or occurrence of any condition or circumstance specified in clause (a) above, and each Bank shall promptly notify the Borrower and the Administrative Agent of the existence, occurrence or termination of any condition or circumstance specified in clause (b), (c) or (d) above applicable to such Bank's Loans, but the failure by the Administrative Agent or such Bank to give any such notice shall not affect such Bank's rights hereunder.

          Section 7.02.  Regulatory Changes.  If in the determination of any
                         ------------------
Bank (a) any Regulatory Change shall directly or indirectly (i) reduce the amount of any sum received or receivable by such Bank with respect to any Loan or the return to be earned by such Bank on any Loan, (ii) impose a cost on such Bank or any Affiliate of such Bank that is attributable to the making or maintaining of, or such Bank's commitment to make, any Loan, (iii) require such Bank or any Affiliate of such Bank to make any payment on or calculated by reference to the gross amount of any amount received by such Bank under any Loan Document or (iv) reduce, or have the effect of reducing, the rate of return on any capital of such Bank or any Affiliate of such Bank that such Bank or such Affiliate is required to maintain on account of any Loan or such Bank's commitment to make any Loan and (b) such reduction, increased cost or payment shall not be fully compensated for by an adjustment in the applicable rates of interest payable under the Loan Documents, then the Borrower shall pay to such Bank such additional amounts as such Bank determines will, together with any adjustment in the applicable rates of interest payable hereunder, fully compensate for such reduction, increased cost or payment. Such additional amounts shall be payable, in the case of those applicable to prior periods, within 15 Business Days after request by such Bank for such payment accompanied by the certificate described in Section 7.05 and, in the case of those applicable to future periods, on the dates specified, or determined in accordance with a method specified, by such Bank. Each Bank will promptly notify the Borrower of any determination made by it referred to in clauses (a) and (b) above, but the failure to give such notice shall not affect such Bank's right to such compensation; provided, however, that the Borrower
                                        --------  -------
shall not be required to pay such additional amounts in respect of any Regulatory Change for any period ending prior to the date that is 90 days prior to the giving of the notice of the determination of such additional amounts (unless such period shall have commenced after the date that such Bank notified the Borrower of the possibility that additional amounts may be payable as a result of such Regulatory Change), except, if such Regulatory Change shall have been imposed retroactively, for the period from the effective date of such Regulatory Change to the date that is 90 days after the first date on which such Bank reasonably should have had knowledge of such Regulatory Change.

          Section 7.03.  Capital Requirements.  If, in the determination of any
                         --------------------
Bank, such Bank or any Affiliate of such Bank is required, as a result of a Regulatory Change, to maintain capital on account of any Loan or such Bank's commitment to make any Loan, then, upon request by such Bank, the Borrower shall from time to time thereafter pay to such Bank such additional amounts as such Bank determines will fully compensate for any reduction in the rate of return on the capital that such Bank or such Affiliate is so required to maintain on account of such Loan or commitment suffered as a result of such capital requirement. Such additional amounts shall be payable, in the case of those applicable to prior periods, within 15 Business Days after request by such Bank for such payment accompanied by the certificate described in Section 7.05 and, in the case of those relating to future periods, on the dates specified, or determined in accordance with a method specified, by such Bank; provided, however, that the
                                                     --------  -------
Borrower shall not be required to pay such additional amounts in respect of any Regulatory Change for any period ending prior to the date that is 90 days prior to the making of such Bank's initial request for such additional amounts (unless such period shall have commenced after the date that such Bank notified the Borrower of the possibility that additional amounts may be payable as a result of such Regulatory Change), except, if such Regulatory Change shall have been imposed retroactively, for the period from the effective date of such Regulatory Change to the date that is 90 days after the first date on which such Bank reasonably should have had knowledge of such Regulatory Change.

          Section 7.04.  Funding Losses.  The Borrower shall pay to each Bank,
                         --------------
upon request, such amount or amounts as such Bank determines are necessary to compensate it for any loss, cost or expense (excluding loss of the Applicable Margin) incurred by it as a result of (a) any payment, prepayment or conversion of a Eurodollar Rate Loan on a date other than the last day of an Interest Period for Eurodollar Rate Loan or (b) a Eurodollar Rate Loan for any reason not being made or converted (other than as a result of the failure of such Bank to make such Loan available to the Borrower upon the fulfillment of the conditions specified in Article 2 without any determination by the Administrative Agent or such Bank under Section 7.01), or any payment of principal thereof or interest thereon not being made, on the date therefor determined in accordance with the applicable provisions of this Agreement. At the election of such Bank, and without limiting the generality of the foregoing, but without duplication, such compensation on account of losses may include an amount equal to the excess of
(i) the interest that would have been received from the Borrower under this Agreement (excluding the Applicable Margin) on any amounts to be reemployed during an Interest Period or its remaining portion over (ii) the interest component of the return that such Bank determines it could have obtained had it placed such amount on deposit in the London interbank Dollar market for a period equal to such Interest Period or remaining portion.

          Section 7.05.  Determinations.  In making the determinations
                         --------------
contemplated by Sections 7.01, 7.02, 7.03 and 7.04, each Bank may make such estimates, assumptions, allocations and the like that such Bank in good faith determines to be appropriate, and such Bank's selection thereof in accordance with this Section 7.05, and the determinations made by such Bank on the basis thereof, shall be final, binding and conclusive upon the Borrower, except, in the case of such determinations, for manifest errors in computation or transmission. Each Bank shall furnish to the Borrower, at the time of any request for compensation under Section 7.02 or 7.03 and otherwise upon request, a certificate outlining in reasonable detail the computation of any amounts claimed by it under this Article 7 and the assumptions underlying such computations, which shall include a statement of an officer of such Bank certifying that such request for compensation is being made pursuant to a policy adopted by such Bank to seek such compensation generally from customers similar to the Borrower and having similar provisions in agreements with such Bank.

          Section 7.06.  Change of Lending Office.  If an event occurs with
                         ------------------------
respect to a Lending Office of any Bank that obligates the Borrower to pay any amount under Section 1.12, makes operable the provisions of Section 7.01(c) or
(d) or entitles such Bank to make a claim under Section 7.02 or 7.03, such Bank shall, if requested by the Borrower, use reasonable efforts to designate another Lending Office or Offices the designation of which will reduce the amount the Borrower is so obligated to pay, eliminate such operability or reduce the amount such Bank is so entitled to claim, provided that such designation would not, in
                                   --------
the sole and absolute discretion of such Bank, be disadvantageous to such Bank in any manner or contrary to such Bank's policies. Each Bank may at any time and from time to time change any Lending Office and shall give notice of any such change to the Administrative Agent and the Borrower. Except in the case of a change in Lending Offices made at the written request of the Borrower, the designation of a new Lending Office by any Bank shall not obligate the Borrower to pay any amount to such Bank under Section 1.12, make operable the provisions of Section 7.01(c) or (d) or entitle such Bank to make a claim under Section
7.02 or 7.03 if such obligation, the operability of such clause or such claim results solely from such designation and not from a Regulatory Change subsequent to such designation.

          Section 7.07.  Replacement of Banks.  If any Bank requests
                         --------------------
compensation pursuant to Section 1.12, 7.02 or 7.03, or such Bank's obligation to make or continue, or to convert Loans of any other Type into, any Type of Eurodollar Rate Loan shall be suspended pursuant to Section 7.01, the Borrower, upon three Business Days' notice, may require that such Bank transfer all of its right, title and interest under this Agreement and such Bank's Notes to any bank or financial institution identified by the Borrower with the consent of the Administrative Agent (which consent shall not be unreasonably withheld) (a) if such proposed transferee agrees to assume all of the obligations of such Bank for consideration equal to the outstanding principal amount of such Bank's Loans, together with interest thereon to the date of such transfer, and satisfactory arrangements are made for payment to such Bank of all other amounts payable hereunder to such Bank on or prior to the date of such transfer (including any fees accrued hereunder and any amounts that would be payable under Section 7.04 as if all of such Bank's Loans were being prepaid in full on such date) and (b) if such Bank being replaced has requested compensation pursuant to Section 1.12, 7.02 or 7.03, such proposed transferee's aggregate requested compensation, if any, pursuant to Section 1.12, 7.02 or 7.03 with respect to such replaced Bank's Loans is lower than that of the Bank replaced. Without prejudice to the survival of any other agreement of the

Borrower hereunder, the agreements of the Borrower contained in Sections 1.12, 7.02, 7.03, 7.04 and 9.02 (without duplication of any payments made to such Bank by the Borrower or the proposed transferee) shall survive for the benefit of any Bank replaced under this Section 7.07 with respect to the time prior to such replacement.


                                   ARTICLE 8

                                   THE AGENTS
                                   ----------

          Section 8.01.  Appointment and Powers.  Each Bank hereby irrevocably
                         ----------------------
appoints and authorizes the Agents, individually in their respective capacities as Agents, to act as the agents for such Bank under the Loan Documents with such powers as are delegated to the respective Agents by the terms thereof, together with such other powers as are reasonably incidental thereto. The Agents' duties shall be purely ministerial and they shall have no duties or responsibilities except those expressly set forth in the Loan Documents. None of the Agents shall be required under any circumstances to take any action that, in its judgment, (a) is contrary to any provision of the Loan Documents or Applicable Law or (b) would expose it to any Liability or expense against which it has not been indemnified to its satisfaction. None of the Agents shall, by reason of its serving as an Agent, be a trustee or other fiduciary for any Bank. By its execution and delivery hereof, each Bank, in its capacity as a Bank and in its capacity, if any, as a party to an Interest Rate Protection Agreement, authorizes the Administrative Agent to act as its agent under, and to execute and deliver, in its name and on its behalf, the Pledge Agreements and the Affiliate Subordination Agreement. The Administrative Agent shall consent to any amendment of any term, covenant, agreement or condition of, or to any waiver of any right under, the Pledge Agreements or the Affiliate Subordination Agreement if, but only if, but subject to Section 9.07, the Administrative Agent is directed to do so in writing by the Required Banks; provided, however, that
                                                       --------  -------
the Administrative Agent shall not be required to consent to any such amendment or waiver that affects its rights or duties.

          Section 8.02.  Limitation on Agents' Liability.  None of the Agents
                         -------------------------------
nor any of their respective directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct. None of the Agents shall be responsible to any Bank for (a) any recitals, statements, representations or warranties contained in the Loan Documents or in any certificate or other document referred to or provided for in, or received by any of the Banks under, the Loan Documents, (b) the validity, effectiveness or enforceability of the Loan Documents or any such certificate or other document, (c) the value or sufficiency of the Collateral or (d) any failure by the Loan Parties to perform any of their obligations under the Loan Documents. Each of the Agents may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact so long as such Agent was not grossly negligent in selecting or directing such agents or attorneys-in-fact. Each of the Agents shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or given by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by such Agent. As to any matters not expressly provided for by the Loan Documents, each of the Agents shall in all cases be fully protected in acting, or in refraining from acting, under the Loan Documents in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

          Section 8.03.  Defaults.  The Administrative Agent shall not be deemed
                         --------
to have knowledge of the occurrence of a Default (other than the non-payment to it of fees or principal of or interest on Loans) unless the Administrative Agent has received notice from a Bank or the Borrower specifying such Default and stating that such notice is a "Notice of Default." In the event that the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Banks. In the event of any Default, the Administrative Agent shall (a) in the case of a Default that constitutes an Event of Default, take either or both of the actions referred to in Section 6.02(a) and Section 6.02(b) if so directed by the Required Banks and (b) in the case of any Default, take such other action with respect to such Default as shall be reasonably directed by the Required Banks. Unless and until the Administrative Agent shall have received such directions, in the event of any Default, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Banks.

          Section 8.04.  Rights as a Bank.  Each Person acting as an Agent that
                         ----------------
is also a Bank shall, in its capacity as a Bank, have the same rights and powers under the Loan Documents as any other Bank and may exercise the same as though it were not acting as an Agent, and the term "Bank" or "Banks" shall include such Person in its individual capacity. Each Person acting as an Agent and its Affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Loan Parties and their Affiliates as if it were not acting as an Agent, and such Person and its Affiliates may accept fees and other consideration from the Borrower and its Affiliates for services in connection with the Loan Documents or otherwise without having to account for the same to the Banks.

          Section 8.05.  Indemnification.   The Banks agree to indemnify each of
                         ---------------
the Agents (to the extent not reimbursed by the Loan Parties under the Loan Documents), ratably on the basis of the respective principal amounts of the Loans outstanding made by the Banks (or, if no Loans are at the time outstanding, ratably on the basis of their respective Commitments), for any and all Liabilities, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against such Agent in its capacity as an Agent (including the costs and expenses that the Loan Parties are obligated to pay under the Loan Documents) in any way relating to or arising out of the Loan Documents or any other documents contemplated thereby or referred to therein or the transactions contemplated thereby or the enforcement of any of the terms thereof or of any such other documents, provided that no Bank shall be liable
                                        --------
for any of the foregoing to the extent they arise from gross negligence or willful misconduct by such Agent.

          Section 8.06.  Non-Reliance on Agents and Other Banks.  Each Bank
                         --------------------------------------
agrees that it has made and will continue to make, independently and without reliance on any of the Agents or any other Bank, and based on such documents and information as it deems appropriate, its own credit analysis of the Loan Parties, its own evaluation of the Collateral and its own decision to enter into the Loan Documents and to take or refrain from taking any action in connection therewith. None of the Agents shall be required to keep itself informed as to the performance or observance by the Loan Parties of the Loan Documents or any other document referred to or provided for therein or to inspect the properties or books of any Loan Party or any Subsidiary thereof or the Collateral. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Administrative Agent under the Loan Documents, none of the Agents shall have any obligation to provide any Bank with any information concerning the business, status or condition of any Loan Party or any Subsidiary thereof, the Loan Documents or the Collateral that may come into the possession of such Agent or any of its Affiliates.

          Section 8.07.  Resignation of the Administrative Agent.  Subject to
                         ---------------------------------------
the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Banks and the Borrower. Upon receipt of any such notice of resignation, the Required Banks may, with the consent of the Borrower (which consent shall not be unreasonably withheld), appoint any bank or financial institution as the successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Banks and with the consent of the Borrower (which consent shall not be unreasonably withheld), appoint any bank or financial institution as the successor Administrative Agent. Upon the acceptance by any Person of its appointment as a successor Administrative Agent, such Person shall thereupon succeed to and become vested with all the rights, powers, privileges, duties and obligations of the retiring Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations as Administrative Agent under the Loan Documents. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Article 8 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.


                                   ARTICLE 9

                                 MISCELLANEOUS
                                 -------------

          Section 9.01.  Notices and Deliveries.
                         ----------------------

          (a)  Manner of Delivery.  All notices, communications and materials
               ------------------
(including all Information) to be given or delivered pursuant to the Borrower Loan Documents shall, except in those cases where giving notice by telephone is expressly permitted, be given or delivered in writing (which shall include telecopy transmissions). Notices under Sections 1.02, 1.03(c), 1.05, 1.07 and
6.02 may be by telephone, promptly confirmed in writing. In the event of a discrepancy between any telephonic notice and any written confirmation thereof, such written confirmation shall be deemed the effective notice except to the extent that the Administrative Agent has acted in reliance on such telephonic notice.

          (b)  Addresses.  All notices, communications and materials to be given
               ---------
or delivered pursuant to the Borrower Loan Documents shall be given or delivered at the following respective addresses and telecopier and telephone numbers and to the attention of the following individuals or departments:

                 (i)   if to the Borrower, to it at:

                       1105 Market Street
                       Suite 1219
                       Wilmington, DE  19801

                       Telecopier No.: (302) 427-7664
                       Telephone No.:  (302) 427-8991

                       Attention:  Howard Grabelle
                       with a copy to:

                       1500 Market Street
                       Philadelphia, PA  19102

                       Telecopier No.: (215) 981-7744
                       Telephone No.:  (215) 981-7503

                       Attention:  John R. Alchin, Senior
                                   Vice President and
                                   Treasurer

                (ii)   if to the Administrative Agent, to it at:

                       901 Main Street, 64th Floor
                       Dallas, Texas  75202

                       Telecopier No.: (214) 508-0980
                       Telephone No.:  (214) 508-0924

                       Attention:  Thomas Carter


               (iii) if to any Bank, to it at the address or telecopier or telephone number and to the attention of the individual or department set forth below such Bank's name under the heading "Notice Address" on Annex A or, in the case of a
                                                   -------
                       Bank that becomes a Bank pursuant to an assignment, set forth under the heading "Notice Address" in the Notice of Assignment given to the Borrower and the Administrative Agent with respect to such assignment;

or at such other address or telecopier or telephone number or to the attention of such other individual or department as the party to which such information pertains may hereafter specify for the purpose in a notice specifically captioned "Notice of Change of Address" given to (x) if the party to which such information pertains is the Borrower, the Administrative Agent and each Bank,
(y) if the party to which such information pertains is the Administrative Agent, the Borrower and each Bank and (z) if the party to which such information pertains is a Bank, the Borrower and the Administrative Agent.

          (c)  Effectiveness.  Each notice and communication and any material to
               -------------
be given or delivered pursuant to the Borrower Loan Documents shall be deemed so given or delivered (i) if sent by registered or certified mail, postage prepaid, return receipt requested, on the third Business Day after such notice, communication or material, addressed as above provided, is delivered to a United States post office and a receipt therefor is issued thereby, (ii) if sent by any other means of physical delivery, when such notice, communication or material is delivered to the appropriate address as above provided, (iii) if sent by telecopier, when such notice, communication or material is transmitted to the appropriate telecopier number as above provided and is received at such number and (iv) if given by telephone, when communicated to the individual or any member of the department specified as the individual or department to whose attention notices, communications and materials are to be given or delivered, or, in the case of notice by the Administrative Agent to the Borrower under Section 6.02 given by telephone as above provided, if any individual or any member of the department to whose attention notices, communications and materials are to be given or delivered is unavailable at the time, to any other officer of the Borrower, except that notices of a change of address, telecopier or telephone number or individual or department to whose attention notices, communications and materials are to be given or delivered shall not be deemed given until received.

          Section 9.02.  Expenses; Indemnification.  Whether or not any Loans
          ----------------------------------------
 are made hereunder, the Borrower shall:

          (a) pay or reimburse the Administrative Agent and each Bank for all transfer, documentary, stamp and similar taxes, and all recording and filing fees and taxes, payable in connection with, arising out of, or in any way related to, the execution, delivery and performance of the Loan Documents or the making of the Loans;

          (b) pay or reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses (including reasonable fees and disbursements of legal counsel collectively retained by the Arranging Agents and the Managing Agents or, other than with respect to clause (i) below, appraisers, accountants and other experts employed or retained collectively by the Arranging Agents and the Managing Agents or the Administrative Agent) incurred by the Administrative Agent (or, in the case of fees and disbursements of legal counsel, the Arranging Agents and the Managing Agents) in connection with, arising out of, or in any way related to (i) the negotiation, preparation, execution and delivery of (A) the Loan Documents and (B) whether or not executed, any waiver, amendment or consent thereunder or thereto, (ii) the administration of and any operations under the Loan Documents, (iii) consulting with respect to any matter in any way arising out of, related to, or connected with, the Loan Documents, including (A) the protection or preservation of the Collateral, (B) the protection, preservation, exercise or enforcement of any of the rights of the Administrative Agent or the Banks in, under or related to the Collateral or the Loan Documents during a Default or (C) the performance of any of the obligations of the Administrative Agent or the Banks under or related to the Loan Documents, (iv) protecting or preserving the

Collateral or (v) protecting, preserving, exercising or enforcing any of the rights of the Administrative Agent or the Banks in, under or related to the Collateral or the Loan Documents during a Default, including defending the Security Interest as a valid, perfected, first priority security interest in the Collateral subject only to Permitted Liens;

          (c) pay or reimburse each Bank for all reasonable costs and expenses (including reasonable fees and disbursements of legal counsel and other experts employed or retained by such Bank) incurred by such Bank in connection with, arising out of, or in any way related to protecting, preserving, exercising or enforcing during a Default any of its rights in, under or related to the Collateral or the Loan Documents; and

          (d) indemnify and hold each Indemnified Person harmless from and against all losses (including judgments, penalties and fines) suffered, and pay or reimburse each Indemnified Person for all costs and reasonable expenses (including reasonable fees and disbursements of legal counsel and other experts employed or retained by such Indemnified Person) incurred, by such Indemnified Person in connection with, arising out of or in any way related to (i) any Loan Document Related Claim (whether asserted by such Indemnified Person or the Borrower or any other Person), including the prosecution or defense thereof and any litigation or proceeding with respect thereto (whether or not, in the case of any such litigation or proceeding, such Indemnified Person is a party thereto), or (ii) any investigation, governmental or otherwise, arising out of, related to, or in any way connected with, the Loan Documents or the relationships established thereunder, except that the foregoing indemnity shall not be applicable to (A) any loss suffered by any Indemnified Person to the extent such loss is determined by a judgment of a court that is binding on the Borrower and such Indemnified Person, final and not subject to review on appeal to be the result of acts or omissions on the part of such Indemnified Person constituting gross negligence or willful misconduct or (B) any such losses, costs and expenses incurred in connection with any examination of such Indemnified Person by governmental authorities and arising other than with respect to this Agreement and the Loans specifically.

          Section 9.03.  Amounts Payable Due upon Request for Payment.  All
                         --------------------------------------------
amounts payable by the Borrower under Section 9.02 and under the other provisions of the Borrower Loan Documents shall, except as otherwise expressly provided, be immediately due upon request for the payment thereof accompanied by a certificate of the requesting Bank setting forth the basis for the request and the computation for the amount thereof in reasonable detail.

          Section 9.04.  Remedies of the Essence.  The various rights and
                         -----------------------
remedies of the Administrative Agent and the Banks under the Borrower Loan Documents are of the essence of those agreements, and the Administrative Agent and the Banks shall be entitled to obtain a decree requiring specific performance of each such right and remedy.

          Section 9.05.  Rights Cumulative.  Each of the rights and remedies of
                         -----------------
the Administrative Agent and the Banks under the Loan Documents shall be in addition to all of their other rights and remedies under the Loan Documents and Applicable Law, and nothing in the Loan Documents shall be construed as limiting any such rights or remedies.

          Section 9.06.  Confidentiality.  Each Bank agrees to exercise all
                         ---------------
reasonable efforts to keep any information delivered or made available by the Borrower confidential from anyone other than persons employed or retained by such Bank who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; provided, however, that nothing herein
                                        --------  -------
shall prevent any Bank from disclosing such information (a) to any Affiliate of such Bank or to any other Bank, (b) upon the order of any court or administrative agency, (c) upon the request or demand of any regulatory agency or authority having jurisdiction over such Bank, (d) that has been publicly disclosed, (e) in connection with any litigation relating to the Loans, this Agreement or any transaction contemplated hereby to which any Bank, any Loan Party or any Agent may be a party, (f) to the extent reasonably required in connection with the exercise of any remedy hereunder, (g) to such Bank's legal counsel and independent auditors and (h) to any actual or proposed participant or assignee of all or any part of its Loans hereunder, if such other Person, prior to such disclosure, agrees for the benefit of the Borrower to comply with the provisions of this Section 9.06.

          Section 9.07.  Amendments; Waivers.  Any term, covenant, agreement or
                         -------------------
condition of any Loan Document to which the Banks are party may be amended, and any right under the Loan Documents may be waived, if, but only if, such amendment or waiver is in writing and is signed by the Required Banks and, if the rights and duties of the Administrative Agent are affected thereby, by the Administrative Agent and by each Loan Party that is a party thereto; provided,
                                                                     --------
however, that no such amendment or waiver shall be effective, unless in writing
- - - -------
and signed by each Bank affected thereby, to the extent it (a) changes the amount or extends the term of such Bank's Commitment, (b) reduces the principal of or the rate of interest on such Bank's Loans or Notes or any fees payable to such Bank hereunder, (c) postpones any date fixed for, or reduces the amount of, any scheduled or mandatory reduction of Commitments (other than a reduction of the Total Commitment pursuant to Section 1.07(c)(i)) or any mandatory prepayment of principal of or interest on such Bank's Loans or Notes or any fees payable to such Bank hereunder (other than as a result of any reduction of the Total Commitment pursuant to Section 1.07(c)(i)), (d) except as expressly provided in any Pledge Agreement, releases any portion of the Collateral from the Security Interest, (e) waives any material condition precedent under Section 2.01 or 2.02 (as Section 2.02 applies to the initial Loans hereunder) or (f) amends this Section 9.07 or any provision of this Agreement or the other Loan Documents requiring the consent or other action of all of the Banks. Unless otherwise specified in such waiver, a waiver of any right under the Borrower Loan Documents shall be effective only in the specific instance and for the specific purpose for which given. No election not to exercise, failure to exercise or delay in exercising any right, nor any course of dealing or performance, shall operate as a waiver of any right of the Administrative Agent or any Bank under the Borrower Loan Documents or Applicable Law, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right of the Administrative Agent or any Bank under the Borrower Loan Documents or Applicable Law.

          Section 9.08.  Set-Off; Suspension of Payment and Performance.  The
                         ----------------------------------------------
Administrative Agent and each Bank is hereby authorized by the Borrower, at any time and from time to time, without prior notice, (a) during any Event of Default, to set off against, and to appropriate and apply to the payment of, the Liabilities of the Borrower under the Borrower Loan Documents (whether owing to such Person or to any other Person that is the Administrative Agent or a Bank and whether matured or unmatured, fixed or contingent or liquidated or unliquidated) any and all Liabilities owing by such Person to the Borrower (whether payable in Dollars or any other currency, whether matured or unmatured and, in the case of Liabilities that are deposits, whether general or special, time or demand and however evidenced and whether maintained at a branch or office located within or without the United States) and (b) during any Default, to suspend the payment and performance of such Liabilities owing by such Person and, in the case of Liabilities that are deposits, to return as unpaid for insufficient funds any and all checks and other items drawn against such deposits. The Person so setting off against any such Liabilities of the Borrower or suspending payment or performance of any such Liabilities of such Person, as the case may be, shall give the Borrower notice thereof promptly following such set-off or suspension, but any failure to give or delay in giving such notice shall not affect such Person's right to so set off or suspend payment or performance.

          Section 9.09.  Sharing of Recoveries.  (a)  Each Bank agrees that, if,
                         ---------------------
for any reason, including as a result of (i) the exercise of any right of counterclaim, set-off, banker's lien or similar right, (ii) its claim in any applicable bankruptcy, insolvency or other similar proceeding being deemed secured by a Debt owed by it to the Borrower, including a claim deemed secured under Section 506 of the Bankruptcy Code, or (iii) the allocation of payments by the Administrative Agent or the Borrower in a manner contrary to the provisions of Section 1.14, such Bank shall receive payment of a proportion of the aggregate amount due and payable to it hereunder as principal, interest or fees that is greater than the proportion received by any other Bank in respect of the aggregate of such amounts due and payable to such other Bank hereunder, then the Bank receiving such proportionately greater payment shall purchase participations (which it shall be deemed to have done simultaneously upon the receipt of such payment) in the rights of the other Banks hereunder so that all such recoveries with respect to such amounts due and payable hereunder (net of costs of collection) shall be pro rata; provided, however, that if all
                                                --------  -------
or part of such proportionately greater payment received by the purchasing Bank is thereafter recovered by or on behalf of the Borrower from such Bank, such purchases shall be rescinded and the purchase prices paid for such participation shall be returned to such Bank to the extent of such recovery, but without interest (unless the purchasing Bank is required to pay interest on the amount recovered to the Person recovering such amount, in which case the selling Bank shall be required to pay interest at a like rate). The Borrower expressly consents to the foregoing arrangements and agrees that any holder of a participation in any rights hereunder so purchased or acquired pursuant to this
Section 9.09(a) shall, with respect to such participation, be entitled to all of the rights of a Bank under Sections 7.02, 9.02 and 9.08 and may exercise any and all rights of set-off with respect to such participation as fully as though the Borrower were directly indebted to the holder of such participation for Loans in the amount of such participation.

          (b)  Notwithstanding anything to the contrary contained herein,
Section 9.09(a) shall not be deemed to limit each Bank's entitlement to exercise any right of counterclaim, set-off, banker's lien or similar right that it may have in respect of the Borrower in any manner as it may choose and to apply the amount subject to such exercise to the payment of Liabilities of the Borrower other than obligations subject to the sharing provisions of Section 9.09(a).

          Section 9.10.  Assignments and Participations.  (a)  Assignments.  (i)
                         ------------------------------        -----------
The Borrower may not assign any of its rights or obligations under the Borrower Loan Documents without the prior written consent of the Administrative Agent and each Bank, and no assignment of any such obligation shall release the Borrower therefrom unless the Administrative Agent or each Bank, as applicable, shall have consented to such release in a writing specifically referring to the obligation from which the Borrower is to be released.

          (ii) Each Bank may from time to time assign any or all of its rights and obligations under the Loan Documents and with respect to the Collateral to one or more banks or other financial institutions with (except in the case of any assignment by a Bank to an Affiliate of such Bank) the consent of the Borrower and the Administrative Agent (which consents shall not be unreasonably withheld); provided, however, that, (A) any assignment by a Bank of a portion of
           --------  -------
its Commitment and Loans shall consist of ratable portions of its Tranche A Commitment and

Tranche A Loans and its Tranche B Commitment and Tranche B Loans and (B) no such assignment shall be effective unless and until (x) a Notice of Assignment with respect thereto, duly executed by the assignor and the assignee, shall have been given to the Borrower and the Administrative Agent and (y) except in the case of an assignment by the Bank that is the Administrative Agent or an assignment by any Bank to an Affiliate of such Bank, the Administrative Agent shall have been paid an assignment fee of $2,500; provided further, however, that, unless the
                                  -------- -------  -------
Borrower shall have otherwise consented, no such partial assignment, other than a partial assignment by any Bank to an Affiliate of such Bank, shall be made or shall be effective unless (1) if such assignment is made other than to another Bank, the amount thereof is not less than $5,000,000 and (2) after giving effect to such assignment and all other assignments made and participations granted by such Bank, the Commitment (or, if the Total Commitment shall have terminated, the Loans), net of the amount of such participations, retained by such Bank is not less than (aa) in the case of each Arranging Agent and Managing Agent, $30,000,000 and (bb) in the case of each other Bank, the lesser of $25,000,000 and 50% of the Commitment of such Bank hereunder in effect on the Agreement Date or, if such Bank became a Bank pursuant to an assignment, on the day it became a Bank. Any such assignment by a Bank of any or all of its obligations under the Borrower Loan Documents shall release such Bank therefrom. No such assignment by a Bank of any or all of its obligations under the Borrower Loan Documents to any Affiliate of such Bank shall obligate the Borrower to pay any amount to the assignee Bank under Section 1.12, make operable the provisions of Section 7.01(c) or (d) or entitle such assignee Bank to make a claim under Section 7.02 or 7.03 if such obligation, the operability of such clause or such claim results solely from such assignment and not from a Regulatory Change subsequent to such assignment. In the event of any such assignment by a Bank, the Borrower shall, against receipt of the existing Notes of the assignor Bank, issue new Notes to the assignee Bank and, in the case of a partial assignment, to the assignor Bank, appropriately reflecting such assignment. Nothing in this Section 9.10 shall limit the right of any Bank to assign its interest in the Loans and Notes to a Federal Reserve Bank as collateral security under Regulation A of the Board of Governors of the Federal Reserve System, but no such assignment shall release such Bank from its obligations hereunder.

          (b)  Participations.  Each Bank may from time to time sell or
               --------------
otherwise grant participations in any or all of its rights and obligations under the Borrower Loan Documents and with respect to the Collateral without the consent of the Borrower, the Administrative Agent or any other Bank; provided,
                                                                     --------
however, that, unless the Borrower shall have otherwise consented, no such
- - - -------
participation, other than a participation sold or granted by any Bank to an Affiliate of such Bank, shall be made or shall be effective unless (i) the amount thereof is not less than $5,000,000 and (ii) after giving effect to such participation and all other participations granted and assignments made by such Bank, the Commitment (or, if the Total Commitment shall have terminated, the Loans), net of the amount of such participations, retained by such Bank is not less than (1) in the case of each Managing Agent, $30,000,000 and (2) in the case of each other Bank, the lesser of $25,000,000 and 50% of the Commitment of such Bank hereunder in effect on the Agreement Date or, if such Bank became a Bank pursuant to an assignment, on the day it became a Bank. No sale by a Bank of any participation shall relieve such Bank of any of its obligations to the Borrower hereunder.

          (c)  Rights of Assignees and Participants.  Each assignee of, and each
               ------------------------------------
holder of a participation in, the rights of any Bank under the Borrower Loan Documents and with respect to the Collateral, if and to the extent the applicable assignment or participation agreement so provides, (i) shall, in the case of assignees and with respect to its assignment, be entitled to all of the rights of a Bank and (ii) may exercise any and all rights of set-off or banker's lien with respect thereto (as fully, in the case of a holder of a participation, as though the Borrower were directly indebted to such holder for amounts payable under the Borrower Loan Documents to which such holder is entitled under the applicable participation agreement); provided, however, that each such
                                     --------  -------
participation agreement shall provide that the Bank that shall have sold or granted the participation shall retain the sole right to take or refrain from taking any action under the Loan Documents except that such participation agreement may provide that such Bank shall not, without the consent of the participant, agree to any amendment or waiver that would have any of the effects described in the first proviso to the first sentence of Section 9.07, to the extent that the participant would be affected thereby. All amounts payable to any Bank under Section 1.12 or Article 7 shall be determined as if such Bank had not sold any participations. Each Bank that sells or grants a participation shall (A) withhold or deduct from each payment to the holder of such participation the amount of any Tax required under Applicable Law to be withheld or deducted from such payment and not withheld or deducted therefrom by the Borrower or the Administrative Agent, (B) pay any Tax so withheld or deducted by it to the appropriate taxing authority in accordance with Applicable Law and (C) indemnify the Borrower and the Administrative Agent for any losses, costs and expenses that they may incur as a result of any failure to so withhold or deduct and pay such Tax.

          Section 9.11.  Governing Law.  This Agreement and the Notes (including
                         -------------
matters relating to the Maximum Permissible Rate) shall be construed in accordance with and governed by the law of the State of New York (without giving effect to its choice of law principles).

          Section 9.12.  Judicial Proceedings; Waiver of Jury Trial.  Any
                         ------------------------------------------
judicial proceeding brought against the Borrower with respect to any Loan Document Related Claim may be brought in any court of competent jurisdiction in the City of New York, and, by execution and delivery of this Agreement, the Borrower (a) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court and irrevocably agrees to be bound by any judgment rendered thereby in connection with any Loan Document Related Claim and (b) irrevocably waives any objection it may now or hereafter have as to the venue of any such proceeding brought in such a court or that such a court is an inconvenient forum. The Borrower hereby waives personal service of process and consents that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of Section 9.01(b)(i), and service so made shall be deemed completed on the third Business Day after such service is deposited in the mail. Nothing herein shall affect the right of any Agent or Bank or any other Indemnified Person to serve process in any other manner permitted by law or shall limit the right of any Agent or Bank or any other Indemnified Person to bring proceedings against the Borrower in the courts of any other jurisdiction. To the extent permitted in accordance with Applicable Law (including Applicable Law relating to jurisdiction and venue), any judicial proceeding by the Borrower against the Administrative Agent or any Bank involving any Loan Document Related Claim shall be brought only in a court located in the City and State of New York. THE BORROWER, THE AGENTS AND EACH BANK HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING ANY LOAN DOCUMENT RELATED CLAIM.

          Section 9.13.  Severability of Provisions.  Any provision of the
                         --------------------------
Borrower Loan Documents that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          Section 9.14.  Counterparts.  This Agreement may be signed in any
                         ------------
number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

          Section 9.15.  Survival of Obligations.  Except as otherwise expressly
                         -----------------------
provided therein, the obligations of the Borrower under Sections 1.12, 7.02, 7.03, 7.04 and 9.02, and the obligations of the Banks under Section 8.05, shall survive the Repayment Date and the termination of the Security Interest.

          Section 9.16.  Entire Agreement.  This Agreement, the Notes and the
                         ----------------
other Loan Documents embody the entire agreement among the Borrower, the Administrative Agent and the Banks relating to the subject matter hereof and supersede all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

          Section 9.17.  Successors and Assigns.  All of the provisions of this
                         ----------------------
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          Section 9.18.  Reference Banks.  Each Reference Bank shall furnish to
                         ---------------
the Administrative Agent timely information for the purpose of determining the Eurodollar Rate. If any Reference Bank shall notify the Administrative Agent that thenceforth it shall not be able to furnish such information in a timely manner or shall assign all of its Loans or Commitment to a Person that is not an Affiliate of such Reference Bank, the Administrative Agent shall, with the consent of the Required Banks and after consultation with the Borrower, appoint another Bank (which Bank, or, in the event that the long-term debt securities of such Bank shall not be rated by a nationally-recognized credit rating agency, the parent holding company in the corporate group of which such Bank is a member, shall have a credit rating with respect to long-term debt securities from a nationally-recognized credit rating agency substantially equivalent to the Bank, or the parent holding company in the corporate group of which such Bank is a member, being replaced) as a Reference Bank in place of such Reference Bank.


                                  ARTICLE 10

                                INTERPRETATION
                                --------------

          Section 10.01.  Definitional Provisions.  (a)  Defined Terms.  For
                          -----------------------        -------------
the purposes of this Agreement:


          "Accrued Management Fees" has the meaning ascribed to such term in
           -----------------------
Section 4.11(b).

          "Accumulated Funding Deficiency" has the meaning ascribed to such
           ------------------------------
term in Section 302 of ERISA.

          "Acquisition Documents" means (i) the Share Purchase Agreement, dated
           ---------------------
June 18, 1994, between Comcast and Rogers, as modified pursuant to three letters of modification, each dated June 18, 1994, from Rogers to Comcast and as further amended pursuant to the First Amendment to Share Purchase Agreement, dated as of December 22, 1994, (ii) the Agreement and Plan of Share Exchange, dated as of October 21, 1994, among Comcast, Barden Communications, Inc., Don H. Barden and the Don H. Barden Revocable Trust, as amended pursuant to the Amendment to Agreement and Plan of Share Exchange, dated as of November 4, 1994, and as further amended pursuant to the Second Amendment to Agreement and Plan of Share Exchange, dated as of November 16, 1994, (iii) the Rogers Indemnity Agreement, dated as of November 16, 1994, between Rogers and Comcast, (iv) the Escrow Agreement, dated as of December 22, 1994, among Comcast, Rogers, Barden Communications, Inc. (now known as Comcast Michigan Holdings,

Inc.), Don H. Barden and the Don H. Barden Revocable Trust, (v) the Assignment and Assumption Agreement, dated as of December 22, 1994, between Comcast and the Borrower and (vi) the Note Purchase and Assignment Agreement, dated as of December 22, 1994.

          "Adjusted Eurodollar Rate" means, for any Interest Period, a rate per
           ------------------------
annum (rounded upward, if necessary, to the next higher 1/100 of 1%) equal to the rate obtained by dividing (i) the Eurodollar Rate for such Interest Period by (ii) a percentage equal to 1 minus the Reserve Requirement in effect from time to time during such Interest Period.

          "Administrative Agent" means NationsBank of Texas, N.A., as
           --------------------
Administrative Agent for the Banks under the Loan Documents, and any successor Administrative Agent appointed pursuant to Section 8.07.

          "Administrative Agent's Office" means the address of the
           -----------------------------
Administrative Agent specified in or determined in accordance with the provisions of Section 9.01(b)(ii).

          "Affiliate" means, with respect to a Person, any other Person that,
           ---------
directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person; unless otherwise specified, "Affiliate" means an Affiliate of the Borrower. As used in this definition, "control" (including, with correlative meanings, "controlled by" and "under common control with") means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by Contract or otherwise); provided, however, that, in any event, any Person that
                        --------  -------
owns directly or indirectly Capital Securities having 15% or more of the ordinary voting power for the election of directors or other governing body of a corporation or 15% or more of the partnership or other ownership interests in any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person. Notwithstanding the foregoing, no individual shall be deemed to be an Affiliate of a Person solely by reason of such individual being an officer or director of such Person.

          "Affiliate Subordinated Obligations" has the meaning ascribed to such
           ----------------------------------
term in the Affiliate Subordination Agreement, and, as provided therein, includes accrued Management Fees, Junior Subordinated Indebtedness and Senior Subordinated Indebtedness.

          "Affiliate Subordination Agreement" means the Affiliate Subordination
           ---------------------------------
Agreement dated as of the date hereof among the Borrower, Comcast, Affiliates of the Borrower from time to time party thereto and the Administrative Agent.

          "Agent" means the Administrative Agent or any of the Arranging Agents
           -----
or Managing Agents.

          "Agreement" means this Agreement, including all Schedules, Annexes
           ---------
and Exhibits hereto.

          "Agreement Date" means the date set forth as such on the last
           --------------
signature page hereof, which date is the date that executed copies of this Agreement were delivered by all parties hereto and, accordingly, this Agreement became effective.

          "Annualized Cash Flow" means, as of any date of determination, Cash
           --------------------
Flow of the Borrower and the Consolidated Subsidiaries for the period of two consecutive fiscal quarters of the Borrower ending on, or most recently ended prior to, such date multiplied by two. For purposes of determining Annualized Cash Flow, Cash Flow with respect to any Person, cable television system or other assets for any period shall be adjusted by (i) deducting therefrom an amount to reflect, as if such Person, cable television system or other assets were not owned for any portion of such period, the reduction in Cash Flow associated with the Person, cable television system or assets sold, exchanged or otherwise disposed of pursuant to Section 4.08(f) hereof during such period and
(ii) adding thereto an amount to reflect, as if such Person, cable television systems or other assets were owned for the entire period, the addition to Cash Flow associated with the acquisition of Persons, cable television systems or other assets during such period acquired pursuant to Section 4.07(d) or (e).

          "Applicable Law" means, anything in Section 9.11 to the contrary
           --------------
notwithstanding, (i) all applicable common law and principles of equity and (ii) all applicable provisions of all (A) constitutions, statutes, rules, regulations and orders of governmental bodies, (B) Governmental Approvals and (C) orders, decisions, judgments and decrees of all courts (whether at law or in equity or admiralty) and arbitrators.

          "Applicable Margin" means, at any time, the respective percentage set
           -----------------
forth below under the caption for such Type of Loan opposite the applicable Leverage Ratio at such time set forth below:


                                                          Eurodollar
Leverage Ratio                             Base Rate         Rate
- - - --------------                             ----------     -----------

Greater than or equal to 6.75 to 1           0.750%          1.750%

Less than 6.75 to 1 and greater
than or equal to 6.50 to 1                   0.625%          1.625%

Less than 6.50 to 1 and greater
than or equal to 6.00 to 1                   0.500%          1.500%


Less than 6.00 to 1 and greater
than or equal to 5.50 to 1                   0.250%          1.250%

Less than 5.50 to 1 and greater
than or equal to 5.00 to 1                   0.000%          1.000%

Less than 5.00 to 1 and greater
than or equal to 4.50 to 1                   0.000%          0.875%

Less than 4.50 to 1                          0.000%          0.625%

The Leverage Ratio shall be determined initially on the basis of the certificate provided for in Section 2.01(a)(viii) and subsequently on the basis of the most recent financial statements delivered pursuant to Section 5.01. Any change in the Applicable Margin as a result of a change in the Leverage Ratio shall be effective as of the third Business Day after the day on which financial statements are delivered to the Administrative Agent pursuant to Section 5.01 that indicate such change in the Leverage Ratio.

          "Arranging Agents" means The Chase Manhattan Bank (National
           ----------------
Association), NationsBank of Texas, N.A., and The Toronto-Dominion Bank, as Arranging Agents for the Banks under the Loan Documents.

          "Bank" means (i) any Person listed as such on the signature pages
           ----
hereof and (ii) any Person that has been assigned any or all of the rights or obligations of a Bank pursuant to Section 9.10(a).

          "Bank Tax" means any Tax based on or measured by net income, any
           --------
franchise Tax and any doing business Tax (including any gross receipts Tax in the nature of a doing business Tax) imposed upon any Bank or any Agent by any jurisdiction (or any political subdivision thereof) in which such Bank, such Agent or any Lending Office is located.

          "Base Financial Statements" means the consolidated balance sheet of
           -------------------------
Comcast and its Consolidated Subsidiaries as of December 31, 1993 and the related statements of income, retained earnings and cash flows for the fiscal year ended with the date of such balance sheet.

          "Base Rate" means, for any day, a rate per annum equal to the higher
           ---------
of (i) the Prime Rate in effect on such day and (ii) the Federal Funds Rate in effect on such day plus 0.5%.
                   ----

          "Base Rate Loan" means any Loan the interest on which is, or is to be,
           --------------
as the context may require, computed on the basis of the Base Rate.

          "Basic Subscribers" has the meaning ascribed to such term in Section
           -----------------
5.01(f).

          "Benefit Plan" means, with respect to any Person at any time, any
           ------------
employee benefit plan (including a Multiemployer Benefit Plan), the funding requirements of which (under Section 302 of ERISA or Section 412 of the Code) are, or at any time within six years preceding the time in question were, in whole or in part, the responsibility of such Person.

          "Borrower" means Comcast MH Holdings, Inc., a Delaware corporation.
           --------

          "Borrower Loan Documents" means the Loan Documents to which the
           -----------------------
Borrower is a party.

          "Borrower's Predecessor Company" has the meaning ascribed to such term
           ------------------------------
in Section 5.01(b).

          "Business Day" means any day other than a Saturday, Sunday or other
           ------------
day on which banks in New York City are authorized to close.

          "CalPERS" means the California Employees' Retirement System.
           -------

          "Capital Security" means, with respect to any Person, (i) any share of
           ----------------
capital stock of such Person or (ii) any security convertible into, or any option, warrant or other right to acquire, any share of capital stock of such Person.

          "Cash Flow" means, with respect to any Person, cable television system
           ---------
or other assets for any period, (i) the net income (which shall be consolidated, as appropriate) attributable to such Person, cable television system or other assets for such period, adjusted to exclude (A) gains and losses from unusual or extraordinary items, (B) interest income and (C) the amount of any restoration of any charge to or other reserve against revenues taken during any prior period, in each case for such period plus (ii) income or gross receipts taxes
                                     ----
(whether or not deferred), Interest Expense (which for this purpose shall include, to the extent deducted in determining net income, interest on Junior Subordinated Indebtedness), Management Fees accrued and not paid in cash, bank fees and expenses, depreciation, amortization and other non-cash charges to income, in each case for such period minus (iii) except to the extent deducted
                                     -----
in determining such net income, Management Fees paid in cash during such period and any cash refunds of revenues received in respect of such period paid as a result of or arising out of any of the Borrower's or any Subsidiary's FCC cost-of-service proceedings; provided, however, that for each fiscal quarter ending
                        --------  -------
on, or prior to, June 30, 1995, Cash Flow shall be adjusted by adding $1,700,000 to the amount of Cash Flow for such quarter determined in accordance with the foregoing provisions of this definition; and provided, further, that for the purpose of determining Cash
                     --------  -------
Flow of the Borrower and the Consolidated Subsidiaries for any period ending after December 31, 1996 (or such later date as shall be consented to by the Required Agents), there shall not be added back to Cash Flow the amount of any charges to or reserves against revenues for such period required as a direct result of any of the Borrower's or any Consolidated Subsidiary's FCC cost-of-service proceedings.

          "Cash Flow Percentage" means, as of the date of any sale or exchange
           --------------------
of capital stock, assets, or a cable television system, the ratio, expressed as a percentage, derived by dividing (a) Cash Flow attributable thereto for the four consecutive fiscal quarters of the Borrower ending on, or most recently ended prior to, such date for which financial information is available and has been delivered to the Banks hereunder prior to such date of sale or exchange by
(b) Cash Flow of the Borrower and its Consolidated Subsidiaries for such period.

          "Closing Date" means the date of the making of the initial Loans
           ------------
hereunder.

          "Code" means the Internal Revenue Code of 1986.
           ----

          "Collateral" means all property in which a Lien is created pursuant to
           ----------
the Loan Documents.

          "Comcast" means Comcast Corporation, a Pennsylvania corporation.
           -------

          "Comcast Communications" means Comcast Communications Properties,
           ----------------------
Inc., a Delaware corporation.

          "Commitment" means, with respect to any Bank, its Tranche A Commitment
           ----------
and its Tranche B Commitment.

          "Commitment Termination Date" means December 31, 2003.
           ---------------------------

          "Consolidated Indebtedness" means, at any time, the consolidated
           -------------------------
Indebtedness of the Borrower and the Consolidated Subsidiaries as of such time.

          "Consolidated Subsidiary" means, with respect to any Person at any
           -----------------------
time, any Subsidiary or other Person the accounts of which would be consolidated with those of such first Person in its consolidated financial statements as of such time; unless otherwise specified, "Consolidated Subsidiary" means a Consolidated Subsidiary of the Borrower. For purposes of this Agreement, MH Lightnet and MH Lightnet of Florida shall be deemed not to be Consolidated Subsidiaries of the Borrower.

          "Contract" means (i) any agreement (whether executory or non-executory
           --------
and whether a Person entitled to rights thereunder is so entitled directly or as a third-party beneficiary), including an indenture, lease or license, (ii) any deed or other instrument of conveyance, (iii) any certificate of incorporation or charter and
(iv) any by-law.

          "Cure Date" has the meaning ascribed to such term in Section 6.03.
           ---------

          "Current Management Fees" has the meaning ascribed to such term in
           -----------------------
Section 4.11(b).

          "Debt" means any Liability that constitutes "debt" or "Debt" under
           ----
Section 101(11) of the Bankruptcy Code or under the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any analogous Applicable Law.

          "Default" means any condition or event that constitutes an Event of
           -------
Default or that with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

          "Dollars" and the sign "$" mean lawful money of the United States of
           -------                -
America.

          "Domestic Lending Office" means, with respect to any Bank, (i) the
           -----------------------
branch or office of such Bank set forth below such Bank's name under the heading "Domestic Lending Office" on Annex A or, in the case of a Bank that becomes a
                             -------
Bank pursuant to an assignment, the branch or office of such Bank set forth under the heading "Domestic Lending Office" in the Notice of Assignment given to the Borrower and the Administrative Agent with respect to such assignment or
(ii) such other branch or office of such Bank designated by such Bank from time to time as the branch or office at which its Base Rate Loans are to be made or maintained.

          "Environmental Laws" means any and all Federal, state, local and
           ------------------
foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment, including ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or waste.

          "ERISA" means the Employee Retirement Income Security Act of 1974.
           -----

          "ERISA Affiliate" means, with respect to any Person, any other Person,
           ---------------
including a Subsidiary or other Affiliate of such first Person, that is a member of any group of organizations within the meaning of Section 414(b), (c), (m) or (o) of the Code of which such first Person is a member.

          "Eurodollar Business Day" means any Business Day on which dealings in
           -----------------------
Dollar deposits are carried on in the London interbank market and on which commercial banks are open for domestic and international business (including dealings in Dollar deposits) in London, England.

          "Eurodollar Lending Office" means, with respect to any Bank, (i) the
           -------------------------
branch or office of such Bank set forth below such Bank's name under the heading "Eurodollar Lending Office" on Annex A or, in the case of a Bank that becomes a
                               -------
Bank pursuant to an assignment, the branch or office of such Bank set forth under the heading "Eurodollar Lending Office" in the Notice of Assignment given to the Borrower and the Administrative Agent with respect to such assignment or
(ii) such other branch or office of such Bank designated by such Bank from time to time as the branch or office at which its Eurodollar Rate Loans are to be made or maintained.

          "Eurodollar Rate" means, for any Interest Period, the rate per annum
           ---------------
determined by the Administrative Agent to be the average (rounded upward, if necessary, to the next higher 1/100 of 1%) of the rates per annum determined, respectively, by each Reference Bank to be the rate at which such Reference Bank offered or would have offered to place with first-class banks in the London interbank market deposits in Dollars in amounts comparable to the Eurodollar Rate Loan of such Reference Bank to which such Interest Period applies, for a period equal to such Interest Period, at 11:00 a.m. (London time) on the second Eurodollar Business Day before the first day of such Interest Period. If any Reference Bank is unable or otherwise fails to furnish the Administrative Agent with appropriate rate information in a timely manner, the Administrative Agent shall determine the Eurodollar Rate based on the rate information furnished by the remaining Reference Banks.

          "Eurodollar Rate Loan" means any Loan the interest on which is, or is
           --------------------
to be, as the context may require, computed on the basis of the Adjusted Eurodollar Rate.

          "Event of Default" means any of the events specified in Section 6.01.
           ----------------

          "Excess Cash Flow" means, for any fiscal year, the amount, if any, by
           ----------------
which (a) Cash Flow of the Borrower and the Consolidated Subsidiaries for such fiscal year exceeds (b) the sum of (i) the aggregate amount of Interest Expense of the Borrower and the Consolidated Subsidiaries for such fiscal year, (ii) an amount equal to 50% of the amount of capital expenditures made or incurred by the Borrower or any Consolidated Subsidiary during such fiscal year (net of any proceeds realized in respect of damaged or destroyed capital assets or from the disposition of obsolete or retired capital assets), (iii) the amount of Required Repayments in respect of such fiscal year and (iv) the amount of income taxes, without duplication, paid or payable in cash during such fiscal year, including (without duplication) the amount paid to Comcast Communications in respect of income taxes pursuant to the Tax Sharing Agreement, by the Borrower and the Consolidated Subsidiaries.

          "Existing Benefit Plan" means, with respect to any Person at any time,
           ---------------------
any employee benefit plan (including a multiemployer benefit plan as defined in Section 4001(a)(3) of ERISA), the funding requirements of which (under Section 302 of ERISA or Section 412 of the Code) are, in whole or in part, the responsibility of such Person.

          "Existing Guaranty" means (i) any Guaranty outstanding on the
           -----------------
Agreement Date, to the extent set forth on Schedule 4.04, and (ii) any Guaranty
                                           -------------
that constitutes a renewal, extension or replacement of an Existing Guaranty, but only if (A) at the time such Guaranty is entered into and after giving effect thereto, no Default would exist, (B) such Guaranty is binding only on the obligor or obligors under the Guaranty so renewed, extended or replaced, (C) the principal amount of the obligations Guaranteed by such Guaranty does not exceed the principal amount of the obligations Guaranteed by the Guaranty so renewed, extended or replaced and (D) the obligations Guaranteed by such Guaranty bear interest at a rate per annum not exceeding the rate borne by the obligations Guaranteed by the Guaranty so renewed, extended or replaced except for any increase that is commercially reasonable at the time of such increase.

          "Existing Investment" means any investment outstanding on the
           -------------------
Agreement Date, to the extent set forth on Schedule 4.14, and any renewal or
                                           -------------
extension thereof not involving an increase therein as the result of an additional investment by the Borrower or any Subsidiary.

          "FCC" means the Federal Communications Commission.
           ---

          "Federal Funds Rate" means, for any day, the weighted average of the
           ------------------
rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York or, if such rate is not so published for any day that is a Business Day, the average of quotations for such day on such transactions received by NationsBank of Texas, N.A., from three Federal funds brokers of recognized standing selected by such bank.

          "Franchise" means a franchise, license, authorization or right to
           ---------
construct, own, operate, promote and/or extend any cable television system operated or to be operated by the Borrower or any of the Subsidiaries granted by any state or county, city, town, village or other local government authority or by the FCC.

          "Funded Current Liability Percentage" has the meaning ascribed to such
           -----------------------------------
term in Section 401(a)(29) of the Code.

          "Generally Accepted Accounting Principles" means (i) in the case of
           ----------------------------------------
the Base Financial Statements, generally accepted accounting principles at the time of the issuance of the Base Financial Statements and (ii) in all other cases, the accounting principles followed in the preparation of the Base Financial Statements, except as provided in Section 10.02.

          "Governmental Approval" means any authorization, consent, approval,
           ---------------------
license or exemption of, registration or filing with, or report or notice to, any governmental unit.

          "Guaranty" means, with respect to any Person, any contractual
           --------
obligation, contingent or otherwise, of such Person (i) to pay any Indebtedness or other obligation of any other Person or to otherwise protect the holder of any such Indebtedness or other obligation against loss (whether such obligation arises by agreement to pay, to keep well, to purchase assets, goods, securities or services or otherwise) or (ii) incurred in connection with the issuance by a third Person of a Guaranty of any Indebtedness or other obligation of any other Person (whether such obligation arises by agreement to reimburse or indemnify such third Person or otherwise by Contract); provided, however, that the term
                                             --------  -------
"Guaranty" shall not include an endorsement for collection or deposit in the ordinary course of business. The word "Guarantee" when used as a verb has the
                                        ---------
correlative meaning.

          "Hazardous Material" means any oil, hazardous waste, hazardous
           ------------------
material or hazardous substance listed, defined or otherwise identified as hazardous in the Resource Conservation and Recovery Act, 42 U.S.C. (S) 6921 et
                                                                            --
seq., the Comprehensive Environmental Response Compensation and Liability Act,
- - - ---
42 U.S.C. (S) 9601 et seq., or any other Federal or state Environmental Law.
                   -- ---

          "Indebtedness" means, with respect to any Person (in each case,
           ------------
whether such obligation is with full or limited recourse), without duplication,
(i) any obligation of such Person for borrowed money, (ii) any obligation of such Person evidenced by a bond, debenture, note or other similar instrument,
(iii) any deferred programming expense owed to Affiliates or other obligation of such Person, whether or not owed to Affiliates, to pay the deferred purchase price of property or services, except a trade account payable that arises in the ordinary course of business but only if, in the case of any such payable owed to Affiliates, it is payable on customary trade terms, (iv) any obligation of such Person as lessee under a capital lease, (v) any Mandatorily Redeemable Securities issued by such Person owned by any Person other than such Person or a Wholly Owned Subsidiary of such Person (the amount of such Mandatorily Redeemable Securities to be determined for this purpose as the higher of the liquidation preference of and the amount payable upon redemption of such Mandatorily Redeemable Securities),
(vi) any obligation of such Person to purchase securities or other property that arises out of or in connection with the sale of the same or substantially similar securities or property, (vii) any contractual obligation, contingent or otherwise, of such Person to reimburse any other Person in respect of amounts paid under a letter of credit or performance or other bond issued by such other Person, (viii) any Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured
by) a Lien on any asset of such Person and (ix) any Indebtedness of others Guaranteed by such Person; provided, however, that the term "Indebtedness" with
                           --------  -------
respect to the Borrower and the Consolidated Subsidiaries shall not include (x) letters of credit or performance or other bonds up to an aggregate outstanding face amount of $10,000,000 or (y) Permitted Management Fees.

          "Indemnified Person" means, at any time, any Person that is, or at
           ------------------
such time was, the Administrative Agent, any other Agent, a Bank, an Affiliate of the Administrative Agent, any other Agent or a Bank or a director, officer, employee or agent of any such Person.

          "Information" means written data, certificates, reports, statements
           -----------
(excluding financial statements), documents and other written information.

          "Intellectual Property" means (i) (A) patents and patent rights, (B)
           ---------------------
trademarks, trademark rights, trade names, trade name rights, corporate names, business names, trade styles, service marks, logos and general intangibles of like nature and (C) copyrights, in each case whether registered, unregistered or under pending registration and, in the case of any such that are registered or under pending registration, whether registered or under pending registration under the laws of the United States or any other country, (ii) reissues, continuations, continuations-in-part and extensions of any Intellectual Property referred to in clause (i) above and (iii) rights relating to any Intellectual Property referred to in clause (i) or (ii) above, including rights under applications (whether pending under the laws of the United States or any other country) or licenses relating thereto.

          "Interest Coverage Ratio" means, as of any date of determination, the
           -----------------------
ratio of (i) Cash Flow of the Borrower and the Consolidated Subsidiaries for the period of two consecutive fiscal quarters of the Borrower ending on, or most recently ended prior to, such date (or, if shorter, the period from the Closing Date to such date) to (ii) Interest Expense for such period.

          "Interest Expense" means, for any Person, cable television system or
           ----------------
other assets for any period, without duplication, (i) all interest on Indebtedness of such Person, or attributable to such system or assets, and commitment fees paid in respect thereof, accrued (other than, in the case of the Borrower and the Consolidated Subsidiaries, interest on Junior Subordinated Indebtedness), whether or not actually paid, during such period plus (ii) the
                                                                ----
net amount accrued, whether or not actually paid, by such Person, or attributable to such system or assets, pursuant to any Interest Rate Protection Agreement during such period (or minus the net amount receivable, whether or not
                                 -----
actually received, by such Person, or attributable to such system or assets, thereunder during such period).

          "Interest Payment Date" means the last day of March, June, September
           ---------------------
and December of each year.

          "Interest Period" means a period commencing, in the case of the first
           ---------------
Interest Period applicable to a Eurodollar Rate Loan, on the day of the making of, or conversion into, such Loan, and, in the case of each subsequent, successive Interest Period applicable thereto, on the last day of the next preceding Interest Period, and ending, depending on the Type of Loan, on the same day in the first, second, third, sixth or, if made available by each of the Banks, ninth or twelfth calendar month thereafter, except that (i) any Interest Period that would otherwise end on a day that is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day, unless such Eurodollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Eurodollar Business Day and (ii) any Interest Period that begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month in which such Interest Period ends) shall end on the last Eurodollar Business Day of a calendar month.

          "Interest Rate Protection Agreements" means, for any Person, an
           -----------------------------------
interest rate swap, cap or collar agreement or similar arrangement between such Person and a Bank or other financial institution having combined capital and surplus of at least $200,000,000 or that has (or that is a subsidiary of a bank holding company that has) publicly traded unsecured long-term debt securities given a rating of A- (or the equivalent rating then in effect) or better by Standard & Poor's Ratings Group or a rating of A3 (or the equivalent rating then in effect) or better by Moody's Investors Service, Inc., providing for the transfer or mitigation of interest risks either generally or under specific contingencies.

          "Junior Subordinated Indebtedness" means Affiliate Subordinated
           --------------------------------
Obligations (other than Senior Subordinated Indebtedness and accrued Management
Fees) advanced to the Borrower by Comcast (or any Affiliate of the Borrower that is or shall have become a party to the Affiliate Subordination Agreement), including deferred programming charges due to Comcast or any of such Affiliates party to the Affiliate Subordination Agreement.

          "Lending Office" means, with respect to any Bank, the Domestic Lending
           --------------
Office or the Eurodollar Lending Office of such Bank.

          "Leverage Ratio" means, as of any date of determination, the ratio of
           --------------
(i) Consolidated Indebtedness (other than Junior Subordinated Indebtedness) on such date to (ii) Annualized Cash Flow as of such date.

          "Liability" means, with respect to any Person, any indebtedness,
           ---------
liability or obligation of or binding upon such Person or any of its assets.

          "Lien" means, with respect to any property or asset (or any income or
           ----
profits therefrom) of any Person (in each case whether the same is consensual or nonconsensual or arises by Contract, operation of law, legal process or otherwise), (i) any mortgage, lien, pledge, attachment, levy or other security interest of any kind thereupon or in respect thereof or (ii) any other arrangement under which the same is transferred, sequestered or otherwise identified with the intention of subjecting the same to, or making the same available for, the payment or performance of any Liability in priority to the payment of the ordinary, unsecured creditors of such Person. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

          "Loan" means a Tranche A Loan or a Tranche B Loan.
           ----

          "Loan Document Related Claim" means any claim (whether civil, criminal
           ---------------------------
or administrative and whether sounding in tort, contract or otherwise) arising out of, related to, or connected with, the Loan Documents, whether such claim arises or is asserted before or after the Agreement Date or before or after the Repayment Date.

          "Loan Document Representation and Warranty" means any "Representation
           -----------------------------------------
and Warranty" as defined in any Loan Document and any other representation or warranty made or deemed made pursuant to the terms of any Loan Document.

          "Loan Documents" means (i) this Agreement, the Notes, the Pledge
           --------------
Agreements and the Affiliate Subordination Agreement and (ii) all other agreements, documents and instruments (other than the assumption agreements referred to in Section 4.09(f)(i) and any promissory notes payable to the Borrower and executed in connection therewith) arising out of (A) any agreement, document or instrument referred to in clause (i) above, (B) any other agreement, document or instrument referred to in this clause (ii) or (C) any of the transactions pursuant to any agreement, document or instrument referred to in clause (i) above or in this clause (ii).

          "Loan Parties" means the Borrower, Comcast, Comcast Communications and
           ------------
any Affiliate of the Borrower from time to time party to the Affiliate Subordination Agreement (until such time as such Affiliate shall be released therefrom in the manner provided therein).

          "Management Agreement" means the Management Agreement dated as of the
           --------------------
date hereof between the Borrower and Comcast.

          "Management Fees" means all fees and other amounts payable under the
           ---------------
Management Agreement, including but not limited to overhead and administrative costs allocated by Comcast to the Subsidiaries of the Borrower party thereto but excluding amounts paid in reimbursement of out-of-pocket costs and expenses incurred on behalf of such Subsidiaries.

          "Managing Agents" means The Bank of New York, The Bank of Nova Scotia,
           ---------------
Canadian Imperial Bank of Commerce and Morgan Guaranty Trust Company of New York, as Managing Agents for the Banks under the Loan Documents.

          "Mandatorily Redeemable Securities" means, with respect to any Person,
           ---------------------------------
any Capital Securities issued by such Person to the extent that they are (i) redeemable, payable or required to be purchased or otherwise retired or extinguished, or convertible into any Indebtedness or other Liability of such Person, (A) at a fixed or determinable date, whether by operation of a sinking fund or otherwise, (B) at the option of any Person other than such Person or (C) upon the occurrence of a condition not solely within the control of such Person, such as a redemption required to be made out of future earnings or (ii) convertible into Mandatorily Redeemable Securities.

          "Materially Adverse Effect" means, (i) with respect to any Person, any
           -------------------------
materially adverse effect on such Person's business, assets, Liabilities, financial condition or results of operations, (ii) with respect to a group of Persons "taken as a whole," any materially adverse effect on such Persons' business, assets, Liabilities, financial condition or results of operations taken as a whole on, where appropriate, a consolidated basis in accordance with Generally Accepted Accounting Principles, (iii) with respect to any Loan Document, any material adverse effect on the binding nature, validity or enforceability thereof as an obligation of any Loan Party that is a party thereto and (iv) with respect to any Collateral, or any category of Collateral, pledged by any Loan Party, a materially adverse effect on the validity, perfection, priority or enforceability of the Security Interest therein.

          "Maximum Permissible Rate" means, with respect to interest payable on
           ------------------------
any amount, the rate of interest on such amount that, if exceeded, could, under Applicable Law, result in (i) civil or criminal penalties being imposed on the payee or (ii) the payee's being unable to enforce payment of (or, if collected, to retain) all or any part of such amount or the interest payable thereon.

          "MH Lightnet" means MH Lightnet, Inc., a Delaware corporation.
           -----------

          "MH Lightnet of Florida" means MH Lightnet of Florida, Inc., a
           ----------------------
Delaware corporation.

          "Multiemployer Benefit Plan" means any Benefit Plan that is a
           --------------------------
multiemployer plan as defined in Section 4001(a)(3) of ERISA.

          "Net Proceeds" shall mean, with respect to any sale or disposition
           ------------
(including an exchange) of assets, the gross amount of consideration (other than consideration in the form of Indebtedness and other Liabilities assumed directly or indirectly by the purchaser of such assets) or other amounts including condemnation awards and insurance settlements paid to or received by the Borrower or any Subsidiary in respect of such sale or disposition (including only the cash component, if any, of exchanges of assets), less the sum of (a) reasonable and customary fees, costs and expenses incurred in connection with such sale or disposition and payable by or on behalf of the seller or the transferor of the assets to which such sale or disposition relates, (b) the amount, reasonably estimated by the Borrower, of taxes payable to federal, state and local taxing authorities by such seller or transferor in connection with such sale or disposition and (c) the amount of the Indebtedness and other liabilities attributable to or associated with such assets (other than any such Indebtedness or liability owed to the Borrower or any Subsidiary) required to be paid or repaid or, in the case of any such liability, retained on a primary obligor basis by the Borrower or any Subsidiary in connection with such sale or disposition. For purposes hereof, the value of any noncash consideration received from purchasers of assets shall be the fair market value thereof, as determined in good faith by the Borrower.

          "Note" means any promissory note in the form of Exhibit A.
           ----                                           ---------

          "Notice of Assignment" means any notice to the Borrower and the
           --------------------
Administrative Agent with respect to an assignment pursuant to Section 9.10(a) in the form of Schedule 9.10(a).
               ----------------

          "PBGC" means the Pension Benefit Guaranty Corporation.
           ----

          "Permitted Guaranty" means (i) any Guaranty to which Section 4.09 is
           ------------------
by its express terms inapplicable by virtue of clauses (d) or (e) thereof and
(ii) any Guaranty of obligations of the Borrower or any Subsidiary so long as such obligations do not constitute Indebtedness and have been incurred in the ordinary course of business.

          "Permitted Lien" means (i) the Security Interest; (ii) any Lien
           --------------
securing the obligations of the obligor in respect of Indebtedness to which
Section 4.09 is by its express terms inapplicable by virtue of clauses (d) or
(e) thereof; (iii) any right of set-off arising under law and not under Contract, any Lien securing a tax, assessment or other governmental charge or levy or the claim of a materialman, mechanic, carrier, warehouseman or landlord for labor, materials, supplies or rentals incurred in the ordinary course of business, but only if payment thereof shall not at the time be required to be made in accordance with Section 4.01(d) and foreclosure, distraint, sale or other similar proceedings shall not have been commenced and remained unstayed or undismissed for more than 30 days; (iv) any Lien on the properties and assets of a Subsidiary securing an obligation owing to the Borrower or a Wholly Owned Subsidiary; (v) any Lien consisting of a deposit or pledge made in the ordinary course of business in connection with, or to secure payment of, obligations under workers' compensation, unemployment insurance or similar legislation; (vi) any Lien (other than a Lien on the Collateral) arising pursuant to an order of attachment, distraint or similar legal process arising in connection with legal proceedings, but only if and so long as, in the case of any such Lien arising in connection with a judgment, no Event of Default set forth in Section 6.01(g) shall exist and, in each other case, the execution or other enforcement thereof is not unstayed for more than 20 days; (vii) any Lien existing on (A) any property or asset of any Person at the time such Person becomes a Subsidiary or
(B) any property or asset at the time such property or asset is acquired by the Borrower or a Subsidiary, but only, in the case of either (A) or (B), if and so long as (w) such Lien was not created in contemplation of such Person becoming a Subsidiary or such property or asset being acquired, (x) such Lien is and will remain confined to the property or asset subject to it at the time such Person becomes a Subsidiary or such property or asset is acquired and to fixed improvements thereafter erected on such property or asset, (y) such Lien secures only the obligation secured thereby at the time such Person becomes a Subsidiary or such property or asset is acquired and (z) the obligation secured by such Lien is not in default; (viii) any Lien in existence on the Agreement Date to the extent set forth on Schedule 4.05, but only, in the case of each such Lien,
                        -------------
to the extent it secures an obligation outstanding on the Agreement Date to the extent set forth on such Schedule; or (ix) any Lien constituting a renewal, extension or replacement of a Lien constituting a Permitted Lien by virtue of clause (vii), (viii) or (ix) above, but only if (A) at the time such Lien is granted and after giving effect thereto, no Default would exist, (B) such Lien is limited to all or a part of the property or asset that was subject to the Lien so renewed, extended or replaced and to fixed improvements thereafter erected on such property or asset, (C) the principal amount of the obligations secured by such Lien does not exceed the principal amount of the obligations secured by the Lien so renewed, extended or replaced and (D) the obligations secured by such Lien bear interest at a rate per annum not exceeding the rate borne by the obligations secured by the Lien so renewed, extended or replaced except for any increase that is commercially reasonable at the time of such increase.

          "Permitted Management Fees" has the meaning ascribed to such term in
           -------------------------
Section 4.11(b).

          "Permitted Parent Reimbursements" means amounts payable to or for the
           -------------------------------
benefit of CalPERS pursuant to the agreements relating to CalPERS' interest in the Borrower and any amounts payable for professional and related services rendered to the Persons established to own, directly or indirectly, the capital stock issued by the Borrower, in an aggregate amount not to exceed $600,000 per annum.

          "Permitted Restrictive Covenant" means (i) any covenant or restriction
           ------------------------------
contained in any Loan Document, (ii) any covenant or restriction binding upon any Person at the time such Person becomes a Subsidiary of the Borrower if the same is not created in contemplation thereof, (iii) any covenant or restriction described in Schedule 4.12, but only to the extent such covenant or restriction
             -------------
is there identified by specific reference to the provision of the Contract in which such covenant or restriction is contained or (iv) any covenant or restriction that (A) is not more burdensome than an existing Permitted Restrictive Covenant that is such by virtue of clause (ii), (iii) or (iv) above,
(B) is contained in a Contract constituting a renewal, extension or replacement of the Contract in which such existing Permitted Restrictive Covenant is contained and (C) is binding only on the Person or Persons bound by such existing Permitted Restrictive Covenant.

          "Person" means any individual, sole proprietorship, corporation,
           ------
partnership, trust, unincorporated organization, mutual company, joint stock company, estate, union, employee organization, government or any agency or political subdivision thereof or, for the purpose of the definition of "ERISA Affiliate," any trade or business.

          "Pledge Agreement" means each of the Pledge Agreements, each dated as
           ----------------
of the date hereof between the Borrower and the Secured Party and between Comcast Communications and the Secured Party, respectively.

          "Pledged Securities" has the meaning ascribed to such term in the
           ------------------
Pledge Agreements.

          "Pledgor" has the meaning ascribed to such term in the respective
           -------
Pledge Agreements.

          "Post-Default Rate" means the rate otherwise applicable under Section
           -----------------
1.03(a) plus 2% or, if there is no such rate, the Base Rate plus the Applicable
        ----                                                ----
Margin plus 2%.
       ----

          "Predecessor Indebtedness" means Indebtedness set forth on Schedule
           ------------------------                                  --------
10.01.
- - - -----

          "Prime Rate" means the prime commercial lending rate of NationsBank of
           ----------
Texas, N.A., as publicly announced to be in effect from time to time. The Prime Rate shall be adjusted automatically, without notice, on the effective date of any change in such prime commercial lending rate. The Prime Rate is not necessarily the lowest rate of interest of NationsBank of Texas, N.A.

          "Pro Forma Debt Service" means, as of any date of determination, the
           ----------------------
sum of (i) all Required Repayments, and all other payments of principal of Indebtedness (other than Junior Subordinated Indebtedness) of the Borrower and the Consolidated Subsidiaries (including all payments in respect of capitalized leases) scheduled to be made, during the period commencing with the day next succeeding such date and ending on the date corresponding to such date of determination in the following calendar year and (ii) Interest Expense for such period; provided, however, that Interest Expense shall be calculated, for
        --------  -------
purposes of this definition, on the basis of (A) in the case of Eurodollar Rate Loans, the interest rate or rates then in effect with respect to such Eurodollar Rate Loans, (B) in the case of Base Rate Loans, the average interest rate applicable to such Loans during the period of 90 days preceding the date of determination and (C) in the case of all Indebtedness of the Borrower (other than the Loans) bearing interest at a floating rate, the interest rate or rates then in effect with respect to such Indebtedness.

          "Pro Forma Debt Service Ratio" means, as of any date of determination,
           ----------------------------
the ratio of (i) Annualized Cash Flow as of such date to (ii) Pro Forma Debt Service as of such date.

          "Prohibited Transaction" means any transaction that is prohibited
           ----------------------
under Section 4975 of the Code or Section 406 of ERISA and not exempt under
Section 4975 of the Code or Section 408 of ERISA.

          "Reference Banks" means The Chase Manhattan Bank (National
           ---------------
Association), NationsBank of Texas, N.A. and The Toronto-Dominion Bank, and any replacement Reference Bank appointed pursuant to Section 9.18.

          "Regulation D" means Regulation D of the Board of Governors of the
           ------------
Federal Reserve System.

          "Regulatory Change" means any Applicable Law, interpretation,
           -----------------
directive, request or guideline (whether or not having the force of law), or any change therein or in the administration or enforcement thereof, that becomes effective or is implemented or first required or expected to be complied with after the Agreement Date (including any Applicable Law that shall have become such as the result of any act or omission of the Borrower or any of its Affiliates, without regard to when such Applicable Law shall have been enacted or implemented), whether the same is (i) the result of an enactment by a government or any agency or political subdivision thereof, a determination of a court or regulatory authority or otherwise or (ii) enacted, adopted, issued or proposed before or after the Agreement Date, including any such that imposes, increases or modifies any Tax, reserve requirement, insurance charge, special deposit requirement, assessment or capital adequacy requirement, but excluding any such that imposes, increases or modifies any Bank Tax.

          "Repayment Date" means the later of (i) the termination of the Total
           --------------
Commitment (whether as a result of the occurrence of the Commitment Termination Date, the reduction to zero pursuant to Section 1.07 or termination pursuant to
Section 6.02) and (ii) the payment in full of the Loans and all other amounts payable or accrued hereunder.

          "Reportable Event" means, with respect to any Benefit Plan of any
           ----------------
Person, (i) the occurrence of any of the events set forth in Section 4043(b) (other than a Reportable Event as to which the provision of 30 days' notice to the PBGC is waived under applicable regulations), 4068(f) or 4063(a) of ERISA or the regulations thereunder with respect to such Benefit Plan, (ii) any event requiring such Person or any of its ERISA Affiliates to provide security to such Benefit Plan under Section 401(a)(29) of the Code or (iii) any failure to make a payment required by Section 412(m) of the Code with respect to such Benefit Plan.

          "Representation and Warranty" means any written representation or
           ---------------------------
warranty made pursuant to or under (i) Section 2.02, Article 3, Section 5.02 or any other provision of this Agreement or (ii) any amendment to, or waiver of rights under, this Agreement, WHETHER OR NOT, IN THE CASE OF ANY REPRESENTATION OR WARRANTY REFERRED TO IN CLAUSE (i) OR (ii) ABOVE (EXCEPT, IN EACH CASE, TO THE EXTENT OTHERWISE EXPRESSLY PROVIDED), THE INFORMATION THAT IS THE SUBJECT MATTER THEREOF IS WITHIN THE KNOWLEDGE OF THE BORROWER.

          "Required Agents" means Arranging Agents and Managing Agents
           ---------------
comprising no fewer than six out of the seven Arranging Agents and Managing Agents.

          "Required Banks" means, at any time, Banks having at least 51% of the
           --------------
Loans outstanding or, if there are no Loans outstanding, at least 51% of the Total Commitment.

          "Required Repayments" means, for any period, the excess, if any, of
           -------------------
(i) the outstanding amount of Loans and Senior Subordinated Indebtedness at the beginning of such period over (ii) the Total Commitment at the end of such period.

          "Reserve Requirement" means, at any time, the then current maximum
           -------------------
rate for which reserves (including any marginal, supplemental or emergency reserve) are required to be maintained under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding five billion Dollars against "Eurocurrency liabilities," as such term is used in Regulation
D. The Adjusted Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the applicable Reserve Requirement.

          "Responsible Officer" means, with respect to any Loan Party, the
           -------------------
chairman, vice chairman, president, any senior vice president or the chief financial officer of such Loan Party.

          "Restricted Payment" means (i) (A) any dividend or other distribution
           ------------------
on account of any Capital Securities issued by the Borrower or any Subsidiary (other than dividends payable solely in such Capital Securities other than Mandatorily Redeemable Securities and other than dividends and other distributions payable to the Borrower or a Wholly Owned Subsidiary), (B) any payment on account of the principal of or premium, if any, on any Indebtedness convertible into Capital Securities issued by the Borrower or any Subsidiary (other than any such payment to the Borrower or a Wholly Owned Subsidiary) or
(C) any payment on account of any purchase, redemption, retirement, exchange or conversion of any Capital Securities issued by the Borrower or any Subsidiary (other than any such payment to the Borrower or a Wholly Owned Subsidiary) and
(ii) payments of interest on, or payments or prepayments of principal of, or the setting apart of money for a sinking or other analogous fund for, the purchase, redemption, retirement or other acquisition of, any principal of or interest on Junior Subordinated Indebtedness. For the purposes of this definition, a "payment" or "prepayment" shall include the transfer of any asset or the issuance of any Indebtedness or other obligation (the amount of any such payment to be the fair market value of such asset or the amount of such obligation, respectively) but shall not include the issuance of any Capital Securities other than Mandatorily Redeemable Securities.

          "Rogers" means Rogers Communications, Inc., a corporation existing
           ------
under the laws of the Province of British Columbia.

          "Secured Party" has the meaning ascribed to such term in the Pledge
           -------------
Agreements.

          "Security Interest" means the Liens created, or purported to be
           -----------------
created, by the Loan Documents.

          "Senior Subordinated Indebtedness" means Affiliate Subordinated
           --------------------------------
Obligations advanced to the Borrower by Comcast (or any Affiliate of the Borrower that is or shall have become a party to the Affiliate Subordination Agreement), bearing interest at a rate per annum, for any fiscal quarter of the Borrower, not in excess of the rate that is 1/2% below the weighted average interest rate applicable to the Loans hereunder during such fiscal quarter and in an aggregate principal amount not in excess of the lesser of the Maximum Senior Subordinated Indebtedness Amount and the unused portion, if any, of the Total Commitment at such time. As used herein, "Maximum Senior Subordinated Indebtedness Amount" means, at any time prior to December 31, 1998, $200,000,000 and, at any time thereafter, an amount equal to the product of $200,000,000 and a fraction, the numerator of which is equal to the Total Commitment that was in effect on the most recent December 31 (after giving effect to any reductions to the Total Commitment to be made on such December 31) and the denominator of which is $850,000,000. Obligations treated as Junior Subordinated Indebtedness by the lender and borrower thereof shall not be deemed Senior Subordinated Indebtedness irrespective of the interest rate or other terms applicable thereto.

          "Subsidiary" means, with respect to any Person, any other Person (i)
           ----------
Capital Securities of which having ordinary voting power to elect a majority of the board of directors (or other persons having similar functions) of such Person or (ii) other ownership interests, including partnership interests, of which ordinarily constituting a majority voting interest are at the time, directly or indirectly, owned or controlled by such first Person, or by one or more of its Subsidiaries, or by such first Person and one or more of its Subsidiaries; unless otherwise specified, "Subsidiary" means a Subsidiary of the Borrower. For purposes of this Agreement, MH Lightnet, Inc. and MH Lightnet of Florida, Inc. shall be deemed not to be Subsidiaries of the Borrower.

          "Tax" means any Federal, State or foreign tax, assessment or other
           ---
governmental charge or levy (including any withholding tax) upon a Person or upon its assets, revenues, income or profits.

          "Tax Sharing Agreement" means the Tax Sharing Agreement, dated as of
           ---------------------
December 22, between the Borrower and Comcast Communications.

          "Termination Event" means, with respect to any Benefit Plan, (i) any
           -----------------
Reportable Event with respect to such Benefit Plan,

(ii) the termination of such Benefit Plan, or the filing of a notice of intent to terminate such Benefit Plan, or the treatment of any amendment to such Benefit Plan as a termination under Section 4041(c) of ERISA, (iii) the institution of proceedings to terminate such Benefit Plan under Section 4042 of ERISA or (iv) the appointment of a trustee to administer such Benefit Plan under
Section 4042 of ERISA.

          "Total Commitment" means the aggregate amount of the Total Tranche A
           ----------------
Commitment and Total Tranche B Commitment, as the same may be reduced from time to time pursuant to Section 1.07.

          "Total Revenue" has the meaning ascribed to such term in Section
           -------------
4.11(b).

          "Total Tranche A Commitment" means the aggregate amount of the Tranche
           --------------------------
A Commitments, as the same may be reduced from time to time pursuant to Section 1.07.

          "Total Tranche B Commitment" means the aggregate amount of the Tranche
           --------------------------
B Commitments, as the same may be reduced from time to time pursuant to Section 1.07.

          "Tranche A Commitment" means, with respect to any Bank, (i) the amount
           --------------------
set forth opposite such Bank's name under the heading "Tranche A Commitment" on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment, the amount of the assignor's Tranche A Commitment assigned to such Bank, in either case as the same may be reduced from time to time pursuant to Section
1.07 or increased or reduced from time to time pursuant to assignments in accordance with Section 9.10(a) or (ii) as the context may require, the obligation of such Bank to make Tranche A Loans in an aggregate unpaid principal amount not exceeding such amount.

          "Tranche A Loan" means any amount advanced by a Bank with respect to
           --------------
its Tranche A Commitment pursuant to Section 1.01(a).

          "Tranche B Commitment" means, with respect to any Bank, (i) the amount
           --------------------
set forth opposite such Bank's name under the heading "Tranche B Commitment" on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment, the amount of the assignor's Tranche B Commitment assigned to such Bank, in either case as the same may be reduced from time to time pursuant to Section
1.07 or increased or reduced from time to time pursuant to assignments in accordance with Section 9.10(a) or (ii) as the context may require, the obligation of such Bank to make Tranche B Loans in an aggregate unpaid principal amount not exceeding such amount.

          "Tranche B Loan" means any amount advanced by a Bank with respect to
           --------------
its Tranche B Commitment pursuant to Section 1.01(a).

          "Type" means, with respect to Loans, any of the following, each of
           ----
which shall be deemed to be a different "Type" of Loan: Base Rate Loans, Eurodollar Rate Loans having a one-month Interest Period, Eurodollar Rate Loans having a two-month Interest Period, Eurodollar Rate Loans having a three-month Interest Period, Eurodollar Rate Loans having a six-month Interest Period and, if made available by each of the Banks, Eurodollar Rate Loans having a nine-month Interest Period and Eurodollar Rate Loans having a twelve-month Interest Period. Any Eurodollar Rate Loan having an Interest Period with a duration that differs from the duration specified for a Type of Eurodollar Rate Loan listed above solely as a result of the operation of clauses (i) and (ii) of the definition of "Interest Period" shall be deemed to be a Loan of such Type notwithstanding such difference in duration of Interest Periods. Tranche A Loans and Tranche B Loans shall not, by virtue solely of their identity as such, be deemed Loans of different Types.

          "Unfunded Benefit Liabilities" means, with respect to any Benefit Plan
           ----------------------------
at any time, the amount of unfunded benefit liabilities of such Benefit Plan at such time as determined under Section 4001(a)(18) of ERISA.

          "Uniform Commercial Code" means the Uniform Commercial Code as in
           -----------------------
effect from time to time in the State of New York.

          "United States person" has the meaning ascribed to such term in
           --------------------
Section 1.12(a).

          "Wholly Owned Subsidiary" means, with respect to any Person, any
           -----------------------
Subsidiary of such Person all of the Capital Securities and all other ownership interests and rights to acquire ownership interests of which (except directors' qualifying shares) are, directly or indirectly, owned or controlled by such Person or one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more of such Subsidiaries; unless otherwise specified, "Wholly Owned Subsidiary" means a Wholly Owned Subsidiary of the Borrower.

          (b)  Other Definitional Provisions.  (i)  Except as otherwise
               -----------------------------
     specified herein, all references herein (A) to any Person shall be deemed to include such Person's successors and assigns, (B) to any Applicable Law defined or referred to herein shall be deemed references to such Applicable Law or any successor Applicable Law as the same may have been or may be amended or supplemented from time to time and (C) to any Loan Document or Contract defined or referred to herein shall be deemed references to such Loan Document or Contract (and, in the case of any Note or any other instrument, any instrument issued in substitution therefor) as the terms thereof may have been or may be amended, supplemented, waived or otherwise modified from time to time.

               (ii) When used in this Agreement, the words "herein," "hereof" and "hereunder" and words of similar import shall refer to this Agreement as a whole and not to any provision of this Agreement, and the words "Article," "Section," "Annex," "Schedule" and "Exhibit" shall refer to Articles and Sections of, and Annexes, Schedules and Exhibits to, this Agreement unless otherwise specified.

              (iii) Whenever the context so requires, the singular number includes the plural and vice versa.

               (iv) Any item or list of items set forth following the word "including," "include" or "includes" is set forth only for the purpose of indicating that, regardless of whatever other items are in the category in which such item or items are "included," such item or items are in such category, and shall not be construed as indicating that the items in the category in which such item or items are "included" are limited to such items or to items similar to such items.

                (v) Each authorization in favor of the Administrative Agent, the Banks, the Borrower or any other Person granted by or pursuant to this Agreement shall be deemed to be irrevocable and coupled with an interest.

               (vi) Except as otherwise specified herein, all references herein to the Administrative Agent, any Bank or any Loan Party shall be deemed to refer to such Person however designated in the Loan Documents, so that (A) a reference to rights or duties of the Administrative Agent under the Loan Documents shall be deemed to include the rights or duties of such Person as the Secured Party under the Pledge Agreements and as a party under the Affiliate Subordination Agreement, (B) a reference to costs incurred by a Bank in connection with the Loan Documents shall be deemed to include costs incurred by such Person as a beneficiary of the Security Interest under the Pledge Agreements and as a beneficiary of the terms of the Affiliate Subordination Agreement and (C) a reference to the obligations of the Loan Parties (other than the Borrower) under the Loan Documents shall be deemed to include the obligations of such Persons as parties under the Affiliate Subordination Agreement and, in the case of Comcast Communications and the Borrower, as Pledgors under the Pledge Agreements.

              (vii) Except as otherwise specified therein, all terms defined in this Agreement shall have the meanings herein ascribed to them when used in the Notes or any certificate, opinion or other document delivered pursuant hereto or thereto.

          Section 10.02.  Accounting Matters.  Unless otherwise specified
                          ------------------
herein, all accounting determinations hereunder and all computations utilized by the Borrower in complying with the covenants contained herein shall be made, all accounting terms used herein shall be interpreted, and all financial statements required to be delivered hereunder shall be prepared, in accordance with Generally Accepted Accounting Principles, except for such departures from Generally Accepted Accounting Principles so long as (a) the Borrower shall have delivered to the Administrative Agent, with sufficient copies for each of the Banks, not later than the first time that such financial statements or computations are prepared or made on the basis of such departures, a notice setting forth in reasonable detail the nature and substance of such departures and the application thereof to such financial statements or computations and (b) the Required Banks shall not have notified the Borrower within 60 days of the receipt of the Borrower's notice that such financial statements or computations may not be prepared or made in accordance with or on the basis of such departures.

          Section 10.03.  Representations and Warranties.  All Representations
                          ------------------------------
and Warranties shall be deemed made (a) in the case of any Representation and Warranty contained in this Agreement at the time of its initial execution and delivery, at and as of the Agreement Date, (b) in the case of any Representation and Warranty contained in this Agreement or any other document at the time any Loan is made, at and as of such time and (c) in the case of any particular Representation and Warranty, wherever contained, at such other time or times as such Representation and Warranty is made or deemed made in accordance with the provisions of this Agreement or the document pursuant to, under or in connection with which such Representation and Warranty is made or deemed made.

          Section 10.04.  Captions.  Captions to Articles, Sections and
                          --------
subsections of, and Annexes, Schedules and Exhibits to, this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or in any way affect the meaning or construction of any provision of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers all as of the Agreement Date.


                              COMCAST MH HOLDINGS, INC.


                              By: /s/ John R. Alchin
                                 --------------------------------
                                 Name: John R. Alchin
                                 Title: Senior Vice President & Treasurer


                              NATIONSBANK OF TEXAS, N.A., as
                              Administrative Agent, Arranging
                              Agent and a Bank


                              By: /s/ Thomas E. Carter
                                 --------------------------------
                                 Name: Thomas E. Carter
                                 Title: Senior Vice President


                              THE CHASE MANHATTAN BANK (NATIONAL
                              ASSOCIATION), as Arranging Agent
                              and a Bank


                              By: /s/ John P. White
                                 --------------------------------
                                 Name: John P. White
                                 Title: V.P.


                              THE TORONTO-DOMINION BANK, as
                              Arranging Agent and a Bank


                              By: /s/ Debbie A. Greene
                                 --------------------------------
                                 Name: Debbie A. Greene
                                 Title: Mgr. Cr. Admin.


                              THE BANK OF NEW YORK, as
                              Managing Agent and a Bank


                              By: /s/ Bart J. Partington
                                 --------------------------------
                                 Name: Bart J. Partington
                                 Title: Vice President

                                        THE BANK OF NOVA SCOTIA, as
                                        Managing Agent and a Bank


                                        By: /s/ James N. Tryforos
                                           --------------------------------
                                           Name: James N. Tryforos
                                           Title: Authorized Signatory


                                        CANADIAN IMPERIAL BANK OF COMMERCE,
                                        as Managing Agent and a Bank


                                        By: /s/ Deborah D. Strek
                                           --------------------------------
                                           Name: Deborah D. Strek
                                           Title: Authorized Signatory


                                        MORGAN GUARANTY TRUST COMPANY OF
                                        NEW YORK, as Managing Agent and a
                                        Bank


                                        By: /s/ Eugenia Wilds
                                           --------------------------------
                                           Name: Eugenia Wilds
                                           Title: V.P.


                                        BARCLAYS BANK PLC


                                        By: /s/ Andrew M. Wynn
                                           --------------------------------
                                           Name: Andrew M. Wynn
                                           Title: Director


                                        THE FIRST NATIONAL BANK OF BOSTON


                                        By: /s/ Mark L. Evans
                                           --------------------------------
                                           Name: Mark L. Evans
                                           Title: Director


                                        BANK OF HAWAII


                                        By: /s/ Buddy Montgomery
                                           --------------------------------
                                           Name: Buddy Montgomery
                                           Title: Vice President

                                        THE SUMITOMO BANK, LIMITED, CHICAGO
                                        BRANCH


                                        By: /s/ Takaya Iida
                                           --------------------------------
                                           Name: Takaya Iida
                                           Title: Joint General Manager


                                        BANK OF MONTREAL

                                        By: /s/ Gretchen Shugart
                                           --------------------------------
                                           Name: Gretchen Shugart
                                           Title: Director


                                        CHEMICAL BANK

                                        By: /s/ Jeffrey C. Howe
                                           --------------------------------
                                           Name: Jeffrey C. Howe
                                           Title: Vice President


                                        CITIBANK, N.A.

                                        By: /s/ Eric Huttner
                                           --------------------------------
                                           Name: Eric Huttner
                                           Title: Vice President


                                        CREDIT LYONNAIS CAYMAN ISLAND
                                        BRANCH

                                        By: /s/ M. Bernadette Collins
                                           --------------------------------
                                           Name: M. Bernadette Collins
                                           Title: V.P.


                                        THE LONG-TERM CREDIT BANK OF JAPAN,
                                        LIMITED

                                        By: /s/ Hiroshi Sasaki
                                           --------------------------------
                                           Name: Hiroshi Sasaki
                                           Title: Deputy General Manager


                                        MELLON BANK, N.A.

                                        By: /s/ G. Louis Ashley
                                           --------------------------------
                                           Name: G. Louis Ashley
                                           Title: First Vice President

                                  ROYAL BANK OF CANADA

                                  By: /s/ Thomas M. Byrne
                                     -------------------------------------------
                                     Name: Thomas M. Byrne
                                     Title: Manager


                                  SOCIETE GENERALE

                                  By: /s/ John Sadik-Khan
                                     -------------------------------------------
                                     Name: John Sadik-Khan
                                     Title: Vice President


                                  BANQUE FRANCAISE DU COMMERCE
                                  EXTERIEUER

                                  By: /s/ Peter K. Harris / /s/ D. Copp
                                     -------------------------------------------
                                     Name: Peter K. Harris / D. Copp
                                     Title: Vice President / Vice President


                                  BANK OF CALIFORNIA, N.A.

                                  By: /s/ David L. Chicca
                                     -------------------------------------------
                                     Name: David L. Chicca
                                     Title: V.P.


                                  BANK OF TOKYO TRUST COMPANY

                                  By: /s/ Charles Poer
                                     -------------------------------------------
                                     Name: Charles Poer
                                     Title: Vice President & Manager


                                  BANQUE PARIBAS

                                  By: /s/ Nicole Cawley
                                     -------------------------------------------
                                     Name: Nicole Cawley
                                     Title: Vice President

                                  By: /s/ Errol R. Antzis
                                     -------------------------------------------
                                     Name: Errol R. Antzis
                                     Title: Group Vice President


                                  COMPAGNIE FINANCIERE DE CIC ET DE
                                  L'UNION EUROPEENE

                                  By: /s/ Marcus Edward / /s/ Dora DeBlasi Hyduk
                                     -------------------------------------------
                                     Name: Marcus Edward / Dora DeBlasi Hyduk
                                     Title: Vice Presidents

                                        CRESTAR BANK

                                        By: /s/ J. Eric Millham
                                           --------------------------------
                                           Name: J. Eric Millham
                                           Title: Vice President


                                        THE DAI-ICHI KANGYO BANK, LTD.

                                        By: /s/ Seiji Imai
                                           --------------------------------
                                           Name: Seiji Imai
                                           Title: Assistant Vice President


                                        DRESDNER BANK AG, NEW YORK and
                                        GRAND CAYMAN BRANCHES

                                        By: /s/ Charles H. Hill
                                           --------------------------------
                                           Name: Charles H. Hill
                                           Title: Vice President

                                        By: /s/ R. Matthew Scherer
                                           --------------------------------
                                           Name: R. Matthew Scherer
                                           Title: Vice President


                                        DEUTSCHE BANK AG, NEW YORK and/or
                                        CAYMAN ISLANDS BRANCHES

                                        By: /s/ Binna R. Dabbah
                                           --------------------------------
                                           Name: Binna R. Dabbah
                                           Title: Vice President

                                        By: /s/ Alain M. Bolea
                                           --------------------------------
                                           Name: Alain M. Bolea
                                           Title: Director


                                        FIRST FIDELITY BANK, N.A.

                                        By: /s/ Annette Procacci
                                           --------------------------------
                                           Name: Annette Procacci
                                           Title: V.P.


                                        THE FUJI BANK, LIMITED, NEW YORK
                                        BRANCH

                                        By: /s/ Katsunori Nozawa
                                           --------------------------------
                                           Name: Katsunori Nozawa
                                           Title: Vice President & Manager

                          THE INDUSTRIAL BANK OF JAPAN
                          LIMITED

                          By: /s/ Junri Oda
                             --------------------------------
                             Name: Junri Oda
                             Title: Senior Vice President and
                                    Senior Manager


                          NIPPON CREDIT BANK, LTD.

                          By: /s/ David C. Carrington
                             --------------------------------
                             Name: David C. Carrington
                             Title: V.P. & Mgr.


                          THE SANWA BANK, LTD.
                          NEW YORK BRANCH

                          By: /s/ Joseph E. Lee
                             --------------------------------
                             Name: Joseph E. Lee
                             Title: Vice President and
                                    Area Manager


                          UNITED JERSEY BANK

                          By: /s/ Henry G. Kush, Jr.
                             --------------------------------
                             Name: Henry G. Kush, Jr.
                             Title: Vice President


                          BANQUE NATIONALE DE PARIS

                          By: /s/ Christopher J. Kietz / /s/ Serge Desrayaud
                             -----------------------------------------------
                             Name: Christopher J. Kietz / Serge Desrayaud
                             Title: V.P. / V.P.


                          THE SUMITOMO TRUST & BANKING COMPANY,
                               LIMITED

                          By: /s/ Hedehiko Asni
                             --------------------------------
                             Name: Hedehiko Asni
                             Title: Deputy General Manager

                                                                         ANNEX A
                                                                         -------

Banks, Lending Offices
and Notice Addresses                                            Commitment
- - - ----------------------                                          ----------

NATIONSBANK OF TEXAS, N.A.                                      $31,000,000

Domestic Lending Office:
901 Main Street, 64th Floor
Dallas, Texas  75202

Eurodollar Lending Office:
901 Main Street, 64th Floor
Dallas, Texas  75202

Notice Address:
901 Main Street, 64th Floor
Dallas, Texas  75202

Telecopier No.: (214) 508-0980
Telephone No.:  (214) 508-0924
Attention:  Thomas Carter


THE CHASE MANHATTAN BANK
  (NATIONAL ASSOCIATION)                                        $31,000,000

Domestic Lending Office:
One Chase Manhattan Plaza,
4th Floor
New York, New York  10081

Eurodollar Lending Office:
One Chase Manhattan Plaza,
4th Floor
New York, New York  10081

Notice Address:
One Chase Manhattan Plaza
  4th Floor
New York, New York  10081

Telecopier No.: (212) 552-4905
Telephone No.:  (212) 552-5116
Attention:  John P. White

Banks, Lending Offices
 and Notice Addresses                                           Commitment
- - - ----------------------                                          ----------

THE TORONTO-DOMINION BANK                                       $31,000,000

Domestic Lending Office:
909 Fannin Street, Suite 1700
Houston, Texas  77010

Eurodollar Lending Office:
909 Fannin Street, Suite 1700
Houston, Texas  77010

Notice Address:
31 West 52nd Street
New York, New York  10019-6101

Telecopier No.: (212) 262-1928
Telephone No.:  (212) 468-0740/0733
Attention:  Brian Rich/Chris Shipman


THE BANK OF NEW YORK                                            $31,000,000

Domestic Lending Office:
One Wall Street
New York, New York  10286

Eurodollar Lending Office:
One Wall Street
New York, New York  10286

Notice Address:
The Bank of New York
One Wall Street
New York, New York  10286

Telecopier No.: (212) 635-8593
Telephone No.:  (212) 635-8607
Attention:  Bart J. Partington

Banks, Lending Offices
 and Notice Addresses                                           Commitment
- - - ----------------------                                          ----------

THE BANK OF NOVA SCOTIA                                         $31,000,000

Domestic Lending Office:
New York Agency
One Liberty Plaza, 26th Floor
New York, New York  10006

Eurodollar Lending Office:
New York Agency
One Liberty Plaza, 26th Floor
New York, New York  10006

Notice Address:
New York Agency
One Liberty Plaza, 26th Floor
New York, New York  10006

Telecopier No.: (212) 225-5091
Telephone No.:  (212) 225-5099
Attention:  Claudia Chifos


CANADIAN IMPERIAL BANK OF COMMERCE                              $31,000,000

Domestic Lending Office:
2 Paces West
2727 Paces Ferry Road
Suite 1200
Atlanta, GA 30339

Eurodollar Lending Office:
2 Paces West
2727 Paces Ferry Road
Suite 1200
Atlanta, GA 30339

Notice Address:
2 Paces West
2727 Paces Ferry Road
Suite 1200
Atlanta, GA 30339

Telecopier No.:
Telephone No.:  (404) 319-4819
Attention:  Ann Milan

Banks, Lending Offices
 and Notice Addresses                                           Commitment
- - - ----------------------                                          ----------

MORGAN GUARANTY TRUST COMPANY
  OF NEW YORK                                                   $31,000,000

Domestic Lending Office:
60 Wall Street
New York, NY  10260

Eurodollar Lending Office:
60 Wall Street
New York, NY  10260

Notice Address:
60 Wall Street
New York, NY  10260

Telecopier No.: (212) 648-5016
Telephone No.:  (212) 648-6991
Attention:  Barbara Asch


BARCLAYS BANK PLC                                               $27,000,000

Domestic Lending Office:
388 Market Street
Suite 1700
San Francisco, CA  94111

Eurodollar Lending Office:
388 Market Street
Suite 1700
San Francisco, CA  94111

Notice Address:
388 Market Street
Suite 1700
San Francisco, CA  94111

Telecopier No.:  (415) 765-4760
Telephone No.:  (415) 765-4703
Attention:  Micheal Ballard

Banks, Lending Offices
 and Notice Addresses                                           Commitment
- - - ----------------------                                          ----------

THE FIRST NATIONAL BANK OF BOSTON                               $27,000,000

Domestic Lending Office:
Media & Communications Group
435 Tasso Street
Suite 250
Palo Alto, CA 94301

Eurodollar Lending Office:
Commercial Loan Services
74-02-04I
100 Rushcraft Road
Dedham, MA 02026

Notice Address:
Commercial Loan Services
74-02-04I
100 Rustcraft Road
Dedham, MA 02026

Telecopier No.: (415) 853-1425/(617) 467-2276
Telephone No.:  (415) 853-0143/(617) 467-2294
Attention:  Mark Evans/Edward Offet


BANK OF HAWAII                                                  $27,000,000

Domestic Lending Office:
130 Merchant Street
Honolulu, Hawaii  96813

Eurodollar Lending Office:
130 Merchant Street
Honolulu, Hawaii  96813

Notice Address:
130 Merchant Street
Honolulu, Hawaii  96813

Telecopier No.: (808) 537-8301
Telephone No.:  (808) 537-8237
Attention:  Buddy Montgomery

Banks, Lending Offices
 and Notice Addresses                                           Commitment
- - - ----------------------                                          ----------

THE SUMITOMO BANK LTD.
CHICAGO BRANCH                                                  $27,000,000

Domestic Lending Office:
233 South Wacker Drive
Suite 4800
Chicago, IL 60606-6448

Eurodollar Lending Office:
233 South Wacker Drive
Suite 4800
Chicago, IL 60606-6448

Notice Address:
233 South Wacker Drive
Suite 4800
Chicago, IL 60606-6448

Telecopier No.: (312) 876-6436
Telephone No.:  (312) 876-6453
Attention:  Patrick Kennedy


BANK OF MONTREAL                                                $27,000,000

Domestic Lending Office:
430 Park Avenue
New York, NY  10022

Eurodollar Lending Office:
430 Park Avenue
New York, NY  10022

Notice Address:
430 Park Avenue
New York, NY  10022

Telecopier No.: (212) 605-1648
Telephone No.:  (212) 605-1615
Attention:  Gretchen Shugart

Banks, Lending Offices
 and Notice Addresses                                           Commitment
- - - ----------------------                                          ----------

ROYAL BANK OF CANADA                                            $27,000,000

Domestic Lending Office:
Media Industries Group
Financial Square, 23rd Floor
New York, NY  10005-3531

Eurodollar Lending Office:
Media Industries Group
Financial Square, 23rd Floor
New York, NY  10005-3531

Notice Address:
Media Industries Group
Financial Square, 23rd Floor
New York, NY  10005-3531

Telecopier No.: (212) 428-6460
Telephone No.:  (212) 428-6551
Attention:  John Page


CHEMICAL BANK                                                   $27,000,000

Domestic Lending Office:
270 Park Avenue
New York, NY  10017

Eurodollar Lending Office:
270 Park Avenue
New York, NY  10017

Notice Address:
270 Park Avenue
New York, NY  10017

Telecopier No.: (212) 270-2056
Telephone No.:  (212) 270-4036
Attention:  Joseph Coneeny

Banks, Lending Offices
 and Notice Addresses                                           Commitment
- - - ----------------------                                          ----------

CREDIT LYONNAIS CAYMAN ISLAND BRANCH                            $27,000,000

Domestic Lending Office:
1301 Avenue of the Americas
New York, NY  10019

Eurodollar Lending Office:
1301 Avenue of the Americas
New York, NY  10019

Notice Address:
1301 Avenue of the Americas
New York, NY  10019

Telecopier No.: (212) 261-3421
Telephone No.:  (212) 261-7836
Attention:  Bernadette Collins


THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED                     $27,000,000

Domestic Lending Office:
165 Broadway, 50th Floor
New York, NY 10006

Eurodollar Lending Office:
165 Broadway, 50th Floor
New York, NY 10006

Notice Address:
165 Broadway, 50th Floor
New York, NY 10006

Telecopier No.: (212) 608-2371
Telephone No.:  (212) 335-4549
Attention:  Tetsuya Fukunaga

Banks, Lending Offices
 and Notice Addresses                                           Commitment
- - - ----------------------                                          ----------

CITIBANK, N.A.                                                  $25,000,000

Domestic Lending Office:
399 Park Avenue
New York, NY  10043

Eurodollar Lending Office:
399 Park Avenue
New York, NY  10043

Notice Address:
399 Park Avenue
New York, NY  10043

Telecopier No.: (212) 793-6873
Telephone No.:  (212) 559-8564
Attention:  Eric Huttner

MELLON BANK, N.A.                                               $25,000,000

Domestic Lending Office:
Media Group
One Mellon Bank Center
Pittsburgh, PA  15258-0001

Eurodollar Lending Office:
Media Group
One Mellon Bank Center
Pittsburgh, PA  15258-0001

Notice Address:
Media Group
One Mellon Bank Center
Pittsburgh, PA  15258-0001

Telecopier No.: (412) 234-6375
Telephone No.:  (412) 236-2472
Attention:  Maribeth Donnelly

Banks, Lending Offices
 and Notice Addresses                                           Commitment
- - - ----------------------                                          ----------

BANK OF TOKYO TRUST                                             $25,000,000

Domestic Lending Office:
1251 Avenue of the Americas, 12th Floor
New York, NY  10116-3138

Eurodollar Lending Office:
1251 Avenue of the Americas, 12th Floor
New York, NY  10116-3138

Notice Address:
1251 Avenue of the Americas, 12th Floor
New York, NY  10116-3138

Telecopier No.: (212) 349-7964
Telephone No.:  (212) 782-4324
Attention:  Charles Poer


COMPAGNIE FINANCIERE DE CIC ET DE L'UNION                       $25,000,000

Domestic Lending Office:
520 Madison Avenue, 37th Floor
New York, NY  10022

Eurodollar Lending Office:
520 Madison Avenue, 37th Floor
New York, NY  10022

Notice Address:
520 Madison Avenue, 37th Floor
New York, NY  10022

Telecopier No.: (212) 715-4535
Telephone No.:  (212) 715-4427
Attention:  Marcus Edward

Banks, Lending Offices
 and Notice Addresses                                           Commitment
- - - ----------------------                                          ----------

DRESDNER BANK AG, NEW YORK AND
GRAND CAYMAN BRANCHES                                           $25,000,000

Domestic Lending Office:
New York Branch
75 Wall Street
New York, NY  10005-2889

Eurodollar Lending Office:
Cayman Island Branch
75 Wall Street
New York, NY  10005-2889

Notice Address:
New York Branch
75 Wall Street
New York, NY  10005-2889

Telecopier No.: (212) 574-0129
Telephone No.:  (212) 574-0204
Attention:  Charles Hill


DEUTSCHE BANK AG NEW YORK AND/OR
CAYMAN ISLANDS BRANCHES                                         $25,000,000

Domestic Lending Office:
New York Branch
31 W. 52nd Street
New York, NY  10019

Eurodollar Lending Office:
New York Branch
31 W. 52nd Street
New York, NY  10019

Notice Address:
New York Branch
31 W. 52nd Street
New York, NY  10019

Telecopier No.: (212) 474-8256/8212
Telephone No.:  (212) 474-8258/8230
Attention:  Bina Dabbah/Noble Samuel

Banks, Lending Offices
 and Notice Addresses                                           Commitment
- - - ----------------------                                          ----------

THE FUJI BANK, LIMITED                                          $25,000,000
NEW YORK BRANCH

Domestic Lending Office:
New York Branch
Two World Trade Center
New York, NY  10048

Eurodollar Lending Office:
New York Branch
Two World Trade Center
New York, NY  10048

Notice Address:
New York Branch
Two World Trade Center
New York, NY  10048

Telecopier No.: (212) 321-9407
Telephone No.:  (212) 898-2021
Attention:  Brian O'Leary


INDUSTRIAL BANK OF JAPAN LIMITED                                $25,000,000

Domestic Lending Office:
245 Park Avenue, 23rd Floor
New York, NY  10167-0037

Eurodollar Lending Office:
245 Park Avenue, 23rd Floor
New York, NY  10167-0037

Notice Address:
245 Park Avenue, 23rd Floor
New York, NY  10167-0037

Telecopier No.: (212) 682-2870
Telephone No.:  (212) 309-6498
Attention:  Jeffrey Cole

Banks, Lending Offices
 and Notice Addresses                                           Commitment
- - - ----------------------                                          ----------

NIPPON CREDIT BANK, LTD.                                        $25,000,000

Domestic Lending Office:
New York Branch
245 Park Avenue
New York, NY  10167

Eurodollar Lending Office:
New York Branch
245 Park Avenue
New York, NY  10167

Notice Address:
New York Branch
245 Park Avenue
New York, NY  10167

Telecopier No.: (212) 490-3895
Telephone No.:  (212) 984-1338
Attention:  David Carrington


BANQUE NATIONALE DE PARIS                                       $20,000,000

Domestic Lending Office:
499 Park Avenue
New York, NY  10022

Eurodollar Lending Office:
499 Park Avenue
New York, NY  10022

Notice Address:
499 Park Avenue
New York, NY  10022

Telecopier No.: (212) 418-8269
Telephone No.:  (212) 415-9638
Attention:  Serge Desrayaud

Banks, Lending Offices
 and Notice Addresses                                          Commitment
- - - ----------------------                                         ----------

SOCIETE GENERALE                                               $15,000,000

Domestic Lending Office:
1221 Avenue of the Americas, 11th Floor
New York, NY  10020

Eurodollar Lending Office:
1221 Avenue of the Americas, 11th Floor
New York, NY  10020

Notice Address:
1221 Avenue of the Americas, 11th Floor
New York, NY  10020

Telecopier No.: (212) 278-6240
Telephone No.:  (212) 278-6884
Attention:  Carolyn Alves


BANQUE FRANCAISE DU COMMERCE EXTERIEUR                         $15,000,000

Domestic Lending Office:
645 Fifth Avenue, 20th Floor
New York, NY  10022

Eurodollar Lending Office:
645 Fifth Avenue, 20th Floor
New York, NY  10022

Notice Address:
645 Fifth Avenue, 20th Floor
New York, NY  10022

Telecopier No.: (212) 872-5045
Telephone No.:  (212) 872-5194
Attention:  David Kopp

Banks, Lending Offices
 and Notice Addresses                                          Commitment
- - - ----------------------                                         ----------

BANK OF CALIFORNIA, N.A.                                       $15,000,000

Domestic Lending Office:
400 California Street
San Francisco, CA  94104

Eurodollar Lending Office:
400 California Street
San Francisco, CA  94104

Notice Address:
400 California Street
San Francisco, CA  94104

Telecopier No.: (415) 765-2634
Telephone No.:  (415) 765-2671
Attention:  David Chicca



BANQUE PARIBAS                                                 $15,000,000

Domestic Lending Office:
Media-Entertainment Finance Group
787 Seventh Avenue, 32nd Floor
New York, NY  10019

Eurodollar Lending Office:
Media-Entertainment Finance Group
787 Seventh Avenue, 32nd Floor
New York, NY  10019

Notice Address:
Media-Entertainment Finance Group
787 Seventh Avenue, 32nd Floor
New York, NY  10019

Telecopier No.: (212) 841-2363
Telephone No.:  (212) 841-2126
Attention:  Errol Antzis

Banks, Lending Offices
 and Notice Addresses                                          Commitment
- - - ----------------------                                         ----------

THE DAI-ICHI KANGYO BANK, LTD.                                 $15,000,000

Domestic Lending Office:
New York Branch
One World Trade Center, Suite 4911
New York, NY  10048

Eurodollar Lending Office:
New York Branch
One World Trade Center, Suite 4911
New York, NY  10048

Notice Address:
New York Branch
One World Trade Center, Suite 4911
New York, NY  10048

Telecopier No.: (212) 524-0579
Telephone No.:  (212) 432-8411
Attention:  Seiji Imai


FIRST FIDELITY BANK                                            $15,000,000

Domestic Lending Office:
Communications Leading Division
123 S. Broad Street
Philadelphia, PA  19109

Eurodollar Lending Office:
Communications Leading Division
123 S. Broad Street
Philadelphia, PA  19109

Notice Address:
Communications Leading Division
123 S. Broad Street
Philadelphia, PA  19109

Telecopier No.: (215) 985-8793
Telephone No.:  (215) 985-8487
Attention:  Annette Procacci

Banks, Lending Offices
 and Notice Addresses                                          Commitment
- - - ----------------------                                         ----------

THE SANWA BANK, LTD.
NEW YORK BRANCH                                                $15,000,000

Domestic Lending Office:
Park Avenue Plaza
55 East 52nd Street
New York, NY  10055

Eurodollar Lending Office:
Park Avenue Plaza
55 East 52nd Street
New York, NY  10055

Notice Address:
Park Avenue Plaza
55 East 52nd Street
New York, NY  10055

Telecopier No.: (212) 754-1304
Telephone No.:  (212) 339-6205
Attention:  Joseph Leo


UNITED JERSEY BANK                                             $15,000,000

Domestic Lending Office:
301 Carnegie Center CN 5316
Princeton, NJ  08543

Eurodollar Lending Office:
301 Carnegie Center CN 5316
Princeton, NJ  08543

Notice Address:
301 Carnegie Center CN 5316
Princeton, NJ  08543

Telecopier No.: (609) 734-9125
Telephone No.:  (609) 987-3497
Attention: Henry G. Kush, Jr.

Banks, Lending Offices
 and Notice Addresses                                          Commitment
- - - ----------------------                                         ----------

SUMITOMO TRUST AND BANKING COMPANY, LIMITED                    $15,000,000

Domestic Lending Office:
New York Branch
527 Madison Avenue
New York, NY

Eurodollar Lending Office:
New York Branch
527 Madison Avenue
New York, NY

Notice Address:
New York Branch
527 Madison Avenue
New York, NY

Telecopier No.: (212) 326-0619
Telephone No.:  (212) 326-0619
Attention:  Elle Kim


CRESTAR BANK                                                      $10,000,000

Domestic Lending Office:
919 E. Main Street
Richmond, VA 23261-6665

Eurodollar Lending Office:
919 E. Main Street
Richmond, VA 23261-6665

Notice Address:
919 E. Main Street
Richmond, VA 23261-6665

Telecopier No.: (804) 782-5413
Telephone No.:  (804) 782-5675
Attention:  J. Eric Millham